Advanced Series Trust
Semi-Annual period ended 6/30/2016
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BARCLAYS PLC         06738EAL9
Trade Date
1/5/2016
List of Underwriters
Barclays Capital Inc,BMO Capital Markets Corp.,
Capital One Securities, Inc., CastleOak
Securities, L.P., CAVU Securities, LLC, ING
Financial Markets LLC, Loop Capital Markets
LLC, Mizuho Securities USA Inc., nabSecurities,
LLC, Natixis Securities America LLC, PNC
Capital Markets LLC, Regions Securities LLC,
Santander Investment Securities Inc., Scotia
Capital (USA) Inc., Siebert Brandford Shank &
Co., L.L.C., SMBC Nikko Securities America,
Inc., Standard Chartered Bank, TD Securities
(USA) LLC, U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc
Sector or ndustry
Banking
Date of First Offering:
1/5/2016
Ratings:
Baa3	BBB	A
Maturity Date:
1/12/2021
Coupon:
3.250
Unit Price:
99.945
Underwriting Spread per Unit:
0.325%
Gross Spread as a % of Price:
0.324%
Yield:
3.36
Yield to Maturity:
3.24
Principal Amount of Offering:
$1,499,175,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.283%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

PI LLC FUND NAME


 AST BlackRock Low Duration Bond Portfolio
0.0516%
$774,573.75
 AST BlackRock/Loomis Sayles Bond
Portfolio
0.0873%
$1,309,279.50
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1389%
$2,083,853.25
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1389%
$2,083,853.25

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BARCLAYS PLC                        06738EAN5
Trade Date
1/5/2016
List of Underwriters
Barclays Capital Inc., Academy
Securities, Inc., BMO Capital
Markets Corp., Capital One
Securities, Inc., ING Financial
Markets LLC, Lebenthal & Co,
LLC., MFR Securities, Inc.,
Mizuho Securities USA Inc.,
nabSecurities, LLC, Natixis
Securities America LLC, PNC
Capital Markets LLC , Regions
Securities LLC, Santander
Investment Securities Inc.,
Scotia Capital (USA) Inc., SMBC
Nikko Securities America, Inc.,
Standard Chartered Bank, TD
Securities (USA) LLC, The
Williams Capital Group, L.P.,
U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry
Banking
Date of First Offering:
1/5/2016
Ratings:
Baa3	BBB	A
Maturity Date:
1/12/2026
Coupon:
4.375
Unit Price:
99.512
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.447%
Yield:
4.59
Yield to Maturity:
4.36
Principal Amount of Offering:
$2,487,800,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.000%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.0622%
$1,547,411.60

0.0622%
$1,547,411.60
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0622%
$1,547,411.60




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Tower Corp 03027XAH3
Trade Date
01/08/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.
BBVA SECURITIES INC.
BNP PARIBAS SECURITIES CORP
CITIGROUP GLOBAL MARKETS INC.
COMMERZ MARKETS LLC
CREDIT AGRICOLE SECURITIES (USA)
INC.
EVERCORE GROUP L.L.C.
FIFTH THIRD SECURITIES, INC.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MIZUHO SECURITIES USA INC.
MORGAN STANLEY & CO. LLC
RBC CAPITAL MARKETS, LLC
SANTANDER INVESTMENT SECURITIES
INC.
SCOTIA CAPITAL (USA) INC
SG AMERICAS SECURITIES, LLC
SMBC NIKKO SECURITIES INC.
TD SECURITIES USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Financial
Date of First Offering:
01/08/2016
Ratings:
SP:BBB-/ MD:Baa3/ FT:BBB
Maturity Date:
02/15/2021
Coupon:
3.3%
Unit Price:
99.853
Underwriting Spread per Unit:
0.6000
Gross Spread as a % of Price:
0.601%
Yield:
3.305%
Yield to Maturity:
3.33%
Principal Amount of Offering:
750,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.3334%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1600%
$1,198,236.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1600%
$1,198,236.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Tower Corp (AMT 4.40%
02/15/26)
Cusip 03027XAJ9
Trade Date
01/08/16
List of Underwriters
BNP PARIBAS, BofA Merrill Lynch,
Citigroup, J.P. Morgan, Morgan
Stanley, Barclays BBVA, Credit
Agricole CIB, EA Markets,
Goldman, Sachs & Co., Mizuho
Securities, RBC Capital Markets,
Scotiabank, TD Securities,
COMMERZBANK, Evercore ISI, Fifth
Third Securities, HSBC, Santander
SOCIETE GENERALE, SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Real Estate
Date of First Offering:
01/08/16
Ratings:
Moody's Baa3; S&P BBB-; Fitch
BBB; Composite BBB-
Maturity Date:
02/15/26
Coupon:
4.40
Unit Price:
$99.713
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65
Yield:
4.321
Yield to Maturity:
4.166
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.43%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0160
$79,770
AST JPMorgan Strategic Opportunities
Portfolio
0.0439
$219,369
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0599
$299,139
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0599
$299,139




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
INTESA SANPAOLO SPA 46115HAW7
Trade Date
01/08/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BANCA IMI S.P.A.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P Morgan Securities LLC
Sector or Industry:
Banks
Date of First Offering:
01/08/2016
Ratings:
SP:BB/ MD:Ba1/ FT:BBB
Maturity Date:
01/15/2026
Coupon:
5.71%
Unit Price:
100.00
Underwriting Spread per Unit:
0.5500
Gross Spread as a % of Price:
0.550%
Yield:
5.71%
Yield to Maturity:
5.71%
Principal Amount of Offering:
1,500,000,000
Subordination Features:
Subordinated
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.2667%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0683%
$1,025,000.00
AST Goldman Sachs Strategic Income
Portfolio
0.0350%
$525,000.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1033%
$1,550,000.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1033%
$1,550,000.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NIPPON LIFE INSURANCE 654579AE1
Trade Date
01/13/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.
CITIGROUP GLOBAL MARKETS INC.
DAIWA SECURITIES CO., LTD.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MIZUHO SECURITIES USA INC.
MORGAN STANLEY & CO. LLC
NOMURA SECURITIES CO., LTD
SMBC NIKKO SECURITIES INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co. LLC
Sector or Industry:
Life Insurance
Date of First Offering:
01/13/2016
Ratings:
SP:NA/ MD:A3/ FT:A-
Maturity Date:
01/20/2046
Coupon:
4.7
Unit Price:
100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
4.7%
Yield to Maturity:
4.7%
Principal Amount of Offering:
1,500,000,000
Subordination Features:
Subordinated
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.8667%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
..0867%
$1,300,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
..0867%
$1,300,000.00





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Intesa Sanpaolo S.p.A (ISPIM 5.71%
01/15/26 144A)
Cusip 46115HAW7
Trade Date
01/08/16
List of Underwriters
Banca di Intermediazione Mobiliare;
Deutsche Bank Securities Inc.,
Goldman Sachs, JPMorgan Securities
LLC, Merrill Lynch Pierce Fenner &
Smith; Wells Fargo Securities LLC
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Banks
Date of First Offering:
01/08/16
Ratings:
Moody's Ba1; S&P BB; Fitch BBB; DBRS
BBBH
Maturity Date:
01/15/26
Coupon:
5.71
Unit Price:
$100
Underwriting Spread per Unit:
0.13
Gross Spread as a % of Price:
0.13
Yield:
5.931
Yield to Maturity:
6.220
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.21%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0153
$230,000
AST JPMorgan Strategic Opportunities
Portfolio
0.0447
$670,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0600
$900,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0600
$900,000













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lloyds Bank PLC (LLOYDS 2.05%
01/22/19)
Cusip 53944VAM1
Trade Date
01/19/16
List of Underwriters
BofA Merrill Lynch, J.P. Morgan,
Lloyds Securities, Morgan Stanley, TD
Securities
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Banks
Date of First Offering:
01/19/16
Ratings:
Moody's A1; S&P A; Fitch A+;
Composite A
Maturity Date:
01/22/19
Coupon:
2.05
Unit Price:
$99.867
Underwriting Spread per Unit:
0.20
Gross Spread as a % of Price:
0.20
Yield:
2.059
Yield to Maturity:
2.209
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.50%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0439
$329,561
AST JPMorgan Strategic Opportunities
Portfolio
0.1258
$943,743
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1697
$1,273,304
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1697
$1,273,304






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Transcontinental Gas Pipe Line Co LLC
(WPZ 7.85% 02/01/26 144A)
Cusip 893574AG8
Trade Date
01/19/16
List of Underwriters
Barclays Capital, JPMorgan
Securities, RBC Capital Markets,
Scotia Capital Inc., TD Securities
USA LLC
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Pipeline
Date of First Offering:
01/19/16
Ratings:
Moody's Baa2; S&P BBB-; Fitch BBB;
Composite BBB-
Maturity Date:
02/01/26
Coupon:
7.85
Unit Price:
$99.825
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65
Yield:
7.228
Yield to Maturity:
6.627
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0349
$349,388
AST JPMorgan Global Thematic Portfolio
0.0075
$74,869
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0424
$424,257
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0424
$424,257









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Treehouse Foods, Inc. (THS 6.00%
02/15/24 144A)
Cusip 89469AAC8
Trade Date
01/21/16
List of Underwriters
BofA Merrill Lynch, BMO Capital
Markets Corp, JPMorgan Securities,
SunTrust Robinson Humphrey, Wells
Fargo Securities LLC, Barclays
Capital, KeyBanc Capital Markets,
Rabo Securities USA Inc.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
01/21/16
Ratings:
Moody's Ba3; S&P BB; Composite BB-
Maturity Date:
02/15/24
Coupon:
6.00
Unit Price:
$100
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50
Yield:
5.647
Yield to Maturity:
4.775
Principal Amount of Offering:
775,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0490
$380,000
AST JPMorgan Global Thematic Portfolio
0.0077
$60,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0567
$440,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0567
$440,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Crown Castle International Corp
(CCI 4.45% 02/15/26)
Cusip 22822VAB7
Trade Date
01/28/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
J.P. Morgan, Mizuho Securities,
RBC Capital Markets, Barclays,
Credit Agricole CIB, Fifth Third
Securities, Morgan Stanley, MUFG,
SMBC Nikko, SunTrust Robinson
Humphrey, TD Securities, RBS,
Societe Generale, Wells Fargo
Securities, PNC Capital Markets
LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
01/28/16
Ratings:
Moody's Ba1; S&P BBB-; Fitch BBB-
; Composite BB+
Maturity Date:
02/15/26
Coupon:
4.45
Unit Price:
$99.671
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65
Yield:
4.378
Yield to Maturity:
4.239
Principal Amount of Offering:
900,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0681
$612,977
AST JPMorgan Global Thematic Portfolio
0.0244
$219,276
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0925
$832,253
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0925
$832,253






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Crown Castle International Corp
(CCI 3.40% 02/15/21)
Cusip 22822VAA9
Trade Date
01/28/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
J.P. Morgan, Mizuho Securities,
RBC Capital Markets, Barclays,
Credit Agricole CIB, Fifth Third
Securities, Morgan Stanley, MUFG,
SMBC Nikko, SunTrust Robinson
Humphrey, TD Securities, RBS,
Societe Generale, Wells Fargo
Securities, PNC Capital Markets
LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Real Estate
Date of First Offering:
01/28/16
Ratings:
Moody's Ba1; S&P BBB-; Fitch BBB-
; Composite BB+
Maturity Date:
02/15/21
Coupon:
3.40
Unit Price:
$99.977
Underwriting Spread per Unit:
0.60
Gross Spread as a % of Price:
0.60
Yield:
3.383
Yield to Maturity:
3.286
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0358
$214,951
AST JPMorgan Global Thematic Portfolio
0.0125
$74,983
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0483
$289,934
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0483
$289,934









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Home Depot, Inc. (HD 2.00%
04/01/21) Cusip 437076BL5
Trade Date
02/03/16
List of Underwriters
Barclays, BofA Merrill Lynch,
Goldman, Sachs & Co., J.P.
Morgan, BNY Mellon Capital
Markets, LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities,
Fifth Third Securities,  Mizuho
Securities, Morgan Stanley, RBC
Capital Markets, SunTrust
Robinson Humphrey, TD Securities,
The Williams Capital Group, L.P.,
US Bancorp, Wells Fargo
Securities, Lebenthal Capital
Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail - Consumer Discretionary
Date of First Offering:
02/03/16
Ratings:
Moody's A2; S&P A, Fitch A, DBRS
A
Maturity Date:
04/01/21
Coupon:
2.00
Unit Price:
$99.644
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.351
Yield:
1.972
Yield to Maturity:
1.690
Principal Amount of Offering:
1,350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.39%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0129
$174,377
AST JPMorgan Strategic Opportunities
Portfolio
0.0358
$483,273
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0487
$657,650
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0487
$657,650









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
OneMain Financial Issuance
Trust  (68268GAA6)
Trade Date
2/3/2016
List of Underwriters
Barclays, Citigroup, Credit
Suisse, Goldman Sachs, Natixis,
RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
144a Offering
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Co-Manager
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Natixis
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Consumer Finance
Date of First Offering:
2/3/2016
Ratings:
A+
Maturity Date:
2/20/2029
Coupon:
3.66
Unit Price:
$99.97424
Underwriting Spread per Unit:
0.425%
Gross Spread as a % of Price:
0.425%
Yield:
3.748%
Yield to Maturity:
3.748%
Principal Amount of Offering:
353,890,000
Subordination Features:
No
Years of Continued Operation:
3+ years


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.9874%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
AST Blackrock/Loomis Sayles Bond Portfolio
- Sub
0.9381%
3,320,000






Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.9381%
3,320,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over which subadviser has investment discretion













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Home Depot, Inc. (HD 3.00%
04/01/26) Cusip 437076BM3
Trade Date
02/03/16
List of Underwriters
Barclays, BofA Merrill Lynch,
Goldman, Sachs & Co., J.P.
Morgan, BNY Mellon Capital
Markets, LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities,
Fifth Third Securities,  Mizuho
Securities, Morgan Stanley, RBC
Capital Markets, SunTrust
Robinson Humphrey, TD Securities,
The Williams Capital Group, L.P.,
US Bancorp, Wells Fargo
Securities, Lebenthal Capital
Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail - Consumer Discretionary
Date of First Offering:
02/03/16
Ratings:
Moody's A2; S&P A, Fitch A, DBRS
A
Maturity Date:
04/01/26
Coupon:
3.00
Unit Price:
$99.356
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.452
Yield:
2.862
Yield to Maturity:
2.440
Principal Amount of Offering:
1,350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0066
$89,420
AST JPMorgan Strategic Opportunities
Portfolio
0.0261
$352,714
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0327
$442,134
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0327
$442,134







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
National Rural Utilities Cooperative
Finance Corp (NRUC 2.70% 02/15/23)
Cusip 637432NJ0
Trade Date
02/03/16
List of Underwriters
MUFG, RBC Capital Markets,
Scotiabank, US Bancorp, Mizuho
Securities, J.P. Morgan, KeyBanc
Capital Markets, PNC Capital Markets
LLC, SunTrust Robinson Humphrey,
Regions Securities LLC
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
RBC Capital Markets LLC
Sector or Industry:
Financial Services
Date of First Offering:
02/03/16
Ratings:
Moody's A1; S&P A; Fitch A+;
Composite A
Maturity Date:
02/15/23
Coupon:
2.70
Unit Price:
$99.727
Underwriting Spread per Unit:
0.625
Gross Spread as a % of Price:
0.626
Yield:
2.623
Yield to Maturity:
2.223
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0613
$214,413
AST JPMorgan Strategic Opportunities
Portfolio
0.1724
$603,348
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2337
$817,761
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2337
$817,761











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CCO Holdings, LLC & CCO Holdings
Capital Corp (CHTR 5.875% 04/01/24
144A, Cusip 1248EPBP7
Trade Date
02/04/16
List of Underwriters
BofA Merrill Lynch, Citi, Credit
Suisse, Deutsche Bank AG, Goldman
Sachs, UBS Securities LLC, Wells
Fargo Securities LLC, Acadian
Securities, Credit Agricole
Securities LLC, JPMorgan Securities,
Lebenthal & Co Inc., LionTree
Advisors LLC, Mizuho Securities USA
Inc., Morgan Stanley, MUFG Union Bank
NA, Ramirez & Co Inc., RBC Capital
Markets, Scotiabank, SMBC Nikko
Securities America Inc., SunTrust
Robinson Humphrey Inc., TD Securities
USA LLC, US Bancorp, Williams Capital
Group LP
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Cable & Satellite
Date of First Offering:
02/04/16
Ratings:
Moody's B1; S&P BB-; Fitch BB-;
Composite B+
Maturity Date:
04/01/24
Coupon:
5.875
Unit Price:
$100
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88
Yield:
5.629
Yield to Maturity:
5.013
Principal Amount of Offering:
1,700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.44%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0073
$124,000
AST High Yield Portfolio (JPM sleeve)
0.0357
$607,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0430
$731,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0430
$731,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Apple Inc. (AAPL 1.70% 02/22/19)
Cusip 037833BQ2
Trade Date
02/16/16
List of Underwriters
Goldman, Sachs & Co., BofA Merrill
Lynch, Deutsche Bank Securities, J.P.
Morgan, Barclays, Standard Chartered
Bank, Wells Fargo Securities,
CastleOak Securities, L.P., Drexel
Hamilton, Loop Capital Markets,
Ramirez & Co., Inc.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Communications Equipment
Date of First Offering:
02/16/16
Ratings:
Moody's Aa1; S&P AA+; Composite AA+
Maturity Date:
02/22/19
Coupon:
1.70
Unit Price:
$99.983
Underwriting Spread per Unit:
0.10
Gross Spread as a % of Price:
0.10
Yield:
1.673
Yield to Maturity:
1.125
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0080
$79,986



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0080
$79,986










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Apple Inc. (AAPL 3.25% 02/23/26)
Cusip 037833BY5
Trade Date
02/16/16
List of Underwriters
Goldman, Sachs & Co., BofA Merrill
Lynch, Deutsche Bank Securities, J.P.
Morgan, Barclays, Standard Chartered
Bank, Wells Fargo Securities,
CastleOak Securities, L.P., Drexel
Hamilton, Loop Capital Markets,
Ramirez & Co., Inc.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Communications Equipment
Date of First Offering:
02/16/16
Ratings:
Moody's Aa1; S&P AA+; Composite AA+
Maturity Date:
02/23/26
Coupon:
3.25
Unit Price:
$99.780
Underwriting Spread per Unit:
0.200
Gross Spread as a % of Price:
0.200
Yield:
3.103
Yield to Maturity:
2.686
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0307
$613,647
AST JPMorgan Global Thematic Portfolio
0.0120
$239,472
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0427
$853,119
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0427
$853,119











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
COMCAST CORPORATION
20030NBR1
Trade Date
2/16/2016
List of Underwriters
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, RBC Capital
Markets, LLC, Wells Fargo
Securities, LLC, Barclays
Capital Inc., BNP Paribas
Securities Corp., Citigroup
Global Markets Inc., Credit
Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc.,
Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Lloyds
Securities Inc., Mizuho
Securities USA Inc., Morgan
Stanley & Co. LLC, SMBC Nikko
Securities America, Inc.,
SunTrust Robinson Humphrey,
Inc., UBS Securities LLC,
Santander Investment Securities
Inc., U.S. Bancorp Investments,
Inc., DNB Markets, Inc., PNC
Capital Markets LLC, TD
Securities (USA) LLC, The
Williams Capital Group, L.P.,
C.L. King & Associates, Inc.,
Drexel Hamilton, LLC, Lebenthal
& Co., LLC, Loop Capital
Markets LLC, Mischler Financial
Group, Inc., Samuel A. Ramirez
& Company, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or ndustry
Cable and Satellite
Date of First Offering:
2/16/2016
Ratings:
A3	A-	A-
Maturity Date:
3/1/2023
Coupon:
2.75%
Unit Price:
99.847
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.349%
Yield:
2.77
Yield to Maturity:
2.74
Principal Amount of Offering:
$748,852,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.666%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.5094%
$3,815,153.87



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.5094%
$3,815,153.87





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Bank of New York Mellon Corp (BK
2.50% 04/15/21)
Cusip 06406FAA1
Trade Date
02/16/16
List of Underwriters
Citigroup Global Markets Inc.,
Goldman Sachs & Co., JPMorgan, Wells
Fargo Securities, LLC, BNY Mellon
Capital Markets, LLC, HSBC Securities
(USA) Inc., Jefferies LLC, PNC
Capital Markets LLC, Santander
Investment Securities Inc.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Financial Services
Date of First Offering:
02/16/16
Ratings:
Moody's A1; S&P A; Fitch AA-; DBRS
AAL
Maturity Date:
04/15/21
Coupon:
2.50
Unit Price:
$99.901
Underwriting Spread per Unit:
0.150
Gross Spread as a % of Price:
0.150
Yield:
2.444
Yield to Maturity:
2.007
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.78%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0625
$624,500
AST JPMorgan Global Thematic Portfolio
0.0225
$224,820
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0850
$849,320
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0850
$849,320

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
General Motors Compancy (GM 6.75%
04/01/46)
Cusip 37045VAL4
Trade Date
02/18/16
List of Underwriters
Goldman, Sachs & Co., BofA
Merrill Lynch, Citigroup,
Deutsche Bank Securities, Morgan
Stanley, Barclays, BNP PARIBAS,
COMMERZBANK, Credit Agricole CIB,
Credit Suisse, J.P. Morgan,
Lloyds Securities, Mizuho
Securities, SOCIETE GENERALE, BB
Securities, Bradesco BBI, RBC
Capital Markets, RBS, TD
Securities, Blaylock Beal Van,
LLC, C.L. King & Associates,
Mischler Financial Group, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
02/18/16
Ratings:
Moody's Ba1; S&P BBB-; Fitch BBB-
; Composite BB+
Maturity Date:
04/01/46
Coupon:
6.75
Unit Price:
$99.909
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875
Yield:
6.068
Yield to Maturity:
5.936
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.17%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0140
$104,904
AST JPMorgan Global Thematic Portfolio
0.0040
$29,973
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0180
$134,877
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0180
$134,877






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Honda Finance Corp (HNDA
1.70% 02/22/19)
Cusip 02665WBA8
Trade Date
02/18/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
J.P. Morgan, SOCIETE GENERALE,
BNP PARIBAS, Mizuho Securities,
RBC Capital Markets, TD
Securities, US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
02/18/16
Ratings:
Moody's A1; S&P A+; Composite A+
Maturity Date:
02/22/19
Coupon:
1.70
Unit Price:
$99.980
Underwriting Spread per Unit:
0.225
Gross Spread as a % of Price:
0.225
Yield:
1.681
Yield to Maturity:
1.293
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.95%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0421
$294,941



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0421
$294,941











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PHILIP MORRIS INTL INC 718172BS7
Trade Date
02/18/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BBVA SECURITIES INC.
CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.
ING FINANCIAL MARKETS LLC
MIZUHO SECURITIES USA INC.
SANTANDER INVESTMENT SECURITIES
INC.
UBS SECURITIES LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities Inc.
Sector or Industry:
Consumer Goods
Date of First Offering:
02/18/2016
Ratings:
SP:A/ MD:A2/ FT:A
Maturity Date:
02/25/2021
Coupon:
1.875%
Unit Price:
99.172
Underwriting Spread per Unit:
0.3000
Gross Spread as a % of Price:
0.303%
Yield:
1.891%
Yield to Maturity:
1.875%
Principal Amount of Offering:
750,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.6667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.1000%
$743,790.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1000%
$743,790.00









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PHILIP MORRIS INTL INC 718172BT5
Trade Date
02/18/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BBVA SECURITIES INC.
CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.
ING FINANCIAL MARKETS LLC
MIZUHO SECURITIES USA INC.
SANTANDER INVESTMENT SECURITIES
INC.
UBS SECURITIES LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities Inc.
Sector or Industry:
Consumer Goods
Date of First Offering:
02/18/2016
Ratings:
SP:A/ MD:A2/ FT:A
Maturity Date:
02/25/2026
Coupon:
2.75%
Unit Price:
99.195
Underwriting Spread per Unit:
0.4500
Gross Spread as a % of Price:
0.454%
Yield:
2.772%
Yield to Maturity:
2.84%
Principal Amount of Offering:
750,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

12.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1233%
$917,553.75
AST Goldman Sachs Global Income Portfolio
0.1533%
$1,140,742.50
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2766%
$2,058,296.25
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2766%
$2,058,296.25





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PepsiCo Inc., (PEP 1.50%
02/22/19)
Cusip 713448DE5
Trade Date
02/19/16
List of Underwriters
BNP PARIBAS, J.P. Morgan, Morgan
Stanley, BBVA, Goldman, Sachs &
Co., Mizuho Securities, Barclays,
ING, Siebert Brandford Shank &
Co., L.L.C., US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Food & Beverage
Date of First Offering:
02/19/16
Ratings:
Moody's A1; S&P A; Fitch A;
Composite A
Maturity Date:
02/22/19
Coupon:
1.50
Unit Price:
$99.971
Underwriting Spread per Unit:
0.250
Gross Spread as a % of Price:
0.250
Yield:
1.469
Yield to Maturity:
0.740
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic
0.0183
$109,968



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0183
$109,968








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PepsiCo Inc., (PEP 4.45%
04/14/46)
Cusip 713448DD7
Trade Date
02/19/16
List of Underwriters
BNP PARIBAS, J.P. Morgan, Morgan
Stanley, BBVA, Goldman, Sachs &
Co., Mizuho Securities, Barclays,
ING, Siebert Brandford Shank &
Co., L.L.C., US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Food & Beverage
Date of First Offering:
02/19/16
Ratings:
Moody's A1; S&P A; Fitch A;
Composite A
Maturity Date:
04/14/46
Coupon:
4.45
Unit Price:
$105.791
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.827
Yield:
3.982
Yield to Maturity:
3.785
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0818
$613,588
AST JPMorgan Global Thematic Portfolio
0.0183
$185,134
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1001
$798,722
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1001
$798,722










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cisco Systems Inc. (CSCO 2.20%
02/28/21)
Cusip 17275RBD3
Trade Date
02/22/16
List of Underwriters
BofA Merrill Lynch, Barclays,
J.P. Morgan, Wells Fargo
Securities, BNP PARIBAS, HSBC,
BB&T Capital Markets, Citigroup,
Credit Suisse, Deutsche Bank
Securities, Goldman, Sachs & Co.,
Lloyds Securities, Morgan
Stanley, RBC Capital Markets,
Mischler Financial Group, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisor LLC
Sector or Industry:
Communications Equipment
Date of First Offering:
02/22/16
Ratings:
Moody's A1; S&P AA-; Composite A+
Maturity Date:
02/28/21
Coupon:
2.20
Unit Price:
$99.808
Underwriting Spread per Unit:
0.250
Gross Spread as a % of Price:
0.250
Yield:
2.152
Yield to Maturity:
1.722
Principal Amount of Offering:
2,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0557
$1,392,322
AST JPMorgan Global Thematic Portfolio
0.0168
$419,194
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0725
$1,811,516
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0725
$1,811,516






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CISCO SYSTEMS INC 17275RBD3
Trade Date
02/22/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.
BNP PARIBAS SECURITIES CORP
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
LLOYDS BANK PLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MORGAN STANLEY & CO. LLC
RBC CAPITAL MARKETS, LLC
SCOTT & STRINGFELLOW, LLC
WELLS FARGO SECURITIES, LLC
MISCHLER FINANCIAL GROUP, INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities, LLC
Sector or Industry:
Technology
Date of First Offering:
02/22/2016
Ratings:
SP:AA-/ MD:A1/ FT:NA
Maturity Date:
02/28/2021
Coupon:
2.20%
Unit Price:
99.808
Underwriting Spread per Unit:
0.2500
Gross Spread as a % of Price:
0.250%
Yield:
2.204%
Yield to Maturity:
2.23%
Principal Amount of Offering:
2,500,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.0400%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0970%
$2,420,344.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0970%
$2,420,344.00


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Magellan Midstream Partners, LP
(MMP 5.00% 03/01/26)
Cusip 559080AK2
Trade Date
02/22/16
List of Underwriters
Barclays, US Bancorp, Wells Fargo
Securities, PNC Capital Markets
LLC, SMBC Nikko, Citigroup, J.P.
Morgan, Mizuho Securities, RBC
Capital Markets, SunTrust
Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Pipeline
Date of First Offering:
02/22/16
Ratings:
Moody's Baa1; S&P BBB+; Composite
BBB+
Maturity Date:
03/01/26
Coupon:
5.00
Unit Price:
$99.875
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.650
Yield:
4.603
Yield to Maturity:
3.916
Principal Amount of Offering:
650,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.44%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0522
$339,575
AST JPMorgan Global Thematic Portfolio
0.0154
$99,875
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0676
$439,450
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0676
$439,450






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Express Scripts Holding Company
(ESRX 4.50% 02/25/26)
Cusip 30219GAM0
Trade Date
02/22/16
List of Underwriters
Citigroup, Credit Suisse, Morgan
Stanley, BofA Merrill Lynch, J.P.
Morgan, Mizuho Securities, MUFG,
RBC Capital Markets, Credit
Agricole CIB, Deutsche Bank
Securities, Scotiabank, SMBC
Nikko, SunTrust Robinson
Humphrey, TD Securities, US
Bancorp, Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
02/22/16
Ratings:
Moody's Baa2; S&P BBB+; Fitch
BBB; Composite BBB
Maturity Date:
02/25/26
Coupon:
4.50
Unit Price:
$99.467
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.653
Yield:
4.307
Yield to Maturity:
3.935
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.75%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0381
$571,935
AST JPMorgan Global Thematic Portfolio
0.0096
$144,227
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0477
$716,162
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0477
$716,162






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UnitedHealth Group Inc. (UNH
1.70% 02/15/19)
Cusip 91324PCT7
Trade Date
02/22/16
List of Underwriters
Wells Fargo Securities, Barclays,
Goldman, Sachs & Co., Mizuho
Securities, US Bancorp, BofA
Merrill Lynch, BMO Capital
Markets, BNY Mellon Capital
Markets, LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities,
Fifth Third Securities, J.P.
Morgan, Morgan Stanley, PNC
Capital Markets LLC, RBC Capital
Markets, SunTrust Robinson
Humphrey, UBS Investment Bank,
The Williams Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Managed Care
Date of First Offering:
02/22/16
Ratings:
Moody's A3; S&P A+; Fitch A-;
Composite A-
Maturity Date:
02/15/19
Coupon:
1.70
Unit Price:
$99.963
Underwriting Spread per Unit:
0.250
Gross Spread as a % of Price:
0.250
Yield:
1.682
Yield to Maturity:
1.316
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.74%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0160
$119,956



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0160
$119,956












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UnitedHealth Group Inc. (UNH
2.125% 03/15/21)
Cusip 91324PCU4
Trade Date
02/22/16
List of Underwriters
Wells Fargo Securities, Barclays,
Goldman, Sachs & Co., Mizuho
Securities, US Bancorp, BofA
Merrill Lynch, BMO Capital
Markets, BNY Mellon Capital
Markets, LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities,
Fifth Third Securities, J.P.
Morgan, Morgan Stanley, PNC
Capital Markets LLC, RBC Capital
Markets, SunTrust Robinson
Humphrey, UBS Investment Bank,
The Williams Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Managed Care
Date of First Offering:
02/22/16
Ratings:
Moody's A3; S&P A+; Fitch A-;
Composite A-
Maturity Date:
03/15/21
Coupon:
2.125
Unit Price:
$99.695
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.351
Yield:
2.105
Yield to Maturity:
1.922
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0179
$134,588



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0179
$134,588







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UnitedHealth Group Inc. (UNH
3.10% 03/15/26)
Cusip 91324PCV2
Trade Date
02/22/16
List of Underwriters
Wells Fargo Securities, Barclays,
Goldman, Sachs & Co., Mizuho
Securities, US Bancorp, BofA
Merrill Lynch, BMO Capital
Markets, BNY Mellon Capital
Markets, LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities,
Fifth Third Securities, J.P.
Morgan, Morgan Stanley, PNC
Capital Markets LLC, RBC Capital
Markets, SunTrust Robinson
Humphrey, UBS Investment Bank,
The Williams Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Managed Care
Date of First Offering:
02/22/16
Ratings:
Moody's A3; S&P A+; Fitch A-;
Composite A-
Maturity Date:
03/15/26
Coupon:
3.10
Unit Price:
$99.921
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.450
Yield:
3.031
Yield to Maturity:
2.834
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0280
$279,779



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0280
$279,779









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UNITEDHEALTH GROUP INC
91324PCV2
Trade Date
2/22/2016
List of Underwriters
Wells Fargo Securities, LLC,
Barclays Capital Inc., Goldman,
Sachs & Co., Mizuho Securities
USA Inc., U.S. Bancorp
Investments, Inc., BMO Capital
Markets Corp., BNY Mellon
Capital Markets, LLC, Citigroup
Global Markets Inc., Credit
Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc.,
Fifth Third Securities, Inc.,
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Morgan
Stanley & Co. LLC, PNC Capital
Markets LLC, RBC Capital
Markets, LLC, SunTrust Robinson
Humphrey, Inc., UBS Securities
LLC, The Williams Capital
Group, L.P
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities, LLC
Sector or Industry
Healthcare Insurance
Date of First Offering:
2/22/2016
Ratings:
A3	A+	A-
Maturity Date:
3/15/2026
Coupon:
3.100
Unit Price:
99.921
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.449%
Yield:
3.10
Yield to Maturity:
3.11
Principal Amount of Offering:
$999,210,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0275%
$274,782.75
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0275%
$274,782.75
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0275%
$274,782.75

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Welltower Inc. (HCN 4.25%
04/01/26)
Cusip 95040QAC8
Trade Date
02/23/16
List of Underwriters
UBS Investment Bank, Wells Fargo
Securities, Credit Agricole CIB,
J.P. Morgan, KeyBanc Capital
Markets, BofA Merrill Lynch,
Barclays, Citigroup, Deutsche
Bank Securities, Goldman, Sachs &
Co., Morgan Stanley, BB&T Capital
Markets, BBVA, BNY Mellon Capital
Markets, LLC, Huntington
Investment Company, Loop Capital
Markets, MUFG, PNC Capital
Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Real Estate
Date of First Offering:
02/23/16
Ratings:
Moody's Baa2; S&P BBB; Fitch
BBB+; Composite BBB
Maturity Date:
04/01/26
Coupon:
4.25
Unit Price:
$99.227
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.655
Yield:
4.132
Yield to Maturity:
3.891
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0198
$138,918
AST JPMorgan Strategic Opportunities
Portfolio
0.0865
$605,285
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1063
$744,203
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1063
$744,203






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
General Motors Financial Co (GM
4.20% 03/01/21)
Cusip 37045XBF2
Trade Date
02/25/16
List of Underwriters
Credit Agricole CIB, J.P. Morgan,
Lloyds Securities, Mizuho
Securities, Societe Generale
Corporate & Investment Banking,
BB Securities, RBS, The Williams
Capital Group, L.P., CastleOak
Securities, L.P., Drexel Hamilton
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
SG Mericas Securities LLC
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
02/25/16
Ratings:
Moody's Ba1; S&P BBB-; Fitch BBB-
; DBRS BBB
Maturity Date:
03/01/21
Coupon:
4.20
Unit Price:
$99.929
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.350
Yield:
4.072
Yield to Maturity:
3.480
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0246
$369,737



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0246
$369,737









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PulteGroup Inc (PHM 5.50%
03/01/26)
Cusip 745867AW1
Trade Date
02/25/16
List of Underwriters
Citigroup, J.P. Morgan, SunTrust
Robinson Humphrey, BofA Merrill
Lynch, Mizuho Securities, BB&T
Capital Markets, Comerica
Securities, PNC Capital Markets
LLC, Wells Fargo Securities, BNP
PARIBAS, Fifth Third Securities,
TD Securities, US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Homebuilders
Date of First Offering:
02/25/16
Ratings:
Moody's Ba1; S&P BB+; Fitch BBB-;
Composite BB+
Maturity Date:
03/01/26
Coupon:
5.50
Unit Price:
$100
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.650
Yield:
5.333
Yield to Maturity:
5.085
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0571
$400,000
AST JPMorgan Global Thematic Portfolio
0.0061
$43,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0632
$443,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0632
$443,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PULTE GROUP INC
745867AW1
Trade Date
2/25/2016
List of Underwriters
Citigroup Global Markets Inc.,
J.P. Morgan Securities LLC,
SunTrust Robinson Humphrey,
Inc., Mizuho Securities USA
Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated,
BB&T Capital Markets, a
division of BB&T Securities,
LLC, Comerica Securities, Inc.,
PNC Capital Markets LLC, Wells
Fargo Securities, LLC, BNP
Paribas Securities Corp., Fifth
Third Securities, Inc., U.S.
Bancorp Investments, Inc., TD
Securities (USA) LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry
Home Construction
Date of First Offering:
2/25/2016
Ratings:
Ba1	BB+	BBB-
Maturity Date:
3/1/2026
Coupon:
5.500
Unit Price:
100.000
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.650%
Yield:
5.50
Yield to Maturity:
5.50
Principal Amount of Offering:
$700,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.571%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0618%
$433,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0618%
$433,000.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Johnson & Johnson (JNJ 3.70%
03/01/46)
Cusip 478160BV5
Trade Date
02/25/16
List of Underwriters
BofA Merrill Lynch, Goldman,
Sachs & Co., J.P. Morgan,
Citigroup, Deutsche Bank
Securities, BNP PARIBAS, HSBC,
RBS, The Williams Capital Group,
L.P., ING, Mitsubishi UFJ
Securities, RBC Capital Markets,
Santander, UBS Investment Bank,
UniCredit Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pharmaceuticals
Date of First Offering:
02/25/16
Ratings:
Moody's Aaa; S&P AAA; Fitch AAA;
Composite AAA
Maturity Date:
03/01/46
Coupon:
3.70
Unit Price:
$99.336
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.880
Yield:
3.490
Yield to Maturity:
3.374
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0191
$382,444
AST JPMorgan Global Thematic Portfolio
0.0057
$114,236
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0248
$496,680
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0248
$496,680





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exxon Mobil Corp (XOM 2.726%
03/01/23)
Cusip 30231GAR3
Trade Date
02/29/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
J.P. Morgan, Barclays, Morgan
Stanley, BNP PARIBAS, HSBC,
Mizuho Securities, SOCIETE
GENERALE, Standard Chartered
Bank, BNY Mellon Capital Markets
LLC, Credit Agricole CIB,
Deutsche Bank Securities,
Lebenthal Capital Markets, The
Williams Capital Group, L.P., US
Bancorp, Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Integrated Oils
Date of First Offering:
02/29/16
Ratings:
Moody's Aaa; S&P AAA; Composite
AAA
Maturity Date:
03/01/23
Coupon:
2.726
Unit Price:
$100
Underwriting Spread per Unit:
0.150
Gross Spread as a % of Price:
0.150
Yield:
2.655
Yield to Maturity:
2.290
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.65%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0596
$745,000
AST JPMorgan Global Thematic Portfolio
0.0180
$225,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0776
$970,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0776
$970,000




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HCA Inc. (HCA 5.25% 06/15/26)
Cusip 404119BT5
Trade Date
03/01/16
List of Underwriters
BofA Merrill Lynch, Barclays,
Citigroup, Credit Suisse,
Deutsche Bank Securities,
Goldman, Sachs & Co., J.P.
Morgan, Morgan Stanley, RBC
Capital Markets, SunTrust
Robinson Humphrey, UBS Investment
Bank, Wells Fargo Securities,
Credit Agricole CIB, Mizuho
Securities, Fifth Third
Securities, SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
03/1/16
Ratings:
Moody's Ba1; S&P BBB-; Fitch BB+;
Composite BB+
Maturity Date:
06/15/26
Coupon:
5.25%
Unit Price:
$100
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00
Yield:
4.991
Yield to Maturity:
4.574
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0423
$635,000
AST JPMorgan Global Thematic Portfolio
0.0050
$75,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0473
$710,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0473
$710,000













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Dominion Resources, Inc. (D
4.104% 04/01/21) Cusip 25746UBT5
Trade Date
03/02/16
List of Underwriters
 BofA Merrill Lynch,  J.P.
Morgan, Wells Fargo Securities,
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities
Sector or Industry:
Utilities
Date of First Offering:
03/02/16
Ratings:
Moody's Baa3; S&P BBB; Fitch BBB;
Composite BBB-
Maturity Date:
04/01/21
Coupon:
4.104%
Unit Price:
$100.070
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.595
Yield:
4.003
Yield to Maturity:
3.540
Principal Amount of Offering:
550,385,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0209
$115,081
AST JPMorgan Strategic Opportunities
Portfolio
0.0709
$390,273
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0918
$505,354
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0918
$505,354








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Georgia Power Company (SO 3.25%
04/01/26) Cusip 373334KE0
Trade Date
03/02/16
List of Underwriters
BofA Merrill Lynch, J.P. Morgan,
Scotiabank, SunTrust Robinson
Humphrey, US Bancorp

Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Utilities
Date of First Offering:
03/02/16
Ratings:
Moody's A3; S&P A-; Fitch A+;
Composite A-
Maturity Date:
04/01/26
Coupon:
3.25
Unit Price:
$99.624
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.652
Yield:
3.141
Yield to Maturity:
2.835
Principal Amount of Offering:
325,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.58%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0199
$64,756
AST JPMorgan Strategic Opportunities
Portfolio
0.0659
$214,192
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0858
$278,948
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0858
$278,948









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Stryker Corp (SYK 4.625% 03/15/46)
Cusip 863667AJ0
Trade Date
03/03/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
Goldman, Sachs & Co., J.P. Morgan,
BNP PARIBAS, Mizuho Securities, Wells
Fargo Securities, Barclays, HSBC,
Morgan Stanley, MUFG, PNC Capital
Markets LLC, US Bancorp, The Williams
Capital Group, L.P.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Medical Equipment & Devices
Manufacturing
Date of First Offering:
03/03/16
Ratings:
Moody's Baa1; S&P A; Composite A-
Maturity Date:
03/15/46
Coupon:
4.625
Unit Price:
$98.894
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.884
Yield:
4.197
Yield to Maturity:
4.028
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0084
$84,060
AST High Yield Portfolio (JPM sleeve)
0.0277
$276,903
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0361
$360,963
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0361
$360,963










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Stryker Corp (SYK 2.625% 03/15/21)
Cusip 863667AM3
Trade Date
03/03/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
Goldman, Sachs & Co., J.P. Morgan,
BNP PARIBAS, Mizuho Securities, Wells
Fargo Securities, Barclays, HSBC,
Morgan Stanley, MUFG, PNC Capital
Markets LLC, US Bancorp, The Williams
Capital Group, L.P.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Medical Equipment & Devices
Manufacturing
Date of First Offering:
03/03/16
Ratings:
Moody's Baa1; S&P A; Composite A-
Maturity Date:
03/15/21
Coupon:
2.625
Unit Price:
$99.962
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.600
Yield:
2.562
Yield to Maturity:
2.080
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0200
$149,943
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0200
$149,943
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0200
$149,943












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Stryker Corp (SYK 3.50% 03/15/26)
Cusip 863667AN1
Trade Date
03/03/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
Goldman, Sachs & Co., J.P. Morgan,
BNP PARIBAS, Mizuho Securities, Wells
Fargo Securities, Barclays, HSBC,
Morgan Stanley, MUFG, PNC Capital
Markets LLC, US Bancorp, The Williams
Capital Group, L.P.
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Medical Equipment & Devices
Manufacturing
Date of First Offering:
03/03/16
Ratings:
Moody's Baa1; S&P A; Composite A-
Maturity Date:
03/15/26
Coupon:
3.50
Unit Price:
$98.348
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.660
Yield:
3.318
Yield to Maturity:
2.845
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0035
$34,772
AST JPMorgan Strategic Opportunities
Portfolio
0.0104
$104,315
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0139
$139,087
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0139
$139,087










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Danske Bank (DANBNK 2.80% 03/10/21
144A)
Cusip 23636AAE1
Trade Date
03/07/16
List of Underwriters
BofA Merrill Lynch, Citicorp
Securities, Danske Bank, Goldman
Sachs, JPMorgan, Wells Fargo
Securities LLC
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Banks
Date of First Offering:
03/07/16
Ratings:
Moody's A2; S&P A; Fitch A; Composite
A
Maturity Date:
03/10/21
Coupon:
2.80
Unit Price:
$99.977
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.350
Yield:
2.748
Yield to Maturity:
2.384
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunties
Portfolio
0.1020
$1,019,765
AST JPMorgan Global Thematic Portfolio
0.0305
$304,930
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1325
$1,324,695
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1325
$1,324,695









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Berkshire Hathaway Inc. (BRK 2.75%
03/15/23) Cusip 084670BR8
Trade Date
03/08/16
List of Underwriters
BofA Merrill Lynch, Goldman Sachs &
Co, JPMorgan, Wells Fargo Securities
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Property and Casualty Insurance
Date of First Offering:
03/08/16
Ratings:
Moody's Aa2; S&P AA; Fitch A+;
Composite AA-
Maturity Date:
03/15/23
Coupon:
2.75
Unit Price:
$99.728
Underwriting Spread per Unit:
0.375
Gross Spread as a % of Price:
0.376
Yield:
2.674
Yield to Maturity:
2.289
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0237
$473,708
AST JPMorgan Global Thematic Portfolio
0.0072
$144,606
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0309
$618,314
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0309
$618,314









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Berkshire Hathaway Inc. (BRK 3.125%
03/15/26) Cusip 084670BS6
Trade Date
03/08/16
List of Underwriters
BofA Merrill Lynch, Goldman Sachs &
Co, JPMorgan, Wells Fargo Securities
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Property and Casualty Insurance
Date of First Offering:
03/08/16
Ratings:
Moody's Aa2; S&P AA; Fitch A+;
Composite AA-
Maturity Date:
03/15/26
Coupon:
3.125
Unit Price:
$99.906
Underwriting Spread per Unit:
0.425
Gross Spread as a % of Price:
0.425
Yield:
3.023
Yield to Maturity:
2.725
Principal Amount of Offering:
2,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.10%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0194
$484,544
AST JPMorgan Global Thematic Portfolio
0.0058
$144,864
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0252
$629,408
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0252
$629,408









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Berkshire Hathaway Inc. (BRK 2.20%
03/15/21) Cusip 084670BQ0
Trade Date
03/08/16
List of Underwriters
BofA Merrill Lynch, Goldman Sachs &
Co, JPMorgan, Wells Fargo Securities
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Property and Casualty Insurance
Date of First Offering:
03/08/16
Ratings:
Moody's Aa2; S&P AA; Fitch A+;
Composite AA-
Maturity Date:
03/15/21
Coupon:
2.20
Unit Price:
$99.788
Underwriting Spread per Unit:
0.325
Gross Spread as a % of Price:
0.325
Yield:
2.152
Yield to Maturity:
1.713
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0095
$94,799
AST JPMorgan Global Thematic Portfolio
0.0065
$64,862
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0160
$159,661
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0160
$159,661












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Level 3 Financing Inc. (LVLT 5.25%
03/15/26 144A)
Cusip 527298BL6
Trade Date
03/08/16
List of Underwriters
BofA Merrill Lynch, Barclays Capital,
Citigroup Global Markets Inc., Credit
Suisse, Goldman Sachs & Co, JPMorgan,
Morgan Stanley
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Wireline Telecommunications Services
Date of First Offering:
03/08/16
Ratings:
Moody's B1; S&P B; Fitch BB;
Composite B+
Maturity Date:
03/15/26
Coupon:
5.25
Unit Price:
$100
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25
Yield:
5.134
Yield to Maturity:
4.901
Principal Amount of Offering:
775,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.92%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0538
$417,000
AST JPMorgan Global Thematic Portfolio
0.0061
$47,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0599
$464,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0599
$464,000









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Masco Corp (MAS 3.50% 04/01/21)
Cusip 574599BK1
Trade Date
03/10/16
List of Underwriters
Citigroup, Deutsche Bank
Securities, J.P. Morgan, RBC
Capital Markets, SunTrust
Robinson Humphrey, BofA Merrill
Lynch, Fifth Third Securities,
PNC Capital Markets LLC, Wells
Fargo Securities, Comerica
Securities, COMMERZBANK, HSBC,
Huntington Investment Company,
SMBC Nikko, US Bancorp, The
Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBC Capital Markets
Sector or Industry:
Home Improvement
Date of First Offering:
03/10/16
Ratings:
Moody's Ba2; S&P BBB; Fitch BB+;
Composite BB+
Maturity Date:
04/01/21
Coupon:
3.50
Unit Price:
$99.656
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.602
Yield:
3.440
Yield to Maturity:
3.107
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.85%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0511
$204,295
AST JPMorgan Global Thematic Portfolio
0.0374
$149,484
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.4251
$353,779
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.4251
$353,779









10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Masco Corp (MAS 4.375% 04/01/26)
Cusip 574599BL9
Trade Date
03/10/16
List of Underwriters
Citigroup, Deutsche Bank
Securities, J.P. Morgan, RBC
Capital Markets, SunTrust
Robinson Humphrey, BofA Merrill
Lynch, Fifth Third Securities,
PNC Capital Markets LLC, Wells
Fargo Securities, Comerica
Securities, COMMERZBANK, HSBC,
Huntington Investment Company,
SMBC Nikko, US Bancorp, The
Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBC Capital Markets
Sector or Industry:
Home Improvement
Date of First Offering:
03/10/16
Ratings:
Moody's Ba2; S&P BBB; Fitch BB+;
Composite BB+
Maturity Date:
04/01/26
Coupon:
4.375
Unit Price:
$99.524
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.653
Yield:
4.237
Yield to Maturity:
3.967
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.08%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
0.0488
$243,834
AST JPMorgan Global Thematic
0.0169
$84,595



Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0657
$328,429
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over which subadviser has investment discretion








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ESH Hospitality Inc. (STAY 5.25%
05/01/25 144A)
Cusip 26907YAA2
Trade Date
03/11/16
List of Underwriters
Barclays Capital, Citigroup
Global Markets Inc., Credit
Suisse Securities USA Inc.,
Deutsche Bank Securities Inc.,
JPMorgan Securities, Lebenthal &
Co Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Real Estate
Date of First Offering:
03/11/16
Ratings:
Moody's B3; S&P BB, Composite B
Maturity Date:
05/01/25
Coupon:
5.25
Unit Price:
$98.500
Underwriting Spread per Unit:
1.500
Gross Spread as a % of Price:
1.522
Yield:
5.247
Yield to Maturity:
5.238
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio
0.0361
$180,255
AST JPMorgan Global Thematic Portfolio
0.0041
$20,685
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0402
$200,940
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0402
$200,940











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Anadarko Petroleum Corp (APC
4.85% 03/15/21)
Cusip 032511BM8
Trade Date
03/14/16
List of Underwriters
Barclays, BofA Merrill Lynch,
Mizuho Securities, Deutsche Bank
Securities, J.P. Morgan, Morgan
Stanley, Wells Fargo Securities,
Citigroup, MUFG, BNP PARIBAS,
Credit Agricole CIB, Credit
Suisse, DNB Markets, Goldman,
Sachs & Co., SOCIETE GENERALE,
Standard Chartered Bank, SMBC
Nikko, Scotiabank, UBS Investment
Bank, Standard Bank, BNY Mellon,
Capital Markets, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays
Sector or Industry:
Exploration and Production
Date of First Offering:
03/14/16
Ratings:
Moody's Ba1; S&P BBB; Fitch BBB;
Composite BBB-
Maturity Date:
03/15/21
Coupon:
4.85
Unit Price:
$99.974
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.600
Yield:
4.672
Yield to Maturity:
3.969
Principal Amount of Offering:
800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio
0.0274
$218,943
AST JPMorgan Global Thematic Portfolio
0.0030
$23,994
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0304
$242,937
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0304
$242,937






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Anadarko Petroleum Corp (APC
5.55% 03/15/26)
Cusip 032511BN6
Trade Date
03/14/16
List of Underwriters
Barclays, BofA Merrill Lynch,
Mizuho Securities, Deutsche Bank
Securities, J.P. Morgan, Morgan
Stanley, Wells Fargo Securities,
Citigroup, MUFG, BNP PARIBAS,
Credit Agricole CIB, Credit
Suisse, DNB Markets, Goldman,
Sachs & Co., SOCIETE GENERALE,
Standard Chartered Bank, SMBC
Nikko, Scotiabank, UBS Investment
Bank, Standard Bank, BNY Mellon,
Capital Markets, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Exploration and Production
Date of First Offering:
03/14/16
Ratings:
Moody's Ba1; S&P BBB; Fitch BBB;
Composite BBB-
Maturity Date:
03/15/26
Coupon:
5.55
Unit Price:
$99.690
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.652
Yield:
5.210
Yield to Maturity:
4.700
Principal Amount of Offering:
1,100,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0139
$152,526
AST JPMorgan Global Thematic Portfolio
0.0015
$16,947
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0154
$169,473
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0154
$169,473






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Anadarko Petroleum Corp (APC
6.60% 03/15/46)
Cusip 032511BP1
Trade Date
03/14/16
List of Underwriters
Barclays, BofA Merrill Lynch,
Mizuho Securities, Deutsche Bank
Securities, J.P. Morgan, Morgan
Stanley, Wells Fargo Securities,
Citigroup, MUFG, BNP PARIBAS,
Credit Agricole CIB, Credit
Suisse, DNB Markets, Goldman,
Sachs & Co., SOCIETE GENERALE,
Standard Chartered Bank, SMBC
Nikko, Scotiabank, UBS Investment
Bank, Standard Bank, BNY Mellon,
Capital Markets, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Mizuho Securities
Sector or Industry:
Exploration and Production
Date of First Offering:
03/14/16
Ratings:
Moody's Ba1; S&P BBB; Fitch BBB;
Composite BBB-
Maturity Date:
03/15/46
Coupon:
6.60
Unit Price:
$99.923
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875
Yield:
5.849
Yield to Maturity:
5.694
Principal Amount of Offering:
1,100,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0139
$152,882
AST JPMorgan Global Thematic Portfolio
0.0015
$16,987
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0154
$242,937
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0154
$242,937







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Avis Budget Car Rental LLC/Avis
Budget Finance Inc. (CAR 6.375%
04/01/24 144A) Cusip 053773BB2
Trade Date
03/14/16
List of Underwriters
Citigroup Global Markets Inc.,
Credit Agricole Corp, Deutsche
Bank Securities Inc., JPMorgan,
BMO Capital Markets Corp, RBC
Capital Markets, Scotia Capital
Inc., SMBC Nikko Securities
America Inc., SunTrust Robinson
Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Services
Date of First Offering:
03/14/16
Ratings:
Moody's B1; S&P B+; Composite B+
Maturity Date:
04/01/24
Coupon:
6.375
Unit Price:
$100
Underwriting Spread per Unit:
1.38
Gross Spread as a % of Price:
1.38
Yield:
6.364
Yield to Maturity:
6.336
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.21%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio
0.0686
$240,000
AST JPMorgan Global Thematic Portfolio
0.0071
$25,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0757
$265,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0757
$265,000








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lloyds Banking Group PLC (LLOYDS
4.65% 03/24/26)
Cusip 53944YAB9
Trade Date
03/17/16
List of Underwriters
BofA Merrill Lynch, J.P. Morgan,
Goldman, Sachs & Co., Lloyds
Securities,
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Banks
Date of First Offering:
03/17/16
Ratings:
Moody's Baa2; S&P BBB-; Fitch A-;
Composite BBB
Maturity Date:
03/24/26
Coupon:
4.65
Unit Price:
$99.770
Underwriting Spread per Unit:
0.500
Gross Spread as a % of Price:
0.501
Yield:
4.631
Yield to Maturity:
4.597
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0506
$758,252
AST JPMorgan Global Thematic Portfolio
0.0183
$274,368
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0689
$1,032,620
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0689
$1,032,620











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Apple, Inc. (AAPL 4.650%
02/23/46) Cusip 037833BX7
Trade Date
03/17/16
List of Underwriters
Goldman, Sachs & Co., BofA
Merrill Lynch, Deutsche Bank
Securities, J.P. Morgan,
Barclays, Standard Chartered
Bank, Wells Fargo Securities,
CastleOak Securities, L.P.,
Drexel Hamilton, Loop Capital
Markets, Ramirez & Co., Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Communications Equipment
Date of First Offering:
03/17/16
Ratings:
Moody's Aa1; S&P AA+; Composite
AA+
Maturity Date:
02/23/46
Coupon:
4.650
Unit Price:
$106.852
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.421
Yield:
4.146
Yield to Maturity:
3.946
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0167
$251,102
AST JPMorgan Global Thematic Portfolio
0.0025
$37,398
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0192
$288,500
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0192
$288,500










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Newell Rubbermaid Inc. (NWL 4.20%
04/01/26)
Cusip 651229AW6
Trade Date
03/18/16
List of Underwriters
Goldman, Sachs & Co., Citigroup,
J.P. Morgan, RBC Capital Markets,
Credit Suisse, MUFG, PNC Capital
Markets LLC, Wells Fargo
Securities, ING, US Bancorp, The
Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Home & Office Product
Manufacturing
Date of First Offering:
03/18/16
Ratings:
Moody's Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
04/01/26
Coupon:
4.20
Unit Price:
$99.798
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.651
Yield:
3.952
Yield to Maturity:
3.432
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.24%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0117
$234,525
AST JPMorgan Global Thematic Portfolio
0.0042
$84,828
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0159
$319,353
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0159
$319,353








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Newell Rubbermaid Inc. (NWL 5.50%
04/01/46)
Cusip 651229AY2
Trade Date
03/18/16
List of Underwriters
Goldman, Sachs & Co., Citigroup,
J.P. Morgan, RBC Capital Markets,
Credit Suisse, MUFG, PNC Capital
Markets LLC, Wells Fargo
Securities, ING, US Bancorp, The
Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Home & Office Product
Manufacturing
Date of First Offering:
03/18/16
Ratings:
Moody's Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
04/01/46
Coupon:
5.50
Unit Price:
$99.636
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.878
Yield:
4.841
Yield to Maturity:
4.645
Principal Amount of Offering:
1,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0097
$169,381
AST JPMorgan Global Thematic Portfolio
0.0034
$59,782
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0131
$229,163
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0131
$229,163














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aircastle Limited (AYR 5.00%
04/01/23)
Cusip 00928QAP6
Trade Date
03/21/16
List of Underwriters
Deutsche Bank Securities, BNP
Paribas, Citigroup, Credit
Agricole CIB, Goldman Sachs & Co,
JPMorgan, MUFG, RBC Capital
Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Commercial Finance
Date of First Offering:
03/21/16
Ratings:
Moody's Ba1; S&P BB+; Composite
BB+
Maturity Date:
04/01/23
Coupon:
5.00
Unit Price:
$100
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50
Yield:
4.831
Yield to Maturity:
4.407
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.25%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0630
$315,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0630
$119,956










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Fedex Corp (FDX 4.55% 04/01/46)
Cusip 31428XBG0
Trade Date
03/21/16
List of Underwriters
Citigroup, Deutsche Bank
Securities, Goldman, Sachs & Co.,
J.P. Morgan, BofA Merrill Lynch,
BNP PARIBAS, Mizuho Securities,
Scotiabank, SunTrust Robinson
Humphrey, Wells Fargo Securities,
HSBC, ING, Morgan Stanley,
Regions Securities LLC, Ramirez &
Co., Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Transportation & Logistics
Date of First Offering:
03/21/16
Ratings:
Moody's Baa2; S&P BBB; Composite
BBB
Maturity Date:
04/01/46
Coupon:
4.55
Unit Price:
$99.561
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.878
Yield:
4.327
Yield to Maturity:
4.241
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.76%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0056
$69,693
AST JPMorgan Global Thematic Portfolio
0.0028
$34,846
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0084
$104,539
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0084
$104,539












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Intelsat Jackson Holding (INTEL
8.00% 02/15/24 144A)
Cusip 45824TAR6)
Trade Date
03/21/16
List of Underwriters
Goldman Sachs, Guggenheim Capital
Markets LLC, JPMorgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Wireless Telecommunications
Services
Date of First Offering:
03/21/16
Ratings:
Moody's B1; S&P B-; Composite B
Maturity Date:
02/15/24
Coupon:
8.00
Unit Price:
$100
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25
Yield:
7.637
Yield to Maturity:
6.824
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0046
$58,000
AST JPMorgan Global Thematic Portfolio
0.0054
$68,000
AST High Yield Portfolio (JPM sleeve)
0.0510
$637,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0610
$763,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0610
$763,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Comcast Corporation (CMCSA 3.15%
03/01/26)
Cusip 20030NBS9
Trade Date
03/22/16
List of Underwriters
BofA Merrill Lynch, RBC Capital
Markets, Wells Fargo Securities,
Barclays, BNP PARIBAS, Citigroup,
Credit Suisse, Deutsche Bank
Securities, Goldman, Sachs & Co.,
J.P. Morgan, Lloyds Securities,
Mizuho Securities, Morgan Stanley,
SMBC Nikko, SunTrust Robinson
Humphrey, UBS Investment Bank,
Santander, US Bancorp, DNB
Markets, PNC Capital Markets LLC,
TD Securities, The Williams
Capital Group, L.P., C.L. King &
Associates, Drexel Hamilton,
Lebenthal Capital Markets, Loop
Capital Markets, Mischler
Financial Group, Inc., Ramirez and
Co., Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Cable & Satellite
Date of First Offering:
03/22/16
Ratings:
Moody's A3; S&P A-; Fitch A-;
Composite A-
Maturity Date:
03/01/26
Coupon:
3.15
Unit Price:
$102.861
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.437
Yield:
3.026
Yield to Maturity:
2.662
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.01%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0228
$159,435



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0228
$159,435








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sysco Corporation (SYY 1.90%
04/01/19)
Cusip 871829BB2
Trade Date
03/22/16
List of Underwriters
Goldman, Sachs & Co., Deutsche
Bank Securities, J.P. Morgan, TD
Securities, HSBC, US Bancorp,
Wells Fargo Securities, BB&T
Capital Markets, BNY Mellon
Capital Markets LLC, Comerica
Securities, PNC Capital Markets
LLC, Rabo Securities, Santander,
The Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Retail - Consumer Staples
Date of First Offering:
03/22/16
Ratings:
Moody's A3; S&P BBB+; Composite
BBB+
Maturity Date:
04/01/19
Coupon:
1.90
Unit Price:
$99.945
Underwriting Spread per Unit:
0.250
Gross Spread as a % of Price:
0.250
Yield:
1.889
Yield to Maturity:
1.693
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0410
$204,887
AST JPMorgan Global Thematic Portfolio
0.0150
$74,959
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0560
$279,482
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0560
$279,482







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sysco Corporation (SYY 2.50%
07/15/21)
Cusip 871829BA4
Trade Date
03/22/16
List of Underwriters
Goldman, Sachs & Co., Deutsche
Bank Securities, J.P. Morgan, TD
Securities, HSBC, US Bancorp,
Wells Fargo Securities, BB&T
Capital Markets, BNY Mellon
Capital Markets LLC, Comerica
Securities, PNC Capital Markets
LLC, Rabo Securities, Santander,
The Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Retail - Consumer Staples
Date of First Offering:
03/22/16
Ratings:
Moody's A3; S&P BBB+; Composite
BBB+
Maturity Date:
07/15/21
Coupon:
2.50
Unit Price:
$99.948
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.350
Yield:
2.478
Yield to Maturity:
2.312
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0370
$184,904
AST JPMorgan Global Thematic Portfolio
0.0130
$64,966
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0500
$249,870
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0500
$249,870







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CenturyLink, Inc. (CTL 7.50%
04/01/24)
Cusip 156700BA3
Trade Date
03/22/16
List of Underwriters
J.P. Morgan, Barclays, Mizuho
Securities, SunTrust Robinson
Humphrey, Fifth Third Securities,
MUFG, Regions Securities LLC, US
Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Wireline Telecommunications
Services
Date of First Offering:
03/22/16
Ratings:
Moody's Ba3; S&P BB, Fitch BB+;
Composite BB
Maturity Date:
04/01/24
Coupon:
7.50
Unit Price:
$100
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00
Yield:
7.444
Yield to Maturity:
7.371
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0307
$307,000
AST JPMorgan Global Thematic Portfolio
0.0033
$33,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0340
$340,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0340
$340,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Boyd Gaming Corp (BYD 6.375%
04/01/26 144A)
Cusip 103304BL4
Trade Date
03/22/16
List of Underwriters
BNP Paribas Securities Corp,
Credit Suisse Securities USA LLC,
Deutsche Bank Securities Inc.,
JPMorgan Securities, Merrill
Lynch Pierce Fenner & Smith,
Nomura Securities International,
UBS Securities LLC, Wells Fargo
Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Casinos & Gaming
Date of First Offering:
03/22/16
Ratings:
Moody's B3; S&P B-; Fitch B-;
Composite B-
Maturity Date:
04/01/26
Coupon:
6.375
Unit Price:
$100.00
Underwriting Spread per Unit:
1.53
Gross Spread as a % of Price:
1.53
Yield:
6.115
Yield to Maturity:
5.700
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.30%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0340
$255,000
AST JPMorgan Global Thematic Portfolio
0.0040
$30,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0380
$285,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0380
$285,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aleris International Inc. (ARS
9.50% 04/01/21 144A)
Cusip 014477AR4
Trade Date
03/22/16
List of Underwriters
Barclays Capital, Citigroup
Global Markets Inc., Credit
Suisse Securities USA LLC,
Deutsche Bank Securities Inc.,
Goldman Sachs, JPMorgan, Merrill
Lynch Pierce Fenner & Smith, The
Huntington Investment Co.,
KeyBanc Capital Markets, Moelis &
Co, PNC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities LLC
Sector or Industry:
Metals & Mining
Date of First Offering:
03/22/16
Ratings:
Moody's B2; S&P B; Composite B
Maturity Date:
04/01/21
Coupon:
9.50
Unit Price:
$100
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75
Yield:
9.091
Yield to Maturity:
8.136
Principal Amount of Offering:
550,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0345
$190,000
AST JPMorgan Global Thematic Portfolio
0.0036
$20,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0381
$210,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0381
$210,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AMC Networks Inc. (AMCX 5.00%
04/01/24)
Cusip 00164VAD5
Trade Date
03/23/16
List of Underwriters
BofA Merrill Lynch, Morgan
Stanley, Citigroup, J.P. Morgan,
Barclays, BNP PARIBAS, Credit
Agricole CIB, Scotiabank,
SunTrust Robinson Humphrey, US
Bancorp, Fifth Third Securities,
Goldman, Sachs & Co., UBS
Investment Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Entertainment Content
Date of First Offering:
03/23/16
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
04/01/24
Coupon:
5.00
Unit Price:
$100
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75
Yield:
4.963
Yield to Maturity:
4.852
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio
0.0945
$945,000
AST JPMorgan Global Thematic Portfolio
0.0105
$105,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1050
$1,050,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1050
$1,050,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
HD Supply Inc. (HDSUPP 5.75%
04/15/24 144A)
Cusip 40415RAR6
Trade Date
03/28/16
List of Underwriters
Barclays Capital, Goldman Sachs,
JPMorgan, Merrill Lynch Peirce
Fenner & Smith, Wells Fargo,
Baird/Mark Capital Group, BB&T
Capital Markets, Citicorp
Securities, Credit Suisse,
Deutsche Bank Securities Inc.,
Raymond James & Associates,
Strand Hanson Ltd, UBS Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Industrial
Date of First Offering:
03/28/16
Ratings:
Moody's B3; S&P B; Composite B-
Maturity Date:
04/15/24
Coupon:
5.75
Unit Price:
$100
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25
Yield:
5.476
Yield to Maturity:
4.776
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0469
$469,000
AST JPMorgan Global Thematic Portfolio
0.0034
$34,000
AST JPMorgan Strategic Opportunities
Portfolio
0.0028
$28,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0531
$531,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0531
$531,000






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
T-Mobil USA Inc. (TMUS 6.00%
04/15/24)
Cusip 87264AAQ8
Trade Date
03/29/16
List of Underwriters
Deutsche Bank Securities,
Citigroup, J.P. Morgan, Barclays,
Goldman, Sachs & Co., Credit
Suisse, Morgan Stanley, RBC
Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Wireless Telecommunications
Services
Date of First Offering:
03/29/16
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
04/15/24
Coupon:
6.00
Unit Price:
$100
Underwriting Spread per Unit:
0.13
Gross Spread as a % of Price:
0.13
Yield:
5.742
Yield to Maturity:
4.965
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.85%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0208
$208,000
AST JPMorgan Global Thematic Portfolio
0.0022
$22,000
AST JPMorgan Strategic Opportunities
Portfolio
0.0019
$19,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0249
$249,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0249
$249,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UBS Group Funding (Jersey) Limited
(UBS 4.125% 04/15/26 144A)
Cusip 90351DAF4
Trade Date
03/29/16
List of Underwriters
UBS Securities, Academy
Securities, ANZ Securities, BB&T
Capital Markets, BMO Capital
Markets Corp, BNY Mellon Capital
Markets LLC, Capital One
Securities Inc., CIBC World
Markets, Citigroup Global Markets
Inc., Desjardins Securities Inc.,
Drexel Hamilton LLC, Fifth Third
Securities Inc., JPMorgan, Merrill
Lynch Pierce Fenner & Smith,
Mischler Financial Group, Morgan
Stanley & Co LLC, nabSecurities
LLC, National Bank of Canada
Financial Inc., RBC Capital
Markets LLC, Regions Securities
LLC, Scotia Capital USA Inc.,
SunTrust Robinson Humphrey Inc.,
TD Securities USA LLC, Wells Fargo
Securities LLC, Westpac Banking
Corporation
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS Securities LLC
Sector or Industry:
Financial Services
Date of First Offering:
03/29/16
Ratings:
Moody's Baa2u; S&P BBB+; Fitch A;
Composite A-
Maturity Date:
04/15/26
Coupon:
4.125
Unit Price:
$99.799
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.450
Yield:
4.021
Yield to Maturity:
3.808
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.77%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0294
$588,814
AST JPMorgan Global Thematic Portfolio
0.0115
$229,538
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0409
$818,352
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0409
$818,352




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
UBS Group Funding (Jersey) Limited
(UBS 3.00% 04/15/21 144A)
Cusip 90351DAD9
Trade Date
03/29/16
List of Underwriters
UBS Securities, Academy
Securities, ANZ Securities, BB&T
Capital Markets, BMO Capital
Markets Corp, BNY Mellon Capital
Markets LLC, Capital One
Securities Inc., CIBC World
Markets, Citigroup Global Markets
Inc., Desjardins Securities Inc.,
Drexel Hamilton LLC, Fifth Third
Securities Inc., JPMorgan, Merrill
Lynch Pierce Fenner & Smith,
Mischler Financial Group, Morgan
Stanley & Co LLC, nabSecurities
LLC, National Bank of Canada
Financial Inc., RBC Capital
Markets LLC, Regions Securities
LLC, Scotia Capital USA Inc.,
SunTrust Robinson Humphrey Inc.,
TD Securities USA LLC, Wells Fargo
Securities LLC, Westpac Banking
Corporation
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS Securities LLC
Sector or Industry:
Financial Services
Date of First Offering:
03/29/16
Ratings:
Moody's Baa2u; S&P BBB+; Fitch A;
Composite A-
Maturity Date:
04/15/21
Coupon:
3.00
Unit Price:
$99.925
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.350
Yield:
3.000
Yield to Maturity:
2.997
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities
Portfolio
0.0260
$519,610
AST JPMorgan Global Thematic Portfolio
0.0100
$199,850
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0360
$719,460
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0360
$719,460




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Western Digital Corporation (WDC
7.375% 04/01/23 144A)
Cusip 958102AJ4
Trade Date
03/30/16
List of Underwriters
Credit Suisse, HSBC Securities,
JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Mitsubishi UFJ
Securities USA Inc., Mizuho
Securities USA Inc., RBC Dominion
Securities, Sumitomo Mitsui
Banking Corp, BBVA Securities
Inc., BNP Paribas, Fifth Third
Bancorp, Scotia Capital Inc.,
Standard Chartered Bank (US),
SunTrust Robinson Humphrey, TD
Securities, US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Hardware
Date of First Offering:
03/30/16
Ratings:
Moody's Ba1; S&P BBB-; Fitch BBB-
; Composite BB+
Maturity Date:
04/01/23
Coupon:
7.375
Unit Price:
$100
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50
Yield:
7.230
Yield to Maturity:
6.889
Principal Amount of Offering:
1,875,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.51%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0195
$366,000
AST JPMorgan Global Thematic Portfolio
0.0021
$39,000
AST JPMorgan Strategic Opportunities
Portfolio
0.0017
$32,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0233
$437,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0233
$437,000







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Western Digital Corporation (WDC
10.50% 04/01/24 144A)
Cusip 958102AK1
Trade Date
03/30/16
List of Underwriters
Credit Suisse, HSBC Securities,
JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Mitsubishi UFJ
Securities USA Inc., Mizuho
Securities USA Inc., RBC Dominion
Securities, Sumitomo Mitsui
Banking Corp, BBVA Securities
Inc., BNP Paribas, Fifth Third
Bancorp, Scotia Capital Inc.,
Standard Chartered Bank (US),
SunTrust Robinson Humphrey, TD
Securities, US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Hardware
Date of First Offering:
03/30/16
Ratings:
Moody's Ba2; S&P BB+; Fitch BB+;
Composite BB
Maturity Date:
04/01/24
Coupon:
10.50
Unit Price:
$100
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75
Yield:
10.728
Yield to Maturity:
10.906
Principal Amount of Offering:
3,350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (JPM sleeve)
0.0235
$788,000
AST JPMorgan Global Thematic Portfolio
0.0025
$85,000
AST JPMorgan Strategic Opportunities
Portfolio
0.0021
$70,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0281
$943,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0281
$943,000





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
STRYKER CORPORATION
863667AJ0
Trade Date
3/3/2016
List of Underwriters
Citigroup Global Markets Inc.,
Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas
Securities Corp., Mizuho
Securities USA Inc., Wells
Fargo Securities, LLC, Barclays
Capital Inc., HSBC Securities
(USA) Inc., Morgan Stanley &
Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., PNC
Capital Markets LLC, U.S.
Bancorp Investments, Inc., The
Williams Capital Group, L.P
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry
Healthcare
Date of First Offering:
3/3/2016
Ratings:
Baa1	A	NR
Maturity Date:
3/15/2046
Coupon:
4.625
Unit Price:
98.894
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.865%
Yield:
4.694
Yield to Maturity:
4.630
Principal Amount of Offering:
$988,940,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.0583%
$576,552.02



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0583%
$576,552.02





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
STRYKER CORPORATION
863667AK7
Trade Date
3/3/2016
List of Underwriters
Citigroup Global Markets Inc.,
Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas
Securities Corp., Mizuho
Securities USA Inc., Wells
Fargo Securities, LLC, Barclays
Capital Inc., HSBC Securities
(USA) Inc., Morgan Stanley &
Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., PNC
Capital Markets LLC, U.S.
Bancorp Investments, Inc., The
Williams Capital Group, L.P
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co
Sector or Industry
Healthcare
Date of First Offering:
3/3/2016
Ratings:
Baa1	A	NR
Maturity Date:
3/8/2019
Coupon:
2.000
Unit Price:
99.884
Underwriting Spread per Unit:
0.400%
Gross Spread as a % of Price:
0.399%
Yield:
2.39
Yield to Maturity:
2.03
Principal Amount of Offering:
$749,130,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.666%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio)
0.0313%
$234,727.40
AST BlackRock Low Duration Bond Portfolio
0.1053%
$789,083.60



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1366%
$1,023,811.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
STRYKER CORPORATION
863667AN1
Trade Date
3/3/2016
List of Underwriters
Citigroup Global Markets Inc.,
Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas
Securities Corp., Mizuho
Securities USA Inc., Wells
Fargo Securities, LLC, Barclays
Capital Inc., HSBC Securities
(USA) Inc., Morgan Stanley &
Co. LLC, Mitsubishi UFJ
Securities (USA), Inc., PNC
Capital Markets LLC, U.S.
Bancorp Investments, Inc., The
Williams Capital Group, L.P
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry
Healthcare
Date of First Offering:
3/3/2016
Ratings:
Baa1	A	NR
Maturity Date:
3/15/2026
Coupon:
3.500
Unit Price:
99.348
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.645%
Yield:
3.955
Yield to Maturity:
3.470
Principal Amount of Offering:
$993,480,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0150%
$149,022.00
AST BlackRock/Loomis Sayles Bond Portfolio
0.0677%
$672,585.96
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0827%
$821,607.96
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0827%
$821,607.96




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
STRYKER CORP 863667AM3
Trade Date
03/03/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.
BNP PARIBAS SECURITIES CORP
CITIGROUP GLOBAL MARKETS INC.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MITSUBISHI UFJ SECURITIES (USA),
INC.
MIZUHO SECURITIES USA INC.
MORGAN STANLEY & CO. LLC
PNC CAPITAL MARKETS LLC
U.S. BANCORP INVESTMENTS, INC.
WELLS FARGO SECURITIES, LLC
WILLIAMS CAPITAL GROUP L.P. (THE)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P Morgan Securities LLC
Sector or Industry:
Healthcare
Date of First Offering:
03/03/2016
Ratings:
SP:A+/ MD:Baa1/ FT:NA
Maturity Date:
03/15/2021
Coupon:
2.625%
Unit Price:
99.962
Underwriting Spread per Unit:
0.6000
Gross Spread as a % of Price:
0.600%
Yield:
2.626%
Yield to Maturity:
2.6%
Principal Amount of Offering:
750,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.6667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0767%
$574,781.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0767%
$574,781.50

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
STRYKER CORP 863667AN1
Trade Date
03/03/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC.
BNP PARIBAS SECURITIES CORP
CITIGROUP GLOBAL MARKETS INC.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MITSUBISHI UFJ SECURITIES (USA),
INC.
MIZUHO SECURITIES USA INC.
MORGAN STANLEY & CO. LLC
PNC CAPITAL MARKETS LLC
U.S. BANCORP INVESTMENTS, INC.
WELLS FARGO SECURITIES, LLC
WILLIAMS CAPITAL GROUP L.P. (THE)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P Morgan Securities LLC
Sector or Industry:
Healthcare
Date of First Offering:
03/03/2016
Ratings:
SP:A+/ MD:Baa1/ FT:NA
Maturity Date:
03/15/2026
Coupon:
3.500%
Unit Price:
99.348
Underwriting Spread per Unit:
0.6500
Gross Spread as a % of Price:
0.654%
Yield:
3.523%
Yield to Maturity:
3.5%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.1001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0550%
$546,414.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0550%
$546,414.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BANK OF AMERICA CORP 060505EU4
Trade Date
03/07/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
ABN AMRO SECURITIES (USA) LLC
AUSTRALIA AND NEW ZEALAND BANKING
GROUP LIMITED
BBVA SECURITIES INC.
BLAYLOCK & COMPANY, INC.
BMO CAPITAL MARKETS CORP.
BNY MELLON CAPITAL MARKETS, LLC
CAPITAL ONE SECURITIES, INC.
CASTLEOAK SECURITIES, L.P.
COMMERZ MARKETS LLC
DANSKE BANK A/S
DEUTSCHE BANK SECURITIES INC.
ERSTE GROUP BANK AG
HUNTINGTON INVESTMENT COMPANY
(THE)
ING FINANCIAL MARKETS LLC
LEBENTHAL & CO., LLC
LLOYDS BANK PLC
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
MISCHLER FINANCIAL GROUP, INC.
MIZUHO SECURITIES USA INC.
NATIONAL AUSTRALIA BANK LIMITED
NATIXIS SECURITIES AMERICAS LLC
RABO SECURITIES USA, INC.
RBS SECURITIES INC.
SANTANDER INVESTMENT SECURITIES
INC.
SCOTIA CAPITAL (USA) INC
SCOTT & STRINGFELLOW, LLC
SG AMERICAS SECURITIES, LLC
SMBC NIKKO SECURITIES INC.
STANDARD CHARTERED BANK
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Sector or Industry:
Financial
Date of First Offering:
03/07/2016
Ratings:
SP:BB+/ MD:Ba2/ FT:BB+
Maturity Date:
03/10/2026
Coupon:
6.30%
Unit Price:
100.00
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.500%
Yield:
6.30%
Yield to Maturity:
6.30%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
Jr. Subordinated
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.5000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0375%
$375,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0375%
$375,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PDC Energy Inc 69327R101
Trade Date
03/07/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BBVA SECURITIES INC.
BMO CAPITAL MARKETS CORP.
BTIG, LLC
CAPITAL ONE SECURITIES, INC.
CIBC WORLD MARKETS CORP
CREDIT AGRICOLE SECURITIES (USA)
INC.
CREDIT SUISSE SECURITIES (USA) LLC
J.P. MORGAN SECURITIES LLC
JOHNSON RICE & COMPANY L.L.C.
KEYBANC CAPITAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
NATIXIS SECURITIES AMERICAS LLC
SCOTIA CAPITAL (USA) INC
TD SECURITIES USA LLC
WELLS FARGO SECURITIES, LLC
COMERICA SECURITIES, INC.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Sector or Industry:
Basic Materials
Date of First Offering:
03/07/2016
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
51.00
Underwriting Spread per Unit:
0.89
Gross Spread as a % of Price:
1.745
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
262,650,000
Subordination Features:
Common Stock
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.1791%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Small-Cap Value
Portfolio
0.2998%
$787,542.00
PSF  SP Goldman Sachs Small Cap Portfolio
0.0613%
$161,058.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.3611%
$948,600.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3611%
$948,600.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
TOTAL SYSTEM SERVICES INC
891906AC3
Trade Date
3/14/2016
List of Underwriters
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Mitsubishi
UFJ Securities (USA), Inc.,
U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC,
BMO Capital Markets Corp.,
Capital One Securities, Inc.,
Fifth Third Securities, Inc.,
PNC Capital Markets LLC,
Regions Securities LLC, Synovus
Securities, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry
Technology
Date of First Offering:
3/14/2016
Ratings:
Baa3	BBB-	NR
Maturity Date:
4/1/2026
Coupon:
4.800
Unit Price:
99.730
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
5.213
Yield to Maturity:
4.660
Principal Amount of Offering:
$747,975,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

12.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0433%
$324,122.50
AST BlackRock/Loomis Sayles Bond Portfolio
0.2690%
$2,012,551.40
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.3123%
$2,336,673.90
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.3123%
$2,336,673.90




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
TOTAL SYSTEM SERVICES INC
891906AD1
Trade Date
3/14/2016
List of Underwriters
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Mitsubishi
UFJ Securities (USA), Inc.,
U.S. Bancorp Investments, Inc.,
Wells Fargo Securities, LLC,
BMO Capital Markets Corp.,
Capital One Securities, Inc.,
Fifth Third Securities, Inc.,
PNC Capital Markets LLC,
Regions Securities LLC, Synovus
Securities, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry
Technology
Date of First Offering:
3/14/2016
Ratings:
Baa3	BBB-	NR
Maturity Date:
4/1/2021
Coupon:
3.800
Unit Price:
99.776
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.598%
Yield:
3.85
Yield to Maturity:
3.84
Principal Amount of Offering:
$748,320,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

10.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0326%
$244,451.20
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0326%
$244,451.20
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0326%
$244,451.20




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AMERICAN INTL GROUP
026874DH7
Trade Date
03/17/2016
List of Underwriters
Barclays Capital Inc., Deutsche
Bank Securities Inc., RBC
Capital Markets, LLC, U.S.
Bancorp Investments, Inc.,
Mizuho Securities USA Inc.,
SMBC Nikko Securities America,
Inc., ANZ Securities, Inc., ING
Financial Markets LLC,
nabSecurities, LLC, Natixis
Securities Americas LLC, PNC
Capital Markets LLC, Santander
Investment Securities Inc.,
Scotia Capital (USA) Inc., SG
Americas Securities, LLC,
Standard Chartered Bank,
UniCredit Capital Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
U.S. Bancorp Investments
Sector or Industry
Life Insurance
Date of First Offering:
03/17/2016
Ratings:
Baa1	A-	BBB+
Maturity Date:
4/1/2026
Coupon:
3.900%
Unit Price:
99.950
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.449%
Yield:
4.00
Yield to Maturity:
3.89
Principal Amount of Offering:
$1,499,250,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

23.333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.4971%
$7,453,271.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.4971%
$7,453,271.50






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NEWELL RUBBERMAID INC
651229AT3
Trade Date
3/18/2016
List of Underwriters
Goldman, Sachs & Co., Citigroup
Global Markets Inc., J.P.
Morgan Securities LLC, RBC
Capital Markets, LLC, Credit
Suisse Securities (USA) LLC,
Mitsubishi UFJ Securities
(USA), Inc., PNC Capital
Markets LLC, Wells Fargo
Securities, LLC, ING Financial
Markets LLC, U.S. Bancorp
Investments, Inc., The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or ndustry
Consumer Products
Date of First Offering:
3/18/2016
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
3/29/2019
Coupon:
2.600
Unit Price:
99.977
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.449%
Yield:
2.608
Yield to Maturity:
2.580
Principal Amount of Offering:
$999,770,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0225%
$224,948.25



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0225%
$224,948.25




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NEWELL RUBBERMAID INC
651229AV8
Trade Date
3/18/2016
List of Underwriters
Goldman, Sachs & Co., Citigroup
Global Markets Inc., J.P.
Morgan Securities LLC, RBC
Capital Markets, LLC, Credit
Suisse Securities (USA) LLC,
Mitsubishi UFJ Securities
(USA), Inc., PNC Capital
Markets LLC, Wells Fargo
Securities, LLC, ING Financial
Markets LLC, U.S. Bancorp
Investments, Inc., The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co
Sector or ndustry
Consumer Products
Date of First Offering:
3/18/2016
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
4/1/2023
Coupon:
3.850
Unit Price:
99.969
Underwriting Spread per Unit:
0.625%
Gross Spread as a % of Price:
0.624%
Yield:
3.855
Yield to Maturity:
3.840
Principal Amount of Offering:
$1,749,457,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.714%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0237%
$414,871.35



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0237%
$414,871.35




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NEWELL RUBBERMAID INC
651229AW6
Trade Date
3/18/2016
List of Underwriters
Goldman, Sachs & Co., Citigroup
Global Markets Inc., J.P.
Morgan Securities LLC, RBC
Capital Markets, LLC, Credit
Suisse Securities (USA) LLC,
Mitsubishi UFJ Securities
(USA), Inc., PNC Capital
Markets LLC, Wells Fargo
Securities, LLC, ING Financial
Markets LLC, U.S. Bancorp
Investments, Inc., The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co
Sector or Industry
Consumer Products
Date of First Offering:
3/18/2016
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
4/1/2026
Coupon:
4.200
Unit Price:
99.798
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
4.225
Yield to Maturity:
4.180
Principal Amount of Offering:
$1,995,960,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.0514%
$1,026,921.42



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0514%
$1,026,921.42







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NEWELL RUBBERMAID INC 651229AT3
Trade Date
03/18/2016
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA) LLC
ING FINANCIAL MARKETS LLC
J.P. MORGAN SECURITIES LLC
MITSUBISHI UFJ SECURITIES (USA),
INC.
PNC CAPITAL MARKETS LLC
RBC CAPITAL MARKETS, LLC
U.S. BANCORP INVESTMENTS, INC.
WELLS FARGO SECURITIES, LLC
WILLIAMS CAPITAL GROUP L.P. (THE)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P Morgan Securities LLC
Sector or Industry:
Consumer Goods
Date of First Offering:
03/18/2016
Ratings:
SP:BBB-/ MD:Baa3/ FT:BBB-
Maturity Date:
03/29/2019
Coupon:
2.6%
Unit Price:
99.977
Underwriting Spread per Unit:
0.4500
Gross Spread as a % of Price:
0.450%
Yield:
2.601%
Yield to Maturity:
2.6%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
Sr. Unsecured
Years of Continued Operation:
At Least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1425%
$1,424,672.25



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1425%
$1,424,672.25


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
COMCAST CORPORATION
20030NBS9
Trade Date
3/22/2016
List of Underwriters
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, RBC Capital
Markets, LLC, Wells Fargo
Securities, LLC, Barclays
Capital Inc., BNP Paribas
Securities Corp., Citigroup
Global Markets Inc., Credit
Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc.,
Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Lloyds
Securities Inc., Mizuho
Securities USA Inc., Morgan
Stanley & Co. LLC, SMBC Nikko
Securities America, Inc.,
SunTrust Robinson Humphrey,
Inc., UBS Securities LLC,
Santander Investment Securities
Inc., U.S. Bancorp Investments,
Inc., DNB Markets, Inc., PNC
Capital Markets LLC, TD
Securities (USA) LLC, The
Williams Capital Group, L.P.,
C.L. King & Associates, Inc.,
Drexel Hamilton, LLC, Lebenthal
& Co., LLC, Loop Capital
Markets LLC, Mischler Financial
Group, Inc., Samuel A. Ramirez
& Company, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Securities, LLC
Sector or ndustry
Cable and Satellite
Date of First Offering:
3/22/2016
Ratings:
A3	A-	A-
Maturity Date:
3/1/2026
Coupon:
3.150
Unit Price:
102.861
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.462%
Yield:
2.81
Yield to Maturity:
2.790
Principal Amount of Offering:
$720,027,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

15.663%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.7228%
$5,221,148.35



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.7228%
$5,221,148.35





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SYSCO CORPORATION
871829BB2
Trade Date
3/22/2016
List of Underwriters
Goldman, Sachs & Co., Deutsche
Bank Securities Inc., J.P.
Morgan Securities LLC, TD
Securities (USA) LLC, HSBC
Securities (USA) Inc., U.S.
Bancorp Investments, Inc.,
Wells Fargo Securities, LLC,
BB&T Capital Markets, a
division of BB&T Securities,
LLC, BNY Mellon Capital
Markets, LLC, Comerica
Securities, Inc., PNC Capital
Markets LLC, Rabo Securities
USA, Inc., Santander Investment
Securities Inc., The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co
Sector or Industry
Food and Beverage
Date of First Offering:
3/22/2016
Ratings:
A3	BBB+	NR
Maturity Date:
4/1/2019
Coupon:
1.900
Unit Price:
99.945
Underwriting Spread per Unit:
0.250%
Gross Spread as a % of Price:
0.249%
Yield:
2.14
Yield to Maturity:
1.90
Principal Amount of Offering:
$499,725,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0730%
$364,799.25



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0730%
$364,799.25




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SYSCO CORPORATION
871829BC0
Trade Date
3/22/2016
List of Underwriters
Goldman, Sachs & Co., Deutsche
Bank Securities Inc., J.P.
Morgan Securities LLC, TD
Securities (USA) LLC, HSBC
Securities (USA) Inc., U.S.
Bancorp Investments, Inc.,
Wells Fargo Securities, LLC,
BB&T Capital Markets, a
division of BB&T Securities,
LLC, BNY Mellon Capital
Markets, LLC, Comerica
Securities, Inc., PNC Capital
Markets LLC, Rabo Securities
USA, Inc., Santander Investment
Securities Inc., The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co
Sector or Industry
Food and Beverages
Date of First Offering:
3/22/2016
Ratings:
A3	BBB+	NR
Maturity Date:
7/15/2026
Coupon:
3.300
Unit Price:
99.623
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.448%
Yield:
3.625
Yield to Maturity:
3.330
Principal Amount of Offering:
$996,230,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0305%
$303,850.15



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0305%
$303,850.15



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
SYSCO CORPORATION
871829BD8
Trade Date
3/22/2016
List of Underwriters
Goldman, Sachs & Co., Deutsche
Bank Securities Inc., J.P.
Morgan Securities LLC, TD
Securities (USA) LLC, HSBC
Securities (USA) Inc., U.S.
Bancorp Investments, Inc.,
Wells Fargo Securities, LLC,
BB&T Capital Markets, a
division of BB&T Securities,
LLC, BNY Mellon Capital
Markets, LLC, Comerica
Securities, Inc., PNC Capital
Markets LLC, Rabo Securities
USA, Inc., Santander Investment
Securities Inc., The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co
Sector or Industry
Food and Beverage
Date of First Offering:
3/22/2016
Ratings:
A3	BBB+	NR
Maturity Date:
4/1/2046
Coupon:
4.500
Unit Price:
99.657
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.747%
Yield:
4.521
Yield to Maturity:
4.510
Principal Amount of Offering:
$498,285,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
)
0.0060%
$29,897.10
AST BlackRock/Loomis Sayles Bond Portfolio
0.0802%
$399,624.57
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0862%
$429,521.67
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0862%
$429,521.67





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
OCCIDENTAL PETROLEUM
CORPORATION   674599CH6
Trade Date
3/28/2016
List of Underwriters
Citigroup Global Markets Inc.,
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Wells Fargo
Securities, LLC, HSBC
Securities (USA) Inc.,
Mitsubishi UFJ Securities
(USA), Inc., Mizuho Securities
USA Inc., SG Americas
Securities, LLC, SMBC Nikko
Securities America, Inc., U.S.
Bancorp Investments, Inc., BBVA
Securities Inc., Barclays
Capital Inc., BNY Mellon
Capital Markets, LLC, Scotia
Capital (USA) Inc., Standard
Chartered Bank, Morgan Stanley
& Co. LLC, PNC Capital Markets
LLC, Lebenthal & Co., LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry
Independent Energy
Date of First Offering:
3/28/2016
Ratings:
A3	A	A
Maturity Date:
4/15/2026
Coupon:
3.400
Unit Price:
99.772
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.448%
Yield:
3.427
Yield to Maturity:
3.420
Principal Amount of Offering:
$1,147,378,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.782%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0521%
$598,632.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0521%
$598,632.00




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
OCCIDENTAL PETROLEUM
CORPORATION    674599CJ2
Trade Date
3/28/2016
List of Underwriters
Citigroup Global Markets Inc.,
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Wells Fargo
Securities, LLC, HSBC
Securities (USA) Inc.,
Mitsubishi UFJ Securities
(USA), Inc., Mizuho Securities
USA Inc., SG Americas
Securities, LLC, SMBC Nikko
Securities America, Inc., U.S.
Bancorp Investments, Inc., BBVA
Securities Inc., Barclays
Capital Inc., BNY Mellon
Capital Markets, LLC, Scotia
Capital (USA) Inc., Standard
Chartered Bank, Morgan Stanley
& Co. LLC, PNC Capital Markets
LLC, Lebenthal & Co., LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry
Independent Energy
Date of First Offering:
3/28/2016
Ratings:
A3	A	A
Maturity Date:
4/15/2046
Coupon:
4.400
Unit Price:
99.224
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.744%
Yield:
3.492
Yield to Maturity:
4.440
Principal Amount of Offering:
$1,190,688,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
(Core Active)
0.0329%
$391,934.80



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0329%
$391,934.80




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Enterprise Products Operating LLC
(EPD 3.95% 02/15/27)
Cusip 29379VBL6
Trade Date
04/04/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Citigroup, Deutsche Bank
Securities, DNB Markets,
Scotiabank, Barclays, BBVA,
Credit Suisse Mizuho Securities,
MUFG, RBC Capital Markets, SMBC
Nikko, SOCIETE GENERALE, SunTrust
Robinson Humphrey, TD Securities,
UBS Investment Bank, US Bancorp,
Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Pipeline
Date of First Offering:
04/04/16
Ratings:
Moody's Baa1; S&P BBB+; Fitch
BBB+; Composite BBB+
Maturity Date:
02/15/27
Coupon:
3.95%
Unit Price:
$99.760
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.652%
Yield:
3.772%
Yield to Maturity:
3.406%
Principal Amount of Offering:
$575,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.69%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0416%
$239,424
AST J.P. Morgan Global Thematic Portfolio
0.0243%
$139,664
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0659%
$379,089
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0659%
$379,089
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exelon Corporation (EXC 2.45%
04/15/21) Cusip 30161NAT8
Trade Date
04/04/16
List of Underwriters
Barclays, Goldman, Sachs & Co.,
J.P. Morgan, Scotiabank, Credit
Suisse, RBC Capital Markets, TD
Securities, BNY Mellon Capital
Markets, LLC, Lebenthal Capital
Markets, Mischler Financial
Group, Inc., Ramirez & Co., Inc.,
The Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Utilities
Date of First Offering:
04/04/16
Ratings:
Moody's Baa2; S&P BBB-; Fitch
BBB; Composite BBB-
Maturity Date:
04/15/21
Coupon:
2.45%
Unit Price:
$99.976
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.600%
Yield:
2.416%
Yield to Maturity:
2.135%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0100%
$29,993
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0250%
$74,982
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0350%
$104,975
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0350%
$104,975


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exelon Corporation (EXC 3.40%
04/15/26) Cusip 30161NAU5
Trade Date
04/04/16
List of Underwriters
Barclays, Goldman, Sachs & Co.,
J.P. Morgan, Scotiabank, Credit
Suisse, RBC Capital Markets, TD
Securities, BNY Mellon Capital
Markets, LLC, Lebenthal Capital
Markets, Mischler Financial
Group, Inc., Ramirez & Co., Inc.,
The Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Utilities
Date of First Offering:
04/04/16
Ratings:
Moody's Baa2; S&P BBB-; Fitch
BBB; Composite BBB-
Maturity Date:
04/15/26
Coupon:
3.40%
Unit Price:
$99.940
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.650%
Yield:
3.300%
Yield to Maturity:
3.033%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0306%
$229,862
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0793%
$594,643
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1099%
$824,505
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1099%
$824,505


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Exelon Corporation (EXC 4.45%
04/15/46) Cusip 30161NAV3
Trade Date
04/04/16
List of Underwriters
Barclays, Goldman, Sachs & Co.,
J.P. Morgan, Scotiabank, Credit
Suisse, RBC Capital Markets, TD
Securities, BNY Mellon Capital
Markets, LLC, Lebenthal Capital
Markets, Mischler Financial
Group, Inc., Ramirez & Co., Inc.,
The Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Utilities
Date of First Offering:
04/04/16
Ratings:
Moody's Baa2; S&P BBB-; Fitch
BBB; Composite BBB-
Maturity Date:
04/15/46
Coupon:
4.45%
Unit Price:
$99.490
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.879%
Yield:
4.356%
Yield to Maturity:
4.318%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0033%
$24,873
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0093%
$69,643
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0126%
$94,516
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0126%
$94,516


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Thermo Fisher Scientific Inc. (TMO
3.00% 04/15/23) Cusip 883556BN1
Trade Date
04/04/16
List of Underwriters
BofA Merrill Lynch, Goldman, Sachs &
Co., Morgan Stanley, Mizuho
Securities, Barclays, BNP PARIBAS,
Citigroup, Credit Suisse, Deutsche
Bank Securities, HSBC, J.P. Morgan,
MUFG, SMBC Nikko, US Bancorp, BNY
Mellon Capital Markets, LLC, ING,
KeyBanc Capital Markets, Scotiabank
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Medical Equipment & Devices
Manufacturing
Date of First Offering:
04/04/16
Ratings:
Moody's Baa3; S&P BBB; Fitch BBB;
Composite BBB-
Maturity Date:
04/15/23
Coupon:
3.00
Unit Price:
$99.512
Underwriting Spread per Unit:
0.625
Gross Spread as a % of Price:
0.625%
Yield:
2.949%
Yield to Maturity:
2.714%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.04%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0751%
$273,658
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0274%
$751,316
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1025%
$1,024,974
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1025%
$1,024,974


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sunoco LP & Sunoco Finance Corp (SUN
6.25% 04/15/21 144A)
Cusip 86765LAD9
Trade Date
04/04/16
List of Underwriters
BBVA Securities Inc., Citigroup
Global Markets Inc., Credit Agricole
Indosuez, Credit Suisse Securities
USA LLC, Deutsche Bank Securities
Inc., DNB NOR Markets Inc., Goldman
Sachs, JPMorgan Securities, Merrill
Lynch Pierce Fenner & Smith, Mizuho
Securities USA Inc., Morgan Stanley,
Natixis Securities North America
Inc., PNC Capital Markets, RBC
Capital Markets, TD Securities, Wells
Fargo Securities LLC
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Refining & Marketing
Date of First Offering:
04/04/16
Ratings:
Moody's Ba3; S&P BB-; Fitch BB;
Composite BB-
Maturity Date:
04/15/21
Coupon:
6.25
Unit Price:
$100
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00
Yield:
6.297
Yield to Maturity:
6.430
Principal Amount of Offering:
800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0120%
$96,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0988%
$790,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1108%
$886,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1108%
$886,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BMW US Capital LLC (BMW 2.00%
04/11/21 144A)
Cusip 05565EAF2
Trade Date
04/04/16
List of Underwriters
Barclays Capital, Citigroup Global
Markets Inc., Credit Suisse, JPMorgan
Securities
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
04/04/16
Ratings:
Moody's A2; S&P A+; Composite A
Maturity Date:
04/11/21
Coupon:
2.00
Unit Price:
$99.749
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.351
Yield:
1.994
Yield to Maturity:
1.931
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0083%
$124,686
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0213%
$319,197
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0296%
$443,883
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0296%
$443,883















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Air Lease Corporation (AL 3.375%
06/01/21) Cusip 00912XAS3
Trade Date
04/04/16
List of Underwriters
BofA Merrill Lynch, JPMorgan, RBC
Capital Markets, SunTrust Robinson
Humphrey, BMO Capital Markets, BNP
Paribas, Citigroup, Deutsche Bank
Securities, Fifth Third Securities,
Lloyds Securities, Mizuho Securities,
Morgan Stanley, MUFG, Natixis,
Santander, Wells Fargo Securities
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
RBC Capital Markets
Sector or Industry:
Commercial Finance
Date of First Offering:
04/04/16
Ratings:
S&P BBB-; Composite NR; KBRA A-
Maturity Date:
06/01/21
Coupon:
3.375
Unit Price:
$99.059
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.606
Yield:
3.324
Yield to Maturity:
3.033
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0363%
$217,930
AST J.P Morgan Strategic Opportunities
Portfolio
0.0941%
$564,636
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1304%
$782,566
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1304%
$782,566


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diebold Inc (BDB 8.50% 04/15/24 144A)
Cusip 253651AA1
Trade Date
04/05/16
List of Underwriters
Credit Suisse, JPMorgan, Fifth Third
Securities Inc. HSBC Securities, MUFG
Union Bank NA, PNC Capital Markets,
Scotiabank, US Bancorp
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Credit Suisse Securities (USA) LLC
Sector or Industry:
Hardware
Date of First Offering:
04/05/16
Ratings:
Moody's B2; S&P B+; Composite B
Maturity Date:
04/15/24
Coupon:
8.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
8.479%
Yield to Maturity:
8.440%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0928%
$371,000
AST J.P. Morgan Global Thematic Portfolio
0.0095%
$38,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1023%
$409,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1023%
$409,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Toyota Motor Credit Corporation
(TOYOTA 1.90% 04/08/21)
Cusip 89236TCZ6
Trade Date
04/05/16
List of Underwriters
Barclays, BofA Merrill Lynch,
Citigroup, JPMorgan, CastleOak
Securities, L.P., C.L. King &
Associates, Drexel Hamilton, Guzman &
Company, Lebenthal Capital Markets,
Mischler Financial Group, Inc.,
Ramirez & Co., Inc., Siebert
Brandford Shank & Co., LLC, The
Williams Capital Group, LP
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
04/05/16
Ratings:
Moody's Aa3; A&P AA-; Fitch A;
Composite A+
Maturity Date:
04/08/21
Coupon:
1.90
Unit Price:
$99.815
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.351%
Yield:
1.886%
Yield to Maturity:
1.731%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.94%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0679%
$848,428
AST J.P. Morgan Global Thematic Portfolio
0.0287%
$359,334
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0966%
$1,207,762
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0966%
$1,207,762

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
New York Life Global Funding (NYLIFE
2.00% 04/13/21 144A)
Cusip 64952WCE1
Trade Date
04/06/16
List of Underwriters
BofA Merrill Lynch; Goldman Sachs &
Co; JPMorgan, Apto Partners LLC, Loop
Capital Markets LLC, Mischler
Financial Group
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Goldman Sachs & Co.
Sector or Industry:
Life Insurance
Date of First Offering:
04/06/16
Ratings:
Moody's Aaa; S&P AA+; Fitch AAA;
Composite AA+
Maturity Date:
04/13/21
Coupon:
2.00
Unit Price:
$99.853
Underwriting Spread per Unit:
0.250
Gross Spread as a % of Price:
0.250%
Yield:
1.986%
Yield to Maturity:
1.848%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.22%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0306%
$229,662
AST J.P. Morgan Global Thematic Portfolio
0.0200%
$149,780
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0506%
$379,442
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0506%
$379,442


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Numerical-SFR SA (NUMFP 7.375%
05/01/26 144)
Cusip 67054KAA7
Trade Date
04/06/16
List of Underwriters
Barclays Bank PLC, BNP Paribas,
Credit Agricole SA, Deutsche Bank
Securities Inc., Goldman Sachs
International, JPMorgan Securities,
Merrill Lynch International Ltd,
Morgan Stanley & Co International
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Cable & Satellite
Date of First Offering:
04/06/16
Ratings:
Moody's B1; S&P B+; Composite B+
Maturity Date:
05/01/26
Coupon:
7.375
Unit Price:
$100
Underwriting Spread per Unit:
0.75
Gross Spread as a % of Price:
0.75
Yield:
7.403
Yield to Maturity:
7.420
Principal Amount of Offering:
5,190,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.21%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0138%
$717,000
AST J.P. Morgan Global Thematic Portfolio
0.0039%
$200,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0177%
$917,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0177%
$917,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MGM Escrow Issuer LLC/MGM Growth
Properties Operating Partnership LP
(MGMMGP 5.625% 05/01/24 144A) Cusip
55303WAA5
Trade Date
04/06/16
List of Underwriters
Barclays Capital, BNP Paribas,
Citigroup Global Markets Inc,
Deutsche Bank Securities Inc, Fifth
Third Bank, JPMorgan Securities,
Merrill Lynch Pierce Fenner & Smith,
Morgan Stanley, Credit Agricole
Securities USA Inc., Oppenheimer &
Co., Scotia Capital USA Inc., SMBC
Nikko Securities America Inc.,
SunTrust Robinson Humphrey
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager
or Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from
Whom Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Casinos & Gaming
Date of First Offering:
04/06/16
Ratings:
Moody's B2; S&P B+; Composite B
Maturity Date:
05/01/24
Coupon:
5.625
Unit Price:
$100
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
5.332%
Yield to Maturity:
4.752%
Principal Amount of Offering:
$1,050,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.34%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0019%
$20,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0195%
$205,000
AST J.P. Morgan Global Thematic Portfolio
0.0019%
$20,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0233%
$245,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0233%
$245,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CCO Holdings LLC & CCO Holdings
Capital Corp. (CHTR 5.50% 05/01/26
144A) Cusip: 1248EPBR3
Trade Date
04/07/16
List of Underwriters
BofA Merrill Lynch, Citigroup Global
Markets Inc., Credit Suisse,
Deutsche Bank Securities Inc.,
Goldman Sachs, UBS Securities LLC,
Wells Fargo Securities LLC, Credit
Agricole Securities USA Inc.,
JPMorgan Securities, Lebenthal & Co
LLC, LionTree Advisors LLC, Mischler
Financial Group, Mitsubishi UFJ
Securities USA Inc., Mizuho
Securities USA Inc., Morgan Stanley,
RBC Capital Markets, Samuel A
Ramirez & Co Inc., Scotia Capital
USA Inc., SMBC Nikko Securities
America Inc., SunTrust Robinson
Humphrey Inc., TD Securities USA
LLC, US Bancorp Investments Inc.,
Williams Capital Group LP
Was the security: 33 Act
Registration, Eligible Municipal
Security, Eligible Government
offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Cable & Satellite
Date of First Offering:
04/07/16
Ratings:
Moody's B1; S&P BB+; Fitch BB+;
Composite BB
Maturity Date:
05/01/26
Coupon:
5.50
Unit Price:
$100
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
5.405%
Yield to Maturity:
5.223%
Principal Amount of Offering:
$1,200,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0858%
$1,030,000
AST J.P. Morgan Global Thematic Portfolio
0.0092%
$110,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0950%
$1,140,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0950%
$1,140,000











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sierra Pacific Power Company
(BRKHEC 2.60% 05/01/26 144A)
Cusip 826418BK0
Trade Date
04/11/16
List of Underwriters
JPMorgan Securities, Mizuho
Securities USA Inc., US Bancorp,
Wells Fargo Securities LLC, Bank
of New York, Barclays Capital,
BNP Paribas, CIBC World Markets,
Keybank NA, Mitsubishi UFJ
Securities USA Inc., Northern
Trust Company, PNC Capital
Markets, Scotia Capital USA Inc.,
SunTrust Robinson Humphrey Inc.,
TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Utilities
Date of First Offering:
04/11/16
Ratings:
Moody's A2; S&P A+; Fitch A-;
Composite A
Maturity Date:
04/01/26
Coupon:
2.60
Unit Price:
$99.745
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.652%
Yield:
2.586%
Yield to Maturity:
2.535%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0374%
$149,618
AST J.P. Morgan Global Thematic Portfolio
0.0274%
$109,720
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0648%
$259,338
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0648%
$259,338
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Royal Bank of Canada (RY 1.625%
04/15/19) Cusip 78012KNL7
Trade Date
04/11/16
List of Underwriters
RBC Capital Markets, JPMorgan,
BofA Merrill Lynch
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBC Capital Markets
Sector or Industry:
Diversified Banks
Date of First Offering:
04/11/16
Ratings:
Moody's Aa3; S&P AA-; Fitch AA;
Composite AA-
Maturity Date:
04/15/19
Coupon:
1.625
Unit Price:
$99.945
Underwriting Spread per Unit:
0.150
Gross Spread as a % of Price:
0.150%
Yield:
1.629%
Yield to Maturity:
1.726%
Principal Amount of Offering:
$1,350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.98%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0433%
$584,678



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0433%
$584,678






















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Geo Group Inc. (GEO 6.00%
04/15/19)
Cusip 36162JAB2
Trade Date
04/11/16
List of Underwriters
Wells Fargo Securities, BofA
Merrill Lynch, JPMorgan, SunTrust
Robinson Humphrey, Barclays, BNP
Paribas, HSBC, Fifth Third
Securities, Regions Securities
LLC, TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo
Sector or Industry:
Real Estate
Date of First Offering:
04/11/16
Ratings:
Moody's Ba3; S&P B+; Composite B+
Maturity Date:
04/15/19
Coupon:
6.00
Unit Price:
$100
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.941%
Yield to Maturity:
5.836%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.92%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0743%
$260,000
AST J.P. Morgan Global Thematic Portfolio
0.0071%
$25,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0814%
$285,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0814%
$285,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GLP Capital LP & GLP Financing
II, Inc. (GLPI 4.375% 04/15/21)
Cusip 361841AG4
Trade Date
04/11/16
List of Underwriters
JPMorgan, Fifth Third Securities,
Nomura, BofA Merrill Lynch, UBS
Investment Bank, SunTrust
Robinson Humphrey, Barclays,
Wells Fargo Securities, Credit
Agricole CIB, Oppenheimer & Co.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Casinos & Gaming
Date of First Offering:
04/11/16
Ratings:
Moody's Ba1; S&P BB+; Composite
BB+
Maturity Date:
04/15/21
Coupon:
4.375
Unit Price:
$100.00
Underwriting Spread per Unit:
0.94
Gross Spread as a % of Price:
0.94%
Yield:
4.248%
Yield to Maturity:
3.686%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.05%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0100%
$40,000
AST J.P. Morgan Global Thematic Portfolio
0.0013%
$5,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0113%
$45,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0113%
$45,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
GLP Capital LP & GLP Financing
II, Inc. (GLPI 5.375% 04/15/21)
Cusip 361841AH2
Trade Date
04/11/16
List of Underwriters
JPMorgan, Fifth Third Securities,
Nomura, BofA Merrill Lynch, UBS
Investment Bank, SunTrust
Robinson Humphrey, Barclays,
Wells Fargo Securities, Credit
Agricole CIB, Oppenheimer & Co.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Casinos & Gaming
Date of First Offering:
04/11/16
Ratings:
Moody's Ba1; S&P BB+; Composite
BB+
Maturity Date:
04/15/26
Coupon:
5.375
Unit Price:
$100.00
Underwriting Spread per Unit:
0.94
Gross Spread as a % of Price:
0.94%
Yield:
5.158%
Yield to Maturity:
4.831%
Principal Amount of Offering:
$975,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.17%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0019%
$185,000
AST J.P. Morgan Global Thematic Portfolio
0.0021%
$20,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0210%
$205,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0210%
$205,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Bank of America Corp (BAC 3.50%
04/19/26)
Cusip 06051GFX2
Trade Date
04/14/16
List of Underwriters
BofA Merrill Lynch, ABN AMRO, ANZ
Securities, BBVA, BNY Mellon
Capital Markets, LLC, Capital One
Securities, COMMERZBANK, Danske
Markets Inc., Deutsche Bank
Securities, ING, J.P. Morgan,
Lloyds Securities, Mizuho
Securities, nabSecurities, LLC,
Natixis Rabo Securities, RBS,
Santander, Scotiabank, SOCIETE
GENERALE, SMBC Nikko, Standard
Chartered Bank, TD Securities,
Huntington Investment Company,
UniCredit Capital Markets, Drexel
Hamilton, Ramirez & Co., Inc.,
Siebert Brandford Shank & Co.,
L.L.C., The Williams Capital
Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Diversified Banks
Date of First Offering:
04/14/16
Ratings:
Moody's Baa1; S&P BBB+; Fitch A;
Composite BBB+
Maturity Date:
04/19/26
Coupon:
3.50
Unit Price:
$99.833
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.451%
Yield:
3.425%
Yield to Maturity:
3.237%
Principal Amount of Offering:
$2,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0178%
$444,257
AST J.P. Morgan Global Thematic Portfolio
0.0072%
$179,699
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0250%
$623,956
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0250%
$623,956












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Micron Technology Inc. (MU 7.50%
09/15/23 144A)
Cusip 595112BH5
Trade Date
04/14/16
List of Underwriters
Citigroup Global Markets Inc.,
HSBC Securities, JPMorgan
Securities, Morgan Stanley,
Credit Suisse Securities USA LLC,
DBS Bank, Merrill Lynch Pierce
Fenner & Smith, Wells Fargo
Securities LLC, ANZ Securities,
BNP Paribas, Credit Agricole
Securities USA Inc., ING
Financial Markets LLC, Mitsubishi
UFJ Securities USA Inc., Standard
Chartered Bank (US), US Bancorp
Investments Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Semiconductors
Date of First Offering:
04/14/16
Ratings:
Moody's Baa2; S&P BBB-; Composite
BBB-
Maturity Date:
09/15/23
Coupon:
7.50
Unit Price:
$100
Underwriting Spread per Unit:
0.75
Gross Spread as a % of Price:
0.75
Yield:
7.109
Yield to Maturity:
6.159
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0524%
$655,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0047%
$59,000
AST J.P. Morgan Global Thematic Portfolio
0.0055%
$69,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0626%
$783,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0626%
$783,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Oglethorpe Power Corp (OGLETH
4.25% 04/01/46)
Cusip 677050AL0
Trade Date
04/15/16
List of Underwriters
MUFG, Mizuho Securities, RBC
Capital Markets, BofA Merrill
Lynch, JPMorgan, BB&T Capital
Markets, Goldman Sachs & Co.,
Regions Securities LLC, Fifth
Third Securities, Wells Fargo
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Mitsubishi UFJ Securities (USA)
Inc.
Sector or Industry:
Utilities
Date of First Offering:
04/15/16
Ratings:
Moody's Baa1; S&P A; Fitch A;
Composite A-
Maturity Date:
04/01/46
Coupon:
4.25
Unit Price:
$98.370
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.889%
Yield:
4.075%
Yield to Maturity:
3.999%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.06%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0098%
$24,593
AST J.P. Morgan Global Thematic Portfolio
0.0138%
$34,430
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0236%
$59,023
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0236%
$59,023



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Guardian Life Global Funding
(GUARDN 2.00% 04/26/21 144A)
Cusip 40139LAA1
Trade Date
04/19/16
List of Underwriters
Credit Suisse, Deutsche Bank
Securities Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Life Insurance
Date of First Offering:
04/19/16
Ratings:
Moody's Aa2; S&P AA+; Composite
AA
Maturity Date:
04/26/21
Coupon:
2.00
Unit Price:
$99.868
Underwriting Spread per Unit:
0.30
Gross Spread as a % of Price:
0.30%
Yield:
1.983%
Yield to Maturity:
1.808%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.01%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0399%
$199,736
AST J.P. Morgan Global Thematic Portfolio
0.0200%
$99.868
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0599%
$299,604
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0599%
$299,604

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Altice US Finance I Corp (ALTFIC
5.50% 05/15/26 144A)
Cusip 02155FAC9
Trade Date
04/19/16
List of Underwriters
BofA Merrill Lynch, Barclays Bank
PLC, BNP Paribas, Credit Suisse
AG, Deutsche Bank Securities
Inc., Goldman Sachs
International; JPMorgan
Securities, Morgan Stanley & Co
International, RBC Europe Ltd
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Cable & Satellite
Date of First Offering:
04/19/16
Ratings:
Moody's Ba3; S&P BB-; Composite
BB-
Maturity Date:
05/15/26
Coupon:
5.50
Unit Price:
$100
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00
Yield:
5.473
Yield to Maturity:
5.419
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0653%
$980,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0133%
$200,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0786%
$1,180,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0786%
$1,180,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Crown Castle International Corp
(CCI 3.70% 06/15/26)
Cusip 22822VAC5
Trade Date
04/26/16
List of Underwriters
Barclays, Credit Agricole CIB,
Morgan Stanley, SunTrust Robinson
Humphrey, TD Securities,
Citigroup, Fifth Third
Securities, J.P. Morgan, BofA
Merrill Lynch, MUFG, Mizuho
Securities, RBC Capital Markets,
SMBC Nikko, RBS, SOCIETE
GENERALE, Wells Fargo Securities,
PNC Capital Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Real Estate
Date of First Offering:
04/26/16
Ratings:
Moody's Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
06/15/26
Coupon:
3.70
Unit Price:
$99.695
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.652%
Yield:
3.642%
Yield to Maturity:
3.505%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.70%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Strategic Opportunities
Portfolio
0.0133%
$99,695
AST J.P. Morgan Global Thematic Portfolio
0.0093%
$69,787
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0226%
$169,482
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0226%
$169,482

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
BP Capital Markets PLC (BPLN
3.119% 05/04/26)
Cusip 05565QDB1
Trade Date
04/28/16
List of Underwriters
Citigroup, Deutsche Bank
Securities, HSBC, JPMorgan,
Mizuho Securities, MUFG
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
HSBC Securities USA, Inc.
Sector or Industry:
Integrated Oils
Date of First Offering:
04/28/16
Ratings:
Moody's A2; S&P A-; Composite A-
Maturity Date:
05/04/26
Coupon:
3.119
Unit Price:
$100.00
Underwriting Spread per Unit:
0.30
Gross Spread as a % of Price:
0.30%
Yield:
3.086%
Yield to Maturity:
2.989%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0180%
$225,000
AST J.P. Morgan Global Thematic Portfolio
0.0072%
$90,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0252%
$315,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0252%
$315,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kaiser Aluminum Corp (KALU 5.875%
05/15/24 144A)
Cusip 483007AF7
Trade Date
04/28/16
List of Underwriters
BofA Merrill Lynch, Deutsche Bank
Securities Inc., JPMorgan
Securities, Wells Fargo
Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Metals & Mining
Date of First Offering:
04/28/16
Ratings:
Moody's Ba3; S&P BB, Composite
BB-
Maturity Date:
05/15/24
Coupon:
5.875
Unit Price:
$100
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50
Yield:
5.673%
Yield to Maturity:
5.163%
Principal Amount of Offering:
375,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0064%
$24,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0613%
$230,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0677%
$254,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0677%
$254,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United Rentals North America Inc.
(URI 5.875% 09/15/26)
Cusip 911365BE3
Trade Date
04/29/16
List of Underwriters
BofA Merrill Lynch, Deutsche Bank
Securities, Morgan Stanley,
Barclays, JPMorgan, Scotiabank,
Citigroup, MUFG, Wells Fargo
Securities, BMO Capital Markets,
HSBC, PNC Capital Markets LLC,
SunTrust Robinson Humphrey
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Services
Date of First Offering:
04/29/16
Ratings:
Moody's B1; S&P BB- Composite B+
Maturity Date:
09/15/26
Coupon:
5.875
Unit Price:
$100
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.875%
Yield to Maturity:
5.875%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.01%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0127%
$95,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1947%
$1,460,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2073%
$1,555,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2073%
$1,555,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
EXELON CORP 30161NAU5
Trade Date
04/04/2016
List of Underwriters
 (GS) Goldman, Sachs & Co.
Barclays Capital Inc.
J.P. Morgan Securities LLC
Scotia Capital (USA) Inc.
Credit Suisse Securities (USA),
Inc.
RBC Capital Markets, LLC
TD Securities (USA) LLC
BNY Mellon Capital Markets, LLC
Lebenthal & Co., LLC
Mischler Financial Group, Inc.
Samuel A. Ramirez & Company,
Inc.
The Williams Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BARCLAYS CAPITAL INC.
Sector or Industry:
Utilities
Date of First Offering:
04/04/2016
Ratings:
SP:BBB-/ MD:Baa2/ FT:BBB
Maturity Date:
04/15/2026
Coupon:
3.40%
Unit Price:
$99.940
Underwriting Spread per Unit:
0.6500
Gross Spread as a % of Price:
0.650%
Yield:
3.402%
Yield to Maturity:
4.00%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.6000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.2733%
$2,048,770.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2733%
$2,048,770.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
THERMO FISHER SCIENTIFIC
883556BN1
Trade Date
04/04/2016
List of Underwriters
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Goldman, Sachs & Co.
Morgan Stanley & Co. LLC
Mizuho Securities USA Inc.
Barclays Capital Inc.
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA),
Inc.
SMBC Nikko Securities America,
Inc.
U.S. Bancorp Investments, Inc.
BNY Mellon Capital Markets, LLC
ING Financial Markets LLC
KeyBanc Capital Markets Inc.
Scotia Capital (USA) Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
Sector or Industry:
Healthcare
Date of First Offering:
04/04/2016
Ratings:
SP:BBB/ MD:Baa3/ FT:BBB
Maturity Date:
04/15/2023
Coupon:
3.00%
Unit Price:
$99.512
Underwriting Spread per Unit:
0.625%
Gross Spread as a % of Price:
0.628%
Yield:
3.015%
Yield to Maturity:
3.0%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.1000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1701%
$1,691,704.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1701%
$1,691,704.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MIZUHO FINANCIAL GROUP 60687YAB5
Trade Date
04/05/2016
List of Underwriters
(GS) Goldman, Sachs & Co.
Barclays Capital Inc.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mizuho Securities USA Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MIZUHO SECURITIES USA INC.
Sector or Industry:
Financial
Date of First Offering:
04/05/2016
Ratings:
SP:A-/ MD:A1/ FT:NA
Maturity Date:
04/12/2021
Coupon:
2.632%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.632%
Yield to Maturity:
2.63%
Principal Amount of Offering:
$1,750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.7715%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1486%
$2,600,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1486%
$2,600,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
NUMERICABLE-SFR SA 67054KAA7
Trade Date
04/06/2016
List of Underwriters
 (GS) Goldman, Sachs & Co.
Barclays Capital Inc.
BNP Paribas Securities Corp
Credit Agricole securities (USA)
LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Morgan Stanley & Co. LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Technology
Date of First Offering:
04/06/2016
Ratings:
SP:B+/ MD:B1/ FT:NA
Maturity Date:
05/01/2026
Coupon:
7.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.610%
Gross Spread as a % of Price:
0.610%
Yield:
7.3689%
Yield to Maturity:
7.375%
Principal Amount of Offering:
$5,190,000,000
Subordination Features:
Secured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.5887%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0067%
$350,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0067%
$350,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sierra Pacific Power Company
(2026)       826418BK0
Trade Date
04-11-2016
List of Underwriters
J.P. Morgan Securities LLC,
Mizuho Securities USA Inc.,
Wells Fargo Securities, LLC,
U.S. Bancorp Investments, Inc.,
BNY Mellon Capital Markets,
LLC, TD Securities (USA) LLC,
Barclays Capital Inc., BNP
Paribas Securities Corp, CIBC
World Markets Corp, KeyBanc
Capital Markets Inc, Mitsubishi
UFJ Securities (USA), Inc, PNC
Capital Markets LLC, Scotia
Capital (USA) Inc, SunTrust
Robinson Humphrey, Inc., The
Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Electric
Date of First Offering:
04-11-2016
Ratings:
A2	A+	A-
Maturity Date:
05-01-2026
Coupon:
2.60%
Unit Price:
$99.745
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
1
Yield to Maturity:
2.63%
Principal Amount of Offering:
$398,980,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.563%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.25000%
$997,450.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.25000%
$997,450.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citigroup Inc (Preferred-2049)
172967KM2
Trade Date
04-18-2016
List of Underwriters
Citigroup Global Markets Inc.,
Barclays Capital Inc., Credit
Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc.,
ING Financial Markets LLC,
Scotia Capital (USA) Inc., SG
Americas Securities, LLC,
Skandinaviska Enskilda Banken
AB, TD Securities (USA) LLC,
UniCredit Capital Markets LLC,
ANZ Securities, Inc., BBVA
Securities Inc., Blaylock Beal
Van, LLC, BMO Capital Markets
Corp., Capital One Securities,
Inc., CIBC World Markets Corp.,
Commerz Markets LLC, Credit
Agricole Securities (USA) Inc.,
Danske Markets Inc., Drexel
Hamilton, LLC, Fifth Third
Securities, Inc., Imperial
Capital, LLC, Lloyds Securities
Inc., Mischler Financial Group,
Inc., nabSecurities, LLC,
Natixis Securities Americas
LLC, Nomura Securities
International, Inc., PNC
Capital Markets LLC, RBC
Capital Markets, LLC, RBS
Securities Inc., Tigress
Financial Partners, The
Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Banking
Date of First Offering:
04-18-2016
Ratings:
Ba2	BB+	BB+
Maturity Date:
12-31-2049
Coupon:
6.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
6.00471553
Yield to Maturity:
5.99
Principal Amount of Offering:
$1,500,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.02467%
$370,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.02467%
$370,000.00



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
(2019)      38141GVT8
Trade Date
04-20-2016
List of Underwriters
Goldman, Sachs & Co., ABN AMRO
Securities (USA) LLC, ANZ
Securities, Inc., BB&T Capital
Markets, a division of BB&T
Securities, LLC, BBVA
Securities Inc., BNY Mellon
Capital Markets, LLC, Capital
One Securities, Inc., Credit
Agricole Securities (USA) Inc.,
Fifth Third Securities, Inc.,
ING Financial Markets LLC,
KeyBanc Capital Markets Inc.,
Lloyds Securities Inc., Mizuho
Securities USA Inc., Natixis
Securities Americas LLC, PNC
Capital Markets LLC, Regions
Securities LLC, Santander
Investment Securities Inc.,
Scotia Capital (USA) Inc., SMBC
Nikko Securities America, Inc.,
Standard Chartered Bank,
SunTrust Robinson Humphrey,
Inc., TD Securities (USA) LLC,
U.S. Bancorp Investments, Inc.,
Drexel Hamilton, LLC, Loop
Capital Markets, LLC, Mischler
Financial Group, Inc., Telsey
Advisory Group LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
04-20-2016
Ratings:
A3	BBB+	A
Maturity Date:
05-25-2019
Coupon:
2
Unit Price:
$99.722
Underwriting Spread per Unit:
0.250%
Gross Spread as a % of Price:
0.249%
Yield:
2.08967923
Yield to Maturity:
1.99%
Principal Amount of Offering:
$498,610,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.02100%
$104,708.10
AST BlackRock/Loomis Sayles Bond Portfolio
(BlackRock sleeve)
0.11500%
$573,401.50
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.13600%
$678,109.60
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.13600%
$678,109.60








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goldman Sachs Group, Inc.
(2021)      38141GVU5
Trade Date
04-20-2016
List of Underwriters
Goldman, Sachs & Co., ABN AMRO
Securities (USA) LLC, ANZ
Securities, Inc., BB&T Capital
Markets, a division of BB&T
Securities, LLC, BBVA
Securities Inc., BNY Mellon
Capital Markets, LLC, Capital
One Securities, Inc., Credit
Agricole Securities (USA) Inc.,
Fifth Third Securities, Inc.,
ING Financial Markets LLC,
KeyBanc Capital Markets Inc.,
Lloyds Securities Inc., Mizuho
Securities USA Inc., Natixis
Securities Americas LLC, PNC
Capital Markets LLC, Regions
Securities LLC, Santander
Investment Securities Inc.,
Scotia Capital (USA) Inc., SMBC
Nikko Securities America, Inc.,
Standard Chartered Bank,
SunTrust Robinson Humphrey,
Inc., TD Securities (USA) LLC,
U.S. Bancorp Investments, Inc.,
Drexel Hamilton, LLC, Loop
Capital Markets, LLC, Mischler
Financial Group, Inc., Telsey
Advisory Group LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman, Sachs & Co.
Sector or Industry:
Banking
Date of First Offering:
04-20-2016
Ratings:
A3	BBB+	A
Maturity Date:
05-25-2021
Coupon:
2.625
Unit Price:
$99.935
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.63349702
Yield to Maturity:
2.62%
Principal Amount of Offering:
$1,499,025,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.333%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
(BlackRock sleeve)
0.08273%
$1,240,193.35



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.08273%
$1,240,193.35

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Crown Castle International
Corp. (2021)          22822VAA9
Trade Date
04-26-2016
List of Underwriters
Barclays Capital Inc., Credit
Agricole Securities (USA) Inc.,
Morgan Stanley & Co. LLC,
SunTrust Robinson Humphrey,
Inc., TD Securities (USA) LLC,
Citigroup Global Markets Inc.,
Fifth Third Securities, Inc.,
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Mitsubishi
UFJ Securities (USA), Inc.,
Mizuho Securities USA Inc., RBC
Capital Markets, LLC, SMBC
Nikko Securities America, Inc.,
Wells Fargo Securities, LLC, SG
Americas Securities, LLC, RBS
Securities Inc., PNC Capital
Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co. LLC,
Barclays Capital Inc.
Sector or Industry:
Telecom Wireless
Date of First Offering:
04-26-2016
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
02-15-2021
Coupon:
3.4
Unit Price:
$102.637
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.616%
Yield:
2.79837112
Yield to Maturity:
2.8
Principal Amount of Offering:
$256,592,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
(BlackRock sleeve)
0.16200%
$419,045.85



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.16200%
$419,045.85






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Crown Castle International
Corp. (2026)          22822VAC5
Trade Date
04-26-2016
List of Underwriters
Barclays Capital Inc., Credit
Agricole Securities (USA) Inc.,
Morgan Stanley & Co. LLC,
SunTrust Robinson Humphrey,
Inc., TD Securities (USA) LLC,
Citigroup Global Markets Inc.,
Fifth Third Securities, Inc.,
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Mitsubishi
UFJ Securities (USA), Inc.,
Mizuho Securities USA Inc., RBC
Capital Markets, LLC, SMBC
Nikko Securities America, Inc.,
Wells Fargo Securities, LLC, SG
Americas Securities, LLC, RBS
Securities Inc., PNC Capital
Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co. LLC,
Barclays Capital Inc.
Sector or Industry:
Telecom Wireless
Date of First Offering:
04-26-2016
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
06-15-2026
Coupon:
3.70%
Unit Price:
$99.695
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
3.87138397
Yield to Maturity:
3.72
Principal Amount of Offering:
$747,712,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.666%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.01733%
$129,603.50
AST BlackRock/Loomis Sayles Bond Portfolio
(BlackRock sleeve)
0.04147%
$310,051.45
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.05880%
$439,654.95
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.05880%
$439,654.95


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ARDAGH PKG FIN/HLDGS USA
9LN091OM5
Trade Date
04/29/2016
List of Underwriters
 (GS) Goldman, Sachs & Co.
Barclays Capital Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
Containers & Packaging
Date of First Offering:
04/29/2016
Ratings:
SP:CCC+/ MD:B3/ FT:NA
Maturity Date:
05/15/2024
Coupon:
6.75%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.750%
Yield:
6.75%
Yield to Maturity:
6.75%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.0534%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0533%
$458,140.29



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0533%
$458,140.29



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Travelers Companies, Inc.
(TRV 3.75% 05/15/46)
Cusip 89417EAL3
Trade Date
05/04/16
List of Underwriters
Barclays, Citigroup, BofA Merrill
Lynch, US Bancorp, Deutsche Bank
Securities, JPMorgan, Morgan
Stanley, BNY Mellon Capital
Markets LLC, The Williams Capital
Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Property & Casualty Insurance
Date of First Offering:
05/04/16
Ratings:
Moody's A2; S&P A; Fitch A;
Composite A
Maturity Date:
05/15/46
Coupon:
3.75%
Unit Price:
$99.304
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.881%
Yield:
3.486%
Yield to Maturity:
3.342%
Principal Amount of Offering:
$496,520,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.30%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0280%
$139,026
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0580%
$287,982
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0860%
$427,008
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0860%
$427,008

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ABBVIE INC 00287YAU3
Trade Date
05/09/2016
List of Underwriters
(GS) Goldman, Sachs & Co.
Barclays Capital Inc.
BNP Paribas Securities Corp
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Lloyds Bank Plc
Loop Capital Markets L.L.C.
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mitsubishi UFJ Securities (USA),
Inc.
Mizuho Securities USA Inc.
RBC Capital Markets, LLC
Santander Investment Securities
Inc.
SG Americas Securities, LLC
Standard Chartered Bank
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Williams Capital Group L.P.
(The)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER &
SMITH, INCORPORATED
Sector or Industry:
Healthcare
Date of First Offering:
05/09/2016
Ratings:
SP:A-/ MD:Baa2/ FT:NA
Maturity Date:
05/14/2021
Coupon:
2.3%
Unit Price:
$99.826
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.351%
Yield:
2.304%
Yield to Maturity:
2.3%
Principal Amount of Offering:
$1,800,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0903%
$1,622,172.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0903%
$1,622,172.50

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ABBVIE INC 00287YAY5
Trade Date
05/09/2016
List of Underwriters
 (GS) Goldman, Sachs & Co.
Barclays Capital Inc.
BNP Paribas Securities Corp
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Lloyds Bank Plc
Loop Capital Markets L.L.C.
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mitsubishi UFJ Securities (USA),
Inc.
Mizuho Securities USA Inc.
RBC Capital Markets, LLC
Santander Investment Securities
Inc.
SG Americas Securities, LLC
Standard Chartered Bank
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
Williams Capital Group L.P.
(The)
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Healthcare
Date of First Offering:
05/09/2016
Ratings:
SP:A-/ MD:Baa2/ FT:NA
Maturity Date:
05/14/2026
Coupon:
3.2%
Unit Price:
$99.618
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.452%
Yield:
3.212%
Yield to Maturity:
3.2%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.5500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1575%
$3,137,967.00
AST Goldman Sachs Global Income Portfolio
0.0800%
$1,593,888.00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2375%
$4,731,855.00
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2375%
$4,731,855.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Goodyear Tire & Rubber
(382550BF7)
Trade Date
5/10/2016
List of Underwriters
Barclays Capital, BNP Paribas
Securities Corp, Citigroup
Global Markets Inc, Credit
Agricole Securities USA Inc,
Deutsche Bank Securities Inc,
Goldman Sachs, HSBC Securities,
JP Morgan Securities, Merrill
Lynch Pierce Fenner & Smith,
Wells Fargo Securities LLC,
Capital One Securities Inc,
Commerz Markets LLC, Mitsubishi
UFJ Securities USA Inc, Natixis
Securities North America Inc,
PNC Capital Markets, UniCredit
Capital Markets Inc, US Bancorp
Investments Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
33 Act Registration
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Co-Manager
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Natixis Securities North
America Inc
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Auto Parts Manufacturing
Date of First Offering:
5/10/2016
Ratings:
Ba3
Maturity Date:
5/31/2026
Coupon:
5.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.25%
Yield:
4.8450%
Yield to Maturity:
4.8450%
Principal Amount of Offering:
$900,000,000
Subordination Features:
No
Years of Continued Operation:
3+ years


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.9283%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund



AST Blackrock/Loomis Sayles Bond Portfolio
(Loomis sleeve)
0.1811%
$1,630,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1811%
$1,630,000

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
KRAFT HEINZ FOODS CO 50077LAA4
Trade Date
05/10/2016
List of Underwriters
 (GS) Goldman, Sachs & Co.
Barclays Capital Inc.
BNP Paribas Securities Corp
Citicorp USA, Inc.
Credit Agricole securities (USA)
LLC
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
Mitsubishi UFJ Securities (USA),
Inc.
Mizuho Securities USA Inc.
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
Santander Investment Securities
Inc.
SMBC Nikko Securities Inc.
Wells Fargo Securities, LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
WELLS FARGO SECURITIES, LLC
Sector or Industry:
Consumer Goods
Date of First Offering:
05/10/2016
Ratings:
SP:BBB-/ MD:Baa3/ FT:BBB-
Maturity Date:
06/01/2046
Coupon:
4.375%
Unit Price:
$99.684
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.878%
Yield:
4.389%
Yield to Maturity:
4.41%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.2001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0701%
$2,093,364.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0701%
$2,093,364.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PRICELINE GROUP INC/THE
741503AZ9
Trade Date
05/18/2016
List of Underwriters
 Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Wells Fargo Securities, LLC
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
U.S. Bancorp Investments, Inc.
HSBC Securities (USA) Inc.
Standard Chartered Bank
SunTrust Robinson Humphrey, Inc.
TD Securities (USA) LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
WELLS FARGO SECURITIES, LLC
Sector or Industry:
Services
Date of First Offering:
05/18/2016
Ratings:
SP:BBB+/ MD:Baa1/ FT:NA
Maturity Date:
06/01/2026
Coupon:
3.6%
Unit Price:
$99.807
Underwriting Spread per Unit:
0.450%0
Gross Spread as a % of Price:
0.451%
Yield:
3.607%
Yield to Maturity:
3.67%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.5000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.2151%
$2,145,850.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2151%
$2,145,850.50

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
VEREIT OPERATING PARTNER
92340LAA7
Trade Date
05/18/2016
List of Underwriters
J.P. Morgan Securities LLC
Barclays Capital Inc.
Citigroup Global Markets Inc.
Capital One Securities, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. LLC
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Wells Fargo Securities, LLC
Credit Suisse Securities (USA)
LLC
Deutsche Bank Securities Inc.
Regions Securities LLC
Stifel, Nicolaus & Company,
Incorporated
U.S. Bancorp Investments, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Real Estate
Date of First Offering:
05/18/2016
Ratings:
SP:BB+/ MD:Ba1/ FT:NA
Maturity Date:
06/01/2026
Coupon:
4.875%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.250%
Gross Spread as a % of Price:
1.250%
Yield:
4.875%
Yield to Maturity:
4.875%
Principal Amount of Offering:
$600,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0750%
$450,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0750%
$450,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Avis Budget Rental Car Funding
(05377RCK8)
Trade Date
5/24/2016
List of Underwriters
Mitsubishi UFJ Securities USA,
Bank of America Merrill Lynch,
Barclays Capital, Natixis, RBC,
SunTrust, Lloyds Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
144a Offering
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Co-Manager
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Natixis
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital
Sector or Industry:
Automobile
Date of First Offering:
5/24/2016
Ratings:
Aaa
Maturity Date:
11/20/2022
Coupon:
2.72%
Unit Price:
$99.98744
Underwriting Spread per Unit:
0.70%
Gross Spread as a % of Price:
0.70%
Yield:
2.599%
Yield to Maturity:
2.599%
Principal Amount of Offering:
$398,124,000
Subordination Features:
No
Years of Continued Operation:
3+ years


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.9014%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund



AST Blackrock/Loomis Sayles Bond Portfolio
(Loomis sleeve)
0.9771%
3,889,511.42



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.9771%
3,889,511.42

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MPH ACQUISITION HOLDINGS
553283AB8
Trade Date
05/25/2016
List of Underwriters
 (GS) Goldman, Sachs & Co.
Barclays Capital Inc.
Credit Suisse Securities (USA)
LLC
Merrill Lynch, Pierce, Fenner &
Smith, Incorporated
UBS Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BARCLAYS CAPITAL INC.
Sector or Industry:
Managed Care
Date of First Offering:
05/25/2016
Ratings:
SP:B-/ MD:Caa1/ FT:NA
Maturity Date:
06/01/2024
Coupon:
7.125%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.250%
Gross Spread as a % of Price:
2.250%
Yield:
7.125%
Yield to Maturity:
7.1253%
Principal Amount of Offering:
$1,100,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Strategic Income
Portfolio
0.0045%
$50,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0045%
$50,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
US Foods Holding Corp. (USFD)
IPO; Cusip 912008109
Trade Date
05/26/16
List of Underwriters
Goldman, Sachs & Co./Morgan
Stanley/J.P. Morgan/BofA
Merrill Lynch/Citigroup/Credit
Suisse/Deutsche Bank
Securities/Wells Fargo
Securities/KKR/BMO Capital
Markets/Guggenheim
Securities/ING/Rabo
Securities/Natixis
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co LLC
Sector or Industry:
Commercial Services
Date of First Offering:
05/26/16
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$23.00
Underwriting Spread per Unit:
1.0925
Gross Spread as a % of Price:
4.750%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
$1,022,222,212
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (J.P. Morgan
sleeve)
0.0680%
$694,600



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0680%
$694,600

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aramark Services, Inc. (2024)
038522AL2
Trade Date
05-16-2016
List of Underwriters
Wells Fargo Securities, LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Barclays
Capital Inc., Credit Suisse
Securities (USA) LLC, J.P.
Morgan Securities LLC, Goldman,
Sachs & Co, Morgan Stanley &
Co. LLC, SMBC Nikko Securities
America, Inc, Rabo Securities
USA, Inc., TD Securities (USA)
LLC, PNC Capital Markets LLC,
Santander Investment Securities
Inc, Comerica Securities, Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
WELLS FARGO SECURITIES LLC
Sector or Industry:
Food and Beverage
Date of First Offering:
05-16-2016
Ratings:
B2	BB-	NR
Maturity Date:
01-15-2024
Coupon:
5.125%
Unit Price:
$103.75
Underwriting Spread per Unit:
1.25%
Gross Spread as a % of Price:
1.297%
Yield:
5.12610864
Yield to Maturity:
5.12
Principal Amount of Offering:
$518,750,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
(US High Yield)
0.03600%
$190,952.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over which subadviser has investment discretion



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hanesbrands Finance Luxembourg
S.C.A. (2024)   BRT1TWE91
Trade Date
05-19-2016
List of Underwriters
Barclays Capital Inc., Merrill
Lynch, Pierce, Fenner & Smith
Incorporated, HSBC Securities
(USA) Inc., J.P. Morgan
Securities LLC, BB&T Capital
Markets, a division of BB&T,
Securities, LLC, PNC Capital
Markets LLC, SunTrust Robinson
Humphrey, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Textile Retailers
Date of First Offering:
05-19-2016
Ratings:
Ba1	BB	NR
Maturity Date:
06-15-2024
Coupon:
3.5
Unit Price:
$100
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
3.49984704
Yield to Maturity:
3.48
Principal Amount of Offering:
$500,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
(Core Active)
0.02000%
$112,050.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.02000%
$112,050.00
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
JOSEPH T RYERSON & SON
INC(2022)     48088LAA5
Trade Date
05-12-2016
List of Underwriters
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Deutsche
Bank Securities Inc, J.P.
Morgan Securities LLC, BMO
Capital Markets Corp., Goldman
Sachs & Co, Keybank Capital
Markets Inc., PNC Capital
Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry:
Metals and Mining
Date of First Offering:
05-12-2016
Ratings:
Caa1	B-	NR
Maturity Date:
05-15-2022
Coupon:
11.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75%
Gross Spread as a % of Price:
1.75%
Yield:
11.2512
Yield to Maturity:
10.99-
Principal Amount of Offering:
$650,000,000
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.84%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
(US High Yield)
0.03477%
$226,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.03477%
$226,000.00


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
JPMorgan Chase & Co., (2021)
46625HRT9
Trade Date
05-31-2016
List of Underwriters
J.P. Morgan Securities LLC, ANZ
Securities, Inc., BBVA
Securities Inc., Capital One
Southcoast, Inc., Citizens
Capital Markets Inc., Fifth
Third Securities, Inc., ING
Financial Markets LLC, KeyBanc
Capital Markets Inc.,
Mitsubishi UFJ Securities
(USA), Inc., nabSecurities,
LLC, Natixis Securities
Americas LLC, Nykredit Bank
A/S, PNC Capital Markets LLC,
Scotia Capital (USA) Inc.,
Standard Chartered Bank,
SunTrust Robinson Humphrey,
Inc., TD Securities (USA) LLC,
Academy Securities, Inc.,
CastleOak Securities, L.P.,
Drexel Hamilton, LLC, Lebenthal
& Co., LLC., Mischler Financial
Group, Inc., Multi-Bank
Securities, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Banking
Date of First Offering:
05-31-2016
Ratings:
A3	A-	A+
Maturity Date:
06-07-2021
Coupon:
2.40%
Unit Price:
$99.841
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.349%
Yield:
2.5155395
Yield to Maturity:
2.39%
Principal Amount of Offering:
$1,497,615,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.78%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.05333%
$798,728.00
 AST BlackRock Low Duration Bond Portfolio
0.04767%
$713,863.15
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.10100%
$1,512,591.15
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.10100%
$1,512,591.15










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
JPMorgan Chase & Co., (2026)
46625HRS1
Trade Date
05-31-2016
List of Underwriters
J.P. Morgan Securities LLC, ANZ
Securities, Inc., BBVA
Securities Inc., Capital One
Southcoast, Inc., Citizens
Capital Markets Inc., Fifth
Third Securities, Inc., ING
Financial Markets LLC, KeyBanc
Capital Markets Inc.,
Mitsubishi UFJ Securities
(USA), Inc., nabSecurities,
LLC, Natixis Securities
Americas LLC, Nykredit Bank
A/S, PNC Capital Markets LLC,
Scotia Capital (USA) Inc.,
Standard Chartered Bank,
SunTrust Robinson Humphrey,
Inc., TD Securities (USA) LLC,
Academy Securities, Inc.,
CastleOak Securities, L.P.,
Drexel Hamilton, LLC, Lebenthal
& Co., LLC., Mischler Financial
Group, Inc., Multi-Bank
Securities, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Banking
Date of First Offering:
05-31-2016
Ratings:
A3	A-	A+
Maturity Date:
06-15-2026
Coupon:
3.2
Unit Price:
$99.957
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
3.30006744
Yield to Maturity:
3.19
Principal Amount of Offering:
$1,749,247,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.78%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
(BlackRock sleeve)
0.11423%
$1,998,140.43



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.11423%
$1,998,140.43











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lam Research Corporation (2026)
512807AP3
Trade Date
05-23-2016
List of Underwriters
Goldman, Sachs & Co., Barclays
Capital Inc., Citigroup Global
Markets Inc., J.P. Morgan
Securities LLC, BNP Paribas
Securities Corp., Deutsche Bank
Securities Inc., Mitsubishi UFJ
Securities (USA), Inc., Mizuho
Securities USA Inc., Wells
Fargo Securities, LLC, HSBC
Securities (USA) Inc., PNC
Capital Markets LLC, SunTrust
Robinson Humphrey, Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Technology
Date of First Offering:
05-23-2016
Ratings:
Baa1	BBB	NR
Maturity Date:
06-15-2026
Coupon:
3.9
Unit Price:
$99.744
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
4.2317217
Yield to Maturity:
4.18
Principal Amount of Offering:
$997,440,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
(BlackRock sleeve)
0.14170%
$1,413,372.48



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.14170%
$1,413,372.48
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lam Research Corporation (2023)
512807AQ1
Trade Date
05-23-2016
List of Underwriters
Goldman, Sachs & Co., Barclays
Capital Inc., Citigroup Global
Markets Inc., J.P. Morgan
Securities LLC, BNP Paribas
Securities Corp., Deutsche Bank
Securities Inc., Mitsubishi UFJ
Securities (USA), Inc., Mizuho
Securities USA Inc., Wells
Fargo Securities, LLC, HSBC
Securities (USA) Inc., PNC
Capital Markets LLC, SunTrust
Robinson Humphrey, Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Technology
Date of First Offering:
05-23-2016
Ratings:
Baa1	BBB	NR
Maturity Date:
06-15-2023
Coupon:
3.45
Unit Price:
$99.697
Underwriting Spread per Unit:
0.625%
Gross Spread as a % of Price:
0.623%
Yield:
3.79944154
Yield to Maturity:
3.48
Principal Amount of Offering:
$598,182,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.01750%
$104,681.85



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.01750%
$104,681.85
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Lam Research Corporation (2021)
512807AR9
Trade Date
05-23-2016
List of Underwriters
Goldman, Sachs & Co., Barclays
Capital Inc., Citigroup Global
Markets Inc., J.P. Morgan
Securities LLC, BNP Paribas
Securities Corp., Deutsche Bank
Securities Inc., Mitsubishi UFJ
Securities (USA), Inc., Mizuho
Securities USA Inc., Wells
Fargo Securities, LLC, HSBC
Securities (USA) Inc., PNC
Capital Markets LLC, SunTrust
Robinson Humphrey, Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Technology
Date of First Offering:
05-23-2016
Ratings:
Baa1	BBB	NR
Maturity Date:
06-15-2023
Coupon:
2.80%
Unit Price:
$99.916
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.599%
Yield:
3.14119178
Yield to Maturity:
3.09
Principal Amount of Offering:
$799,328,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


 AST BlackRock/Loomis Sayles Bond
Portfolio
0.12125%
$969,185.20



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.12125%
$969,185.20
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Match Group, Inc. (2024)
57665RAD8
Trade Date
05-24-2016
List of Underwriters
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, BMO Capital
Markets Corp., BNP Paribas
Securities Corp., Goldman Sachs
& Co, Barclays Capital Inc.,
Deutsche Bank Securities Inc.,
Fifth Third Securities, Inc,
PNC Capital Markets LLC,
Societe Generale
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Media and Entertainment
Date of First Offering:
05-24-2016
Ratings:
Ba3	BB-	NR
Maturity Date:
06-01-2024
Coupon:
6.375
Unit Price:
$100.00
Underwriting Spread per Unit:
1.125%
Gross Spread as a % of Price:
1.125%
Yield:
6.50013475
Yield to Maturity:
6.35
Principal Amount of Offering:
$400,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.5%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
(US High Yield)
0.01925%
$77,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.01925%
$77,000.00

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Norfolk Southern Corporation
(2026)       655844BS6
Trade Date
05-31-2016
List of Underwriters
Goldman, Sachs & Co., Merrill
Lynch, Pierce, Fenner & Smith
Incorporated, Morgan Stanley &
Co. LLC, PNC Capital Markets
LLC, SMBC Nikko Securities
America, Inc., The Williams
Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Sector or Industry:
Railroads
Date of First Offering:
05-31-2016
Ratings:
Baa1	BBB+	NR
Maturity Date:
06-15-2026
Coupon:
2.90%
Unit Price:
$99.662
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
3.18009115
Yield to Maturity:
2.9
Principal Amount of Offering:
$597,972,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

12.5%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock/Loomis Sayles Bond Portfolio
0.43250%
$2,586,228.90



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over which subadviser has investment discretion





















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Goodyear Tire & Rubber
Company (2026)      382550BF7
Trade Date
05-10-2016
List of Underwriters
Citigroup Global Markets Inc.,
Barclays Capital Inc., BNP
Paribas Securities Corp.,
Credit Agricole Securities
(USA) Inc., Deutsche Bank
Securities Inc., Goldman, Sachs
& Co., J.P. Morgan Securities
LLC, HSBC Securities (USA)
Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated,
Wells Fargo Securities, LLC,
Natixis Securities Americas
LLC, Capital One Securities,
Inc., Commerz Markets LLC,
Mitsubishi UFJ Securities
(USA), Inc., PNC Capital
Markets LLC, UniCredit Capital
Markets LLC, U.S. Bancorp
Investments, Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Automotive
Date of First Offering:
05-10-2016
Ratings:
Ba3	BB	BB
Maturity Date:
05-25-2026
Coupon:
5
Unit Price:
$100.00
Underwriting Spread per Unit:
1.20%
Gross Spread as a % of Price:
1.20%
Yield:
4.99952428
Yield to Maturity:
4.99%
Principal Amount of Offering:
$900,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.0%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.02611%
$235,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.02611%
$235,000.00













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
The Southern Company (2019)
842587CQ8
Trade Date
05-19-2016
List of Underwriters
Citigroup Global Markets
Inc.,Barclays Capital Inc.,J.P.
Morgan Securities LLC,Merrill
Lynch, Pierce, Fenner & Smith
Incorporated,Mizuho Securities
USA Inc.,Wells Fargo
Securities, LLC,Morgan Stanley
& Co. LLC,Mitsubishi UFJ
Securities (USA), Inc.,SunTrust
Robinson Humphrey, Inc.,UBS
Securities LLC,BNP Paribas
Securities Corp.,Scotia Capital
(USA) Inc.,U.S. Bancorp
Investments, Inc.,BBVA
Securities Inc.,CIBC World
Markets Corp.,Commerz Markets
LLC,Regions Securities LLC,TD
Securities (USA) LLC,BB&T
Capital Markets, a division of
BB&T Securities, LLC,Fifth
Third Securities, Inc.,PNC
Capital Markets LLC,Santander
Investment Securities
Inc.,Blaylock Beal Van,
LLC,Loop Capital Markets
LLC,Mischler Financial Group,
Inc.,Samuel A. Ramirez &
Company, Inc.,Apto Partners,
LLC,CastleOak Securities,
L.P.,C.L. King & Associates,
Inc.,Drexel Hamilton, LLC,MFR
Securities, Inc.,Siebert
Brandford Shank & Co.,
L.L.C.,The Williams Capital
Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Electric
Date of First Offering:
05-19-2016
Ratings:
Baa2	BBB+	A-
Maturity Date:
07-01-2019
Coupon:
1.85%
Unit Price:
$99.981
Underwriting Spread per Unit:
0.350%
Gross Spread as a % of Price:
0.350%
Yield:
2.2753377
Yield to Maturity:
1.85%
Principal Amount of Offering:
$999,810,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

10.07%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Low Duration Bond Portfolio
0.18450%
$1,844,649.45



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.18450%
$1,844,649.45





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United States Steel Corporation
(2021)     912909AK4
Trade Date
05-03-2016
List of Underwriters
J.P. Morgan Securities LLC,
Morgan Stanley & Co. LLC,
Barclays Capital Inc., Merrill
Lynch, Pierce, Fenner & Smith
Incorporated, Wells Fargo
Securities, PNC Capital Markets
LLC, Scotia Capital (USA) Inc,
Goldman, Sachs & Co, Credit
Suisse Securities (USA) LLC,
RBC Capital Markets, LLC, RBS
Securities Inc., SunTrust
Robinson Humphrey, Inc., BMO
Capital Markets Corp., BNY
Mellon Capital Markets, LLC,
Citigroup Global Markets Inc,
Commerz Markets LLC, The
Huntington Investment Company,
ING Financial Markets LLC,
Societe Generale, The Williams
Capital Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
J.P. Morgan Securities LLC
Sector or Industry:
Metal and mining
Date of First Offering:
05-03-2016
Ratings:
B1	BB-	BB
Maturity Date:
07-01-2021
Coupon:
8.375
Unit Price:
$100.00
Underwriting Spread per Unit:
1.750%
Gross Spread as a % of Price:
1.750%
Yield:
8.3677%
Yield to Maturity:
8.375%
Principal Amount of Offering:
$980,000,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

07.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.04286%
$420,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.04286%
$420,000.00











10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Airlines 2016-2 AA (AAL
2016-2 AA 3.20% 06/15/28)
Cusip 023765AA8
Trade Date
05/02/16
List of Underwriters
Credit Suisse, Deutsche Bank
Securities, Citigroup, Goldman
Sachs & Co., Morgan Stanley, BofA
Merrill Lynch, Barclays,
JPMorgan, BNP Paribas, Credit
Agricole Securities, US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Airlines
Date of First Offering:
05/02/16
Ratings:
Moody's Aa3; S&P AA+; Composite
AA
Maturity Date:
06/15/28
Coupon:
3.20%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.05
Gross Spread as a % of Price:
1.05%
Yield:
3.070%
Yield to Maturity:
2.653%
Principal Amount of Offering:
$567,360,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.06%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0441%
$250,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0441%
$250,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hanesbrands Inc. (HBI 4.625%
05/15/24 144A)
Cusip 410345AJ1
Trade Date
05/03/16
List of Underwriters
Barclays Capital, Goldman Sachs,
HSBC Securities, JPMorgan,
Merrill Lynch Pierce Fenner &
Smith, SunTrust Robinson
Humphrey; PNC Capital Markets,
BB&T Capital Markets, Fifth Third
Securities Inc, Scotia Capital
USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Apparel & Textile
Date of First Offering:
05/03/16
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
05/15/24
Coupon:
4.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50%
Gross Spread as a % of Price:
1.50%
Yield:
4.579%
Yield to Maturity:
4.467%
Principal Amount of Offering:
$900,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0027%
$24,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0259%
$233,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0286%
$257,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0286%
$257,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Hanesbrands Inc. (HBI 4.875%
05/15/26 144A)
Cusip 410345AL6
Trade Date
05/03/16
List of Underwriters
Barclays Capital, Goldman Sachs,
HSBC Securities, JPMorgan,
Merrill Lynch Pierce Fenner &
Smith, SunTrust Robinson
Humphrey; PNC Capital Markets,
BB&T Capital Markets, Fifth Third
Securities Inc, Scotia Capital
USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Apparel & Textile Products
Date of First Offering:
05/03/16
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
05/15/26
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
4.839%
Yield to Maturity:
4.776%
Principal Amount of Offering:
$900,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0027%
$24,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0259%
$233,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0286%
$257,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0286%
$257,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
United States Steel Corporation
(X 8.375% 07/01/21 144A)
Cusip 912909AK4
Trade Date
05/03/16
List of Underwriters
Barclays Capital JPMorgan,
Merrill Lynch Pierce Fenner &
Smith, Morgan Stanley, PNC
Securities Corp, Scotia Capital
Inc, Wells Fargo, Credit Suisse,
Goldman Sachs, RBC Dominion
Securities, RBS Securities Corp,
SunTrust Robinson Humphrey, Bank
of New York Mellon, BMO Nesbitt
Burns Inc, Citigroup Securities,
Commerzbank Securities, Harris
Williams & Co, The Huntington
Investment Co, ING US Capital
Corp, Societe Generale
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co.
Sector or Industry:
Metals & Mining
Date of First Offering:
05/03/16
Ratings:
Moody's B1; S&P BB-; Fitch BB;
Composite BB-
Maturity Date:
07/01/21
Coupon:
8.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.750
Gross Spread as a % of Price:
1.750%
Yield:
7.938%
Yield to Maturity:
6.760%
Principal Amount of Offering:
$980,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.55%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0029%
$28,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0267%
$262,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0023%
$23,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0319%
$313,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0319%
$313,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Mobile Mini Inc. (MINI 5.875%
07/01/24 144A)
Cusip 60740FAL9
Trade Date
05/04/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, BNP Paribas, Deutsche
Bank Securities Inc, JPMorgan,
BBVA Securities Inc, Musick
Peeler & Garrett LLP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securites
Sector or Industry:
Transportation & Logistics
Date of First Offering:
05/04/16
Ratings:
Moody's B2; S&P BB-; Composite B+
Maturity Date:
07/01/24
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.718%
Yield to Maturity:
5.326%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0052%
$13,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0512%
$128,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0564%
$141,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0564%
$141,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
PTC Inc. (PTC 6.00% 05/15/24)
Cusip 69370CAA8
Trade Date
05/04/16
List of Underwriters
JPMorgan, Barclays, Fifth Third
Securities, HSBC, Huntington
Investment Company, Janney
Montgomery Scott, KeyBanc Capital
Markets, RBC Capital Markets, RBS,
Santander, SunTrust Robinson
Humphrey, TD Securities, US
Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Software & Services
Date of First Offering:
05/04/16
Ratings:
Moody's Ba3; S&P BB-; Composite
BB-
Maturity Date:
05/15/24
Coupon:
6.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.875%
Yield:
5.714%
Yield to Maturity:
5.000%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.04%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0018%
$9,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0184%
$92,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0016%
$8,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0218%
$109,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0218%
$109,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Time Warner Inc. (TWX 2.95
07/15/26) Cusip 887317BA2
Trade Date
05/05/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
Credit Agricole CIB, Mizuho
Securities, BNP Paribas, Deutsche
Bank Securities, Morgan Stanley,
SMBC Nikko, Societe Generale
Corporate & Investment Banking,
Wells Fargo Securities, Barclays,
BNY Mellon Capital Markets, LLC,
Credit Suisse, JPMorgan, Lloyds
Securities, MUFG, Ramirez & Co
Inc., RBS, Santander, Scotia
Bank, The Williams Capital Group
LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Entertainment Content
Date of First Offering:
05/05/16
Ratings:
Moody's Baa2; S&P BBB; Fitch
BBB+; Composite BBB
Maturity Date:
07/15/26
Coupon:
2.95%
Unit Price:
$98.702
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.456
Yield:
2.893
Yield to Maturity:
2.719
Principal Amount of Offering:
800,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0216%
$172,729



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0216%
$172,7293



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AbbVie Inc (ABBV 4.45% 05/14/46)
Cusip 00287YAW9
Trade Date
05/09/16
List of Underwriters
BofA Merrill Lynch, JPMorgan,
Barclays, Deutsche Bank
Securities, BNP Paribas, HSBC,
Societe Generale, Credit Suisse,
Goldman Sachs & Co, Mizuho
Securities, MUFG, RBC Capital
Markets, Santander, Standard
Chartered Bank, Wells Fargo
Securities, DNB Markets, Lloyds
Securities Loop Capital Markets,
The Williams Capital Group LP, US
Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pharmaceuticals
Date of First Offering:
05/09/16
Ratings:
Moody's Baa2; S&P A-; Composite
BBB+
Maturity Date:
05/14/46
Coupon:
4.45%
Unit Price:
$99.328
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.881%
Yield:
4.225%
Yield to Maturity:
4.134%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0057%
$114,227
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0166%
$332,749
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0223%
$446,976
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0223%
$446,976


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Burlington Northern Santa Fe LLC
(BNSF 3.90% 08/01/46)
Cusip 12189LAZ4
Trade Date
05/09/16
List of Underwriters
Citigroup, Goldman Sachs & Co,
JPMorgan, US Bancorp, The
Williams Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Railroad
Date of First Offering:
05/09/16
Ratings:
Moody's A3; S&P A; Composite A-
Maturity Date:
08/01/46
Coupon:
3.90%
Unit Price:
$99.199
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.882%
Yield:
3.547%
Yield to Maturity:
3.3645
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0384%
$287,677
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0714%
$535,675
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1098%
$823,352
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1098%
$823,352



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Chevron Corporation (CVX 2.10%
05/16/21) Cusip 166764BG4
Trade Date
05/09/16
List of Underwriters
BofA Merrill Lynch, JPMorgan,
Wells Fargo Securities, Barclays,
Citigroup, HSBC, Morgan Stanley,
Societe Generale, SMBC Nikko, BNP
Paribas, Goldman Sachs & Co,
Deutsche Bank Securities, Loop
Capital Markets Mizuho
Securities, RBC Capital Markets,
Standard Chartered Bank, ANZ
Securities, BBVA, ICBS Standard
Bank, Santander, Standard Bank,
US Bancorp, The Williams Capital
Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Integrated Oils
Date of First Offering:
05/09/16
Ratings:
Moody's Aa2; S&P AA-; Composite
AA-
Maturity Date:
05/16/21
Coupon:
2.10%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.120
Gross Spread as a % of Price:
0.120%
Yield:
2.052%
Yield to Maturity:
1.582%
Principal Amount of Offering:
1,350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0133%
$180,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0781%
$1,055,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0914%
$1,235,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0914%
$1,235,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Tesoro Logistics LP & Tesoro
Logistics Finance Corp ( TLLP
6.125% 10/15/21) Cusip 86160QAD5
Trade Date
05/09/16
List of Underwriters
Citigroup, MUFJ, Barclays,
Goldman Sachs & Co, JPMorgan,
Mizuho Securities, Wells Fargo
Securities, BBVA, BofA Merrill
Lynch, BNP Paribas, Credit
Suisse, Deutsche Bank Securities,
RBC Capital Markets, SMBC Nikko,
SunTrust Robinson Humphrey, TD
Securities, UBS Investment Bank,
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Pipeline
Date of First Offering:
05/09/16
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
10/15/21
Coupon:
6.125%
Unit Price:
$100.25
Underwriting Spread per Unit:
1.250
Gross Spread as a % of Price:
1.247%
Yield:
5.858%
Yield to Maturity:
4.599%
Principal Amount of Offering:
$250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0040%
$10,025
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0421%
$105,263
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0461%
$115,288
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0461%
$115,288

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Tesoro Logistics LP & Tesoro
Logistics Finance Corp ( TLLP
6.375% 05/01/24) Cusip 86160QAM5
Trade Date
05/09/16
List of Underwriters
Citigroup, Barclays, Goldman
Sachs & Co, JPMorgan, Mizuho
Securities, Wells Fargo
Securities, BBVA, BofA Merrill
Lynch, BNP Paribas, Credit
Suisse, Deutsche Bank Securities,
RBC Capital Markets, SMBC Nikko,
SunTrust Robinson Humphrey, TD
Securities, UBS Investment Bank,
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Pipeline
Date of First Offering:
05/09/16
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
10/15/21
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
6.071%
Yield to Maturity:
5.359%
Principal Amount of Offering:
$450,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.270%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0078%
$35,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0822%
$370,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0900%
$405,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0900%
$405,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Kraft Heinz Foods Compancy (KHC
4.375% 06/01/46 144A)
Cusip 50077LAA4
Trade Date
05/10/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Securities,
Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley, Wells
Fargo, Banco Santander, Bank of
Tokyo Mitsubishi Trust Co, BNP
Paribas, Credit Agricole
Securities USA Inc, Deutsche Bank
Securities Inc, HSBC Securities,
Mizuho Securities USA Inc, RBC
Capital Markets, Sumitomo Mitsui
Banking Corp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Food & Beverage
Date of First Offering:
05/10/16
Ratings:
Moody's Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
06/01/46
Coupon:
4.375%
Unit Price:
$99.684
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.878%
Yield:
4.008%
Yield to Maturity:
3.851%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0073%
$219,305
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0156%
$468,515
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0229%
$687,820
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0229%
$687,820
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
American Tower Corp (AMT 3.375%
10/15/26)
Cusip 03027XAK6
Trade Date
05/10/16
List of Underwriters
Barclays, BBVA, Mizuho
Securities, RBC Capital Markets,
TD Securities, BNP Paribas,
Citigroup, EA Markets, Goldman
Sachs & Co, JPMorgan, BofA
Merrill Lynch, Morgan Stanley,
Santander, ScotiaBank,
Commerzbank, Credit Agricole CIB,
Fifth Third Securities, HSBC,
Societe Generale, SMBC Nikko
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
RBC Capital Markets LLC
Sector or Industry:
Real Estate
Date of First Offering:
05/10/16
Ratings:
Moody's Baa3; S&P BBB-; Fitch
BBB; Composite BBB-
Maturity Date:
10/15/26
Coupon:
3.375%
Unit Price:
$99.004
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.657%
Yield:
3.309%
Yield to Maturity:
3.141%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0262%
$262,361
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0426%
$425,717
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0688%
$688,078
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0688%
$688,078

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Goodyear Tire & Rubber Company
(GT 5.00% 05/31/26)
Cusip 382550BF7
Trade Date
05/10/16
List of Underwriters
Citigroup, Barclays, BNP Paribas,
Credit Agricole CIB, Deutsche
Bank Securities, Goldman Sachs &
Co, JPMorgan, HSBC, BofA Merrill
Lynch, Wells Fargo Securities,
Natixis, Capital One Securities,
Commerzbank, MUFG, PNC Capital
Markets LLC, UniCredit Markets,
US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Auto Parts Manufacturing
Date of First Offering:
05/10/16
Ratings:
Moody's Ba3; S&P BB; Fitch BB;
Composite BB-
Maturity Date:
05/31/26
Coupon:
5.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.837%
Yield to Maturity:
4.485%
Principal Amount of Offering:
$900,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0072%
$65,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0706%
$635,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0056%
$50,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0834%
$750,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0834%
$750,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Consolidated Edison Inc. (ED
2.00% 05/15/21)
Cusip 209115AC8
Trade Date
05/11/16
List of Underwriters
Citigroup, Barclays, Mizuho
Securities, Wells Fargo
Securities, BofA Merrill Lynch,
JPMorgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Utilities
Date of First Offering:
05/10/16
Ratings:
Moody's A3; S&P BBB+; Fitch BBB+;
Composite BBB+
Maturity Date:
05/15/21
Coupon:
2.00%
Unit Price:
$99.939
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.600%
Yield:
1.968%
Yield to Maturity:
1.647%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.45%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0640%
$319,805
AST J.P. Morgan Strategic Opportunities
Portfolio
0.1309%
$654,600
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1949%
$974,405
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1949%
$974,405



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Boardwalk Pipelines LP (BWP 5.95%
06/01/26)
Cusip 096630AE8
Trade Date
05/11/16
List of Underwriters
Citigroup, Barclays, Goldman
Sachs & Co, JPMorgan, Mizuho
Securities, Wells Fargo
Securities, Deutsche Bank
Securities, MUFG, RBC Capital
Markets, BofA Merrill Lynch,
Regions Securities LLC,
Santander, US Bancorp, BB&T
Capital Markets, Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Pipeline
Date of First Offering:
05/11/16
Ratings:
Moody's Baa3; S&P BB+; Fitch BBB-
; Composite BB+
Maturity Date:
06/01/26
Coupon:
5.95%
Unit Price:
$98.860
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.657%
Yield:
5.615%
Yield to Maturity:
5.154%
Principal Amount of Offering:
$550,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.910%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0027%
$14,829
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0288%
$158,176
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0476%
$261,979
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0791%
$434,984
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0791%
$434,984
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Penske Automotive Group (PAG
5.50% 05/15/26)
Cusip 70959WAG8
Trade Date
05/11/16
List of Underwriters
JPMorgan, BofA Merrill Lynch,
Wells Fargo Securities, RBS, US
Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Retail - Consumer Discretionary
Date of First Offering:
05/11/16
Ratings:
Moody's B1; S&P B+; Composite B+
Maturity Date:
05/15/26
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.125
Gross Spread as a % of Price:
1.125%
Yield:
5.656%
Yield to Maturity:
5.871%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.880%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0134%
$67,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1274%
$637,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0110%
$55,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1518%
$759,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1518%
$759,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Teleflex Inc. (TFX 4.875%
06/01/26) Cusip 879369AE6
Trade Date
05/11/16
List of Underwriters
Barclays, Goldman Sachs & Co,
JPMorgan,  BofA Merrill Lynch,
US Bancorp, Credit Suisse, HSBC,
Wells Fargo Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Medical Equipment & Devices
Manufacturing
Date of First Offering:
05/11/16
Ratings:
Moody's Ba3; S&P BB; Composite
BB-
Maturity Date:
06/01/26
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.827%
Yield to Maturity:
4.720%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0025%
$10,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0175%
$70,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0200%
$80,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0200%
$80,000




















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AES Corp (AES 6.00% 05/15/26)
Cusip 00130HBX2
Trade Date
05/11/16
List of Underwriters
Morgan Stanley, Deutsche Bank
Securities, Barclays, BofA Merrill
Lynch, JPMorgan, BNP Paribas,
Credit Agricole CIB, HSBC, Ramirez
& Co. Inc., Societe Generale
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Utilities
Date of First Offering:
05/11/16
Ratings:
Moody's Ba3; S&P BB; Fitch BB;
Composite BB-
Maturity Date:
05/15/26
Coupon:
6.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.827%
Yield to Maturity:
5.527%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0094%
$47,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0844%
$422,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0938%
$469,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0938%
$469,000




















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
LifePoint Health Inc. (LPNT
5.375% 05/01/24 144A)
Cusip 53219LAP4
Trade Date
05/12/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Goldman Sachs, JPMorgan,
BBVA Securities Inc, Fifth Third
Securities Inc, Mitsubishi UFJ
Securities USA Inc, Regions
Securities LLC, SMBC Nikko
Securities America Inc, SunTrust
Robinson Humphrey, Wells Fargo
Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Health Care Facilities & Services
Date of First Offering:
05/12/16
Ratings:
Moody's Ba2; S&P BB-; Fitch BB;
Composite BB-
Maturity Date:
05/01/24
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.374
Gross Spread as a % of Price:
0.374%
Yield:
5.296%
Yield to Maturity:
5.072%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.94%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0070%
$35,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0460%
$230,00
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0530%
$265,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0530%
$265,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Intel Corp (INTC 4.10 % 05/19/46)
Cusip 458140AV2
Trade Date
05/12/16
List of Underwriters
JPMorgan,  BofA Merrill Lynch,
Loop Capital Markets, The Williams
Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Semiconductors
Date of First Offering:
05/12/16
Ratings:
Moody's A1; S&P A+; Fitch A+;
Composite A+
Maturity Date:
05/19/46
Coupon:
4.10%
Unit Price:
$99.436
Underwriting Spread per Unit:
0.400
Gross Spread as a % of Price:
0.402%
Yield:
3.763%
Yield to Maturity:
3.602%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

6.17%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0032%
$39,774
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0155%
$193,900
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0187%
$233,674
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0187%
$233,674





















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Cheniere Corpus Christi Holdings,
LLC (CHCOCH 7.00% 06/30/24 144A)
Cusip 16412XAA3
Trade Date
05/12/16
List of Underwriters
BofA Merrill Lynch, BBVA
Securities Inc, BNP Paribas,
Credit Agricole Corp and
Investment Bank, Credit Suisse
Securities USA LLC, Goldman
Sachs, HSBC Securities, ING
Group, JPMorgan, Lloyds
Securities Inc, Mitsubishi UFJ
Securities USA Inc, Mizuho
Securities USA Inc, Morgan
Stanley, RBC Capital Markets,
Scotia Capital Inc, SMBC Nikko
Securities America Inc, Societe
Generale, Standard Chartered
Bank, ABN AMRO Securities USA
LLC, CIT Group, Loop Capital
Markets LLC, Raymond James &
Associates, Wells Fargo
Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Refining & Marketing
Date of First Offering:
05/12/16
Ratings:
Moody's Ba3; S&P (P)BB-;
Composite NR
Maturity Date:
06/30/24
Coupon:
7.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.830
Gross Spread as a % of Price:
0.830%
Yield:
6.715%
Yield to Maturity:
6.308%
Principal Amount of Offering:
$1,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0080%
$100,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0480%
$600,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0560%
$700,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0560%
$700,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Austrailia & New Zealand Banking
Group (ANZ 4.40% 05/19/26 144A)
Cusip 052528AK2
Trade Date
05/12/16
List of Underwriters
Australia & New Zealand Banking
Group, Citibank NA, HSBC Ltd,
JPMorgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Banks
Date of First Offering:
05/12/16
Ratings:
Moody's A3; S&P BBB+; Fitch A+;
Composite A-
Maturity Date:
05/19/26
Coupon:
4.40%
Unit Price:
$99.952
Underwriting Spread per Unit:
0.40
Gross Spread as a % of Price:
0.40%
Yield:
4.213%
Yield to Maturity:
3.852%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.59%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0233%
$349,832
AST J.P Morgan Strategic Opportunities
Portfolio
0.0483%
$724,652
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0716%
$1,074,484
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0716%
$1,074,484



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Performance Food Group I (PFGC
5.50% 06/01/24 144A)
Cusip 71376LAB6
Trade Date
05/12/16
List of Underwriters
Barclays Capital, BMO Capital
Markets Corp, Credit Suisse
Securities USA LLC, JPMorgan,
Morgan Stanley, Wells Fargo
Securities LLC, Blackstone Group
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Retail - Consumer Staples
Date of First Offering:
05/12/16
Ratings:
Moody's B2; S&P BB-; Composite B+
Maturity Date:
06/01/24
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.500
Gross Spread as a % of Price:
1.500%
Yield:
5.392%
Yield to Maturity:
5.030%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0057%
$20,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0500%
$175,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0043%
$15,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0600%
$210,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0600%
$210,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AGL Capital Corp (GAS 3.25%
06/15/26) Cusip 001192AM5
Trade Date
05/13/16
List of Underwriters
JPMorgan, Morgan Stanley, US
Bancorp, Loop Capital Markets,
Scotiabank, TD Securities,
SunTrust Robinson Humphrey, Fifth
Third Securities, Goldman Sachs &
Co, TD Securities, The Williams
Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co
Sector or Industry:
Utilities
Date of First Offering:
05/13/16
Ratings:
Moody's Baa1; S&P A-; Fitch BBB+;
Composite BBB+
Maturity Date:
06/15/26
Coupon:
3.25%
Unit Price:
$99.598
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.653
Yield:
3.120
Yield to Maturity:
2.757
Principal Amount of Offering:
350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0526%
$184,256
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1090%
$381,460
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1616%
$565,716
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1616%
$565,716



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CVS Health Corp (CVS 2.125%
06/01/21)
Cusip 126650CT5
Trade Date
05/16/16
List of Underwriters
Barclays,  JPMorgan, Mizuho
Securities, Wells Fargo
Securities,  BofA Merrill Lynch,
SMBC Nikko, SunTrust Robinson
Humphrey, US Bancorp, BNY Mellon
Capital Markets LLC, Guggenheim
Securities, MUFG, Fifth Third
Securities, KeyBanc Capital
Markets, Loop Capital Markets, PNC
Capital Markets LLC, Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
05/16/16
Ratings:
Moody's Baa1; S&P BBB+; Composite
BBB+
Maturity Date:
06/01/21
Coupon:
2.125%
Unit Price:
$99.721
Underwriting Spread per Unit:
0.600
Gross Spread as a % of Price:
0.602
Yield:
2.082
Yield to Maturity:
1.674
Principal Amount of Offering:
1,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.92%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0228%
$398,884
AST J.P Morgan Strategic Opportunities
Portfolio
0.0462%
$807,740
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0690%
$1,206,624
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0690%
$1,206,624














10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
CVS Health Corp (CVS 2.875%
06/01/26)
Cusip 126650CU2
Trade Date
05/16/16
List of Underwriters
Barclays,  JPMorgan, Mizuho
Securities, Wells Fargo
Securities,  BofA Merrill Lynch,
SMBC Nikko, SunTrust Robinson
Humphrey, US Bancorp, BNY Mellon
Capital Markets LLC, Guggenheim
Securities, MUFG, Fifth Third
Securities, KeyBanc Capital
Markets, Loop Capital Markets, PNC
Capital Markets LLC, Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
05/16/16
Ratings:
Moody's Baa1; S&P BBB+; Composite
BBB+
Maturity Date:
06/01/26
Coupon:
2.875%
Unit Price:
$99.139
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.656
Yield:
2.771
Yield to Maturity:
2.433
Principal Amount of Offering:
1,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0159%
$277,589
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0326%
$570,049
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0485%
$847,638
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0485%
$847,638

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aramark Services Inc. (ARMK 4.75%
06/01/26 144A)
Cusip 038522AM0
Trade Date
05/16/16
List of Underwriters
Barclays Capital, Credit Suisse
Securities USA LLC, Goldman Sachs,
JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley,
Wells Fargo Securities LLC,
Comerica Securities, PNC Capital
Markets, Rabo Securities USA Inc,
Santander Investment Securities
Inc, SMBC Nikko Securities America
Inc, TD Securities USA LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Consumer Services
Date of First Offering:
05/16/16
Ratings:
Moody's B2; S&P BB-; Composite B+
Maturity Date:
06/01/26
Coupon:
4.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.250%
Yield:
4.731%
Yield to Maturity:
4.687%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.76%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P Morgan Global Thematic Portfolio
0.0070%
$35,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0710%
$355,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0780%
$390,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0780%
$390,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
State Street Corp (STT 1.95%
05/19/21)
Cusip 857477AV5
Trade Date
05/16/16
List of Underwriters
JPMorgan,  BofA Merrill Lynch,
Deutsche Bank Securities, Goldman
Sachs & Co, Morgan Stanley, Credit
Suisse, HSBC, Siebert Brandford
Shank & Co LLC, The Williams
Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Financial Services
Date of First Offering:
05/16/16
Ratings:
Moody's A1; S&P A; Fitch AA-; DBRS
AAL
Maturity Date:
05/19/21
Coupon:
1.95%
Unit Price:
$99.948
Underwriting Spread per Unit:
0.350
Gross Spread as a % of Price:
0.350%
Yield:
1.913%
Yield to Maturity:
1.537%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J. P. Morgan Global Thematic Portfolio
0.0500%
$374,805
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0906%
$679,646
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1406%
$1,054,451
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1406%
$1,054,451


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AerCap Ireland Capital Ltd &
AerCap Global Aviation Trust (AER
3.95% 02/01/22) Cusip 00772BAR2
Trade Date
05/17/16
List of Underwriters
Barclays,  JPMorgan, Mizuho
Securities, Wells Fargo
Securities,  BofA Merrill Lynch,
SunTrust Robinson Humphrey, Fifth
Third Securities, RBC Capital
Markets, BNP Paribas, Citigroup,
Credit Agricole CIB, Credit
Suisse, Deutsche Bank Securities,
Goldman Sachs & Co, HSBC, Morgan
Stanley, ING, Scotiabank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Commercial Finance
Date of First Offering:
05/17/16
Ratings:
Moody's Ba1; S&P BBB-; Fitch BB+;
Composite BB+
Maturity Date:
02/01/22
Coupon:
3.95%
Unit Price:
$99.813
Underwriting Spread per Unit:
0.700
Gross Spread as a % of Price:
0.701%
Yield:
3.892%
Yield to Maturity:
3.645%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.59%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0519%
$519,028
AST J.P. Morgan Strategic Opportunities
Portfolio
0.1108%
$1,107,924
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1627%
$1,626,952
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1627%
$1,626,952

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamond I Finance Corp & Diamond
II Finance Corp (DELL 3.48%
06/01/19 144A) Cusip 25272KAA1
Trade Date
05/17/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs,
JPMorgan, RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc./Credit
Suisse Securities LLC
Sector or Industry:
Hardware
Date of First Offering:
05/17/16
Ratings:
Moody's (P) Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
06/01/19
Coupon:
3.48%
Unit Price:
$99.975
Underwriting Spread per Unit:
0.739
Gross Spread as a % of Price:
0.739%
Yield:
3.391%
Yield to Maturity:
2.528%
Principal Amount of Offering:
$3,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.25%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0145%
$544,864
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0300%
$1,124,719
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0001%
$4,999
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0446%
$1,674,582
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0446%
$1,674,582

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamond I Finance Corp & Diamond
II Finance Corp (DELL 4.42%
06/15/21 144A) Cusip 25272KAD5
Trade Date
05/17/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs,
JPMorgan, RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc./Credit
Suisse Securities LLC/Goldman
Sachs & Co
Sector or Industry:
Hardware
Date of First Offering:
05/17/16
Ratings:
Moody's (P) Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
06/15/21
Coupon:
3.48%
Unit Price:
$99.971
Underwriting Spread per Unit:
0.739
Gross Spread as a % of Price:
0.739%
Yield:
4.261%
Yield to Maturity:
3.571%
Principal Amount of Offering:
$4,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.48%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0074%
$331,903
AST JPMorgan Strategic Opportunities
Portfolio
0.0141%
$634,816
AST High Yield Portfolio
0.0077%
$347,899
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0292%
$1,314,618
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0292%
$1,314,618

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamond I Finance Corp & Diamond
II Finance Corp (DELL 5.45%
06/15/23 144A) Cusip 25272KAG8
Trade Date
05/17/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs,
JPMorgan, RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc./Credit
Suisse Securities LLC
Sector or Industry:
Hardware
Date of First Offering:
05/17/16
Ratings:
Moody's (P) Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
06/15/23
Coupon:
5.45%
Unit Price:
$99.957
Underwriting Spread per Unit:
0.739
Gross Spread as a % of Price:
0.739%
Yield:
5.192
Yield to Maturity:
4.586
Principal Amount of Offering:
3,750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.38%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0077%
$289,875
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0125%
$468,799
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0268%
$1,004,568
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0470%
$1,763,242
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0470%
$1,763,242

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamond I Finance Corp & Diamond
II Finance Corp (DELL 6.02%
06/15/26 144A) Cusip 25272KAK9
Trade Date
05/17/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs,
JPMorgan, RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc./Credit
Suisse Securities LLC
Sector or Industry:
Hardware
Date of First Offering:
05/17/16
Ratings:
Moody's (P) Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
06/15/26
Coupon:
6.02%
Unit Price:
$99.952
Underwriting Spread per Unit:
0.739
Gross Spread as a % of Price:
0.739%
Yield:
5.715
Yield to Maturity:
5.307
Principal Amount of Offering:
4,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.88%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0047%
$209,900
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0069%
$308,851
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0223%
$1,004,518
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0339%
$1,523,269
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0339%
$1,523,269

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamond I Finance Corp & Diamond
II Finance Corp (DELL 8.10%
07/15/36 144A) Cusip 25272KAN3
Trade Date
05/17/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs,
JPMorgan, RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities LLC
Sector or Industry:
Hardware
Date of First Offering:
05/17/16
Ratings:
Moody's (P) Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
07/15/36
Coupon:
8.10%
Unit Price:
$99.927
Underwriting Spread per Unit:
0.740
Gross Spread as a % of Price:
0.741
Yield:
7.357
Yield to Maturity:
7.129
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0095%
$142,896
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0193%
$289,788
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0094%
$140,897
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0382%
$573,581
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0382%
$573,581

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamond I Finance Corp & Diamond
II Finance Corp (DELL 8.35%
07/15/46 144A) Cusip 25272KAR4
Trade Date
05/17/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs,
JPMorgan, RBC Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc./Credit
Suisse Securities LLC
Sector or Industry:
Hardware
Date of First Offering:
05/17/16
Ratings:
Moody's (P) Baa3; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
07/15/46
Coupon:
8.35%
Unit Price:
$99.920
Underwriting Spread per Unit:
0.739
Gross Spread as a % of Price:
0.739%
Yield:
7.508
Yield to Maturity:
7.405
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.80%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0038%
$76,938
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0064%
$127,898
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0101%
$201,838
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0203%
$406,674
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0203%
$406,674

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sirius XM Radio Inc (SIRI 5.375%
07/15/26 144A)
Cusip 82967NAW8
Trade Date
05/18/16
List of Underwriters
Barclays Capital, Citigroup Global
Markets Inc, Deutsche Bank
Securities Inc, Goldman Sachs Group
Inc, JPMorgan, Merrill Lynch Pierce
Fenner & Smith, SunTrust Robinson
Humphrey; Wells Fargo Securities
LLC, BMO Capital Markets, BNP
Paribas, Credit Agricole Securities
USA Inc, Mitsubishi UFJ Securities
USA Inc, Mizuho Securities USA Inc,
RBC Capital Markets, Scotia Capital
USA Inc, US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Publishing & Broadcasting
Date of First Offering:
05/18/16
Ratings:
Moody's Ba3; S&P BB; Composite BB-
Maturity Date:
07/15/26
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.13
Gross Spread as a % of Price:
1.13%
Yield:
5.348%
Yield to Maturity:
5.294%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0070%
$70,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0680%
$680,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0750%
$750,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0750%
$750,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Vereit Operating Partnership LP
(VER 4.875% 06/01/26)
Cusip 92340LAA7
Trade Date
05/18/16
List of Underwriters
JPMorgan, Barclays, Citigroup,
Capital One, Goldman Sachs & Co,
Morgan Stanley, BofA Merrill
Lynch, Wells Fargo Securities,
Credit Suisse, Deutsche Bank
Securities, Regions Securities
LLC, Stifel, US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Real Estate
Date of First Offering:
05/18/16
Ratings:
Moody's Ba1; S&P BB+; Composite
BB+
Maturity Date:
06/01/26
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.716%
Yield to Maturity:
4.440%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.43%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0012%
$7,000
AST High Yield Portfolio (J.P. sleeve)
0.0108%
$65,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0120%
$72,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0120%
$72,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Vereit Operating Partnership LP
(VER 4.125% 06/01/21)
Cusip 92340LAB5
Trade Date
05/18/16
List of Underwriters
JPMorgan, Barclays, Citigroup,
Capital One, Goldman Sachs & Co,
Morgan Stanley, BofA Merrill
Lynch, Wells Fargo Securities,
Credit Suisse, Deutsche Bank
Securities, Regions Securities
LLC, Stifel, US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Real Estate
Date of First Offering:
05/18/16
Ratings:
Moody's Ba1; S&P BB+; Composite
BB+
Maturity Date:
06/01/21
Coupon:
4.125%
Unit Price:
$100
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
3.981%
Yield to Maturity:
3.302%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.20%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0038%
$15,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0363%
$145,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0035%
$14,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0436%
$174,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0436%
$174,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Southern Company (SO 4.40%
07/01/46)
Cusip 842587CX3
Trade Date
05/19/16
List of Underwriters
JPMorgan, Barclays, Citigroup,
BofA Merrill Lynch, Mizuho
Securities, Wells Fargo
Securities, Morgan Stanley, MUFG,
SunTrust Robinson Humphrey, UBS
Investment Bank, BNP Paribas,
Scotiabank US Bancorp
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Utilities
Date of First Offering:
05/19/16
Ratings:
Moody's Baa2; S&P BBB+; Fitch A-;
Composite BBB+
Maturity Date:
07/01/46
Coupon:
4.40%
Unit Price:
$99.482
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.880%
Yield:
3.977%
Yield to Maturity:
3.796%
Principal Amount of Offering:
$2,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.10%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0040%
$79,586
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0082%
$164,145
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0122%
$243,731
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0122%
$243,731


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Tempur Sealy International Inc (TPX
5.50% 06/15/26 144A)
Cusip 88023UAE1
Trade Date
05/19/16
List of Underwriters
Fifth Third Bank, Goldman Sachs
Group Inc, JPMorgan, Merrill Lynch
Pierce Fenner & Smith, Wells Fargo
Securities LLC, BB&T Capital
Markets, Deutsche Bank Securities
Inc, HSBC Securities, ING Bank NV,
Mizuho Securities USA Inc,
Scotiabank, SMBC Nikko Securities
America Inc, TD Securities,
Williams Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Home & Office Products
Manufacturing
Date of First Offering:
05/19/16
Ratings:
Moody's B1; S&P BB; Composite BB-
Maturity Date:
06/15/26
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.250
Gross Spread as a % of Price:
1.250%
Yield:
5.521%
Yield to Maturity:
5.548%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.63%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0058%
$35,000



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0058%
$35,000



















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
US Concrete Inc. (USCR 6.375%
06/01/24 144A)
Cusip 90333LAM4
Trade Date
05/23/16
List of Underwriters
JPMorgan, UBS Securities, RBC
Capital Markets, SunTrust Robinson
Humphrey Inc, Capital One
Securities Inc, Mitsubishi UFJ
Securities USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS Securities LLC
Sector or Industry:
Construction Materials
Manufacturing
Date of First Offering:
05/23/16
Ratings:
Moody's B3; S&P BB-; Composite B
Maturity Date:
06/01/24
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.500
Gross Spread as a % of Price:
1.500%
Yield:
6.292%
Yield to Maturity:
6.105%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

5.12%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0095%
$38,000
AST J.P. Morgan Global Thematic Portfolio
0.0115%
$46,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1090%
$436,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1300%
$520,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1300%
$520,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Match Group Inc (6.375% 06/01/24
144A)
Cusip 57665RAD8
Trade Date
05/24/16
List of Underwriters
Barclays Capital, BMO Capital
Markets Corp, BNP Paribas,
Deutsche Bank Securities Inc,
Goldman Sachs, JPMorgan, Merrill
Lynch Pierce Fenner & Smith, Fifth
Third Securities Inc, PNC Capital
Markets, SG Americas Securities
LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Internet Media
Date of First Offering:
05/24/16
Ratings:
Moody's Ba3; S&P BB-; Composite
BB-
Maturity Date:
06/01/24
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.130
Gross Spread as a % of Price:
1.130%
Yield:
6.028%
Yield to Maturity:
5.226%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.55%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0063%
$25,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0588%
$235,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0651%
$260,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0651%
$260,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Open Text Corp (OTCCN 5.875%
06/01/26 144A)
Cusip 683715AB2
Trade Date
05/25/16
List of Underwriters
Barclays Capital, Citigroup Global
Markets Inc, Morgan Stanley, RBC
Capital Markets, BMO Capital
Markets Corp, CIBC World Markets
PLC, HSBC Securities, JPMorgan,
Mitsubishi UFJ Securities USA Inc,
National Bank of Canada, PNC
Capital Markets, Scotia Capital
USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry:
Software & Services
Date of First Offering:
05/25/16
Ratings:
Moody's Ba2; S&P BB; Composite BB
Maturity Date:
06/01/26
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.401
Gross Spread as a % of Price:
0.401
Yield:
5.817
Yield to Maturity:
5.714
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.30%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0060%
$36,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0565%
$339,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0625%
$375,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0625%
$375,000

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Teck Resources Ltd (TCKBCN 8.00%
06/01/21 144A)
Cusip 878742BA2
Trade Date
05/26/16
List of Underwriters
Barclays Capital, BMO Capital
Markets, CIBC World Markets,
Citigroup Global Markets Inc,
Deutsche Bank Securities Inc,
Goldman Sachs, JPMorgan, Merrill
Lynch Pierce Fenner & Smith, Morgan
Stanley, RBC Capital Markets,
Scotia Capital Inc, TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals & Mining
Date of First Offering:
05/26/16
Ratings:
Moody's B1; S&P BB-; Fitch BB-;
DBRS BBH
Maturity Date:
06/01/21
Coupon:
8.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
7.748%
Yield to Maturity:
7.027%
Principal Amount of Offering:
$650,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.86%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0015%
$10,000
AST J.P. Morgan Global Thematic Portfolio
0.0015%
$10,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0146%
$95,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0176%
$115,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0176%
$115,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Teck Resources Ltd (TCKBCN 8.50%
06/01/24 144A)
Cusip 878742BC8
Trade Date
05/26/16
List of Underwriters
Barclays Capital, BMO Capital
Markets, CIBC World Markets,
Citigroup Global Markets Inc,
Deutsche Bank Securities Inc,
Goldman Sachs, JPMorgan, Merrill
Lynch Pierce Fenner & Smith, Morgan
Stanley, RBC Capital Markets,
Scotia Capital Inc, TD Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals & Mining
Date of First Offering:
05/26/16
Ratings:
Moody's B1; S&P BB-; Fitch BB-;
DBRS BBH
Maturity Date:
06/01/24
Coupon:
8.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
8.134%
Yield to Maturity:
7.537%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.94%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0017%
$10,000
AST J.P. Morgan Global Thematic Portfolio
0.0017%
$10,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0158%
$95,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0200%
$115,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0200%
$115,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Walgreens Boots Alliance Inc (WBA
2.60% 06/01/21)
Cusip 931427AN8
Trade Date
05/26/16
List of Underwriters
BofA Merrill Lynch, HSBC, UBS
Investment Bank, JPMorgan, Lloyds
Securities, MUFG, Mizuho
Securities, UniCredit Capital
Markets, Wells Fargo Securities,
Deutsche Bank Securities,
Santander, Societe Generale
Corporate & Investment Banking, US
Bancorp, SMBC Nikko, Loop Capital
Markets, The Williams Capital
Group LP, BB&T Capital Markets,
Mischler Financial Group Inc, RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
05/26/16
Ratings:
Moody's Baa2; S&P BBB; Fitch BBB;
Composite BBB
Maturity Date:
06/01/21
Coupon:
2.60%
Unit Price:
$99.944
Underwriting Spread per Unit:
0.35
Gross Spread as a % of Price:
0.35%
Yield:
2.537%
Yield to Maturity:
2.066%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.30%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0217%
$324,818
AST J.P. Morgan Global Thematic Portfolio
0.0103%
$154,913
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0320%
$479,731
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0320%
$479,731
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Walgreens Boots Alliance Inc (WBA
3.45% 06/01/26)
Cusip 931427AQ1
Trade Date
05/26/16
List of Underwriters
BofA Merrill Lynch, HSBC, UBS
Investment Bank, JPMorgan, Lloyds
Securities, MUFG, Mizuho
Securities, UniCredit Capital
Markets, Wells Fargo Securities,
Deutsche Bank Securities,
Santander, Societe Generale
Corporate & Investment Banking, US
Bancorp, SMBC Nikko, Loop Capital
Markets, The Williams Capital
Group LP, BB&T Capital Markets,
Mischler Financial Group Inc, RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
05/26/16
Ratings:
Moody's Baa2; S&P BBB; Fitch BBB;
Composite BBB
Maturity Date:
06/01/26
Coupon:
3.45%
Unit Price:
$99.748
Underwriting Spread per Unit:
0.450
Gross Spread as a % of Price:
0.451%
Yield:
3.310%
Yield to Maturity:
2.940%
Principal Amount of Offering:
$1,900,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0121%
$229,420
AST J.P. Morgan Global Thematic Portfolio
0.0066%
$124,685
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0187%
$354,105
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0187%
$354,105
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Walgreens Boots Alliance Inc (WBA
4.65% 06/01/46)
Cusip 931427AR9
Trade Date
05/26/16
List of Underwriters
BofA Merrill Lynch, HSBC, UBS
Investment Bank, JPMorgan, Lloyds
Securities, MUFG, Mizuho
Securities, UniCredit Capital
Markets, Wells Fargo Securities,
Deutsche Bank Securities,
Santander, Societe Generale
Corporate & Investment Banking, US
Bancorp, SMBC Nikko, Loop Capital
Markets, The Williams Capital
Group LP, BB&T Capital Markets,
Mischler Financial Group Inc, RBS
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Supermarkets & Pharmacies
Date of First Offering:
05/26/16
Ratings:
Moody's Baa2; S&P BBB; Fitch BBB;
Composite BBB
Maturity Date:
06/01/46
Coupon:
4.65%
Unit Price:
$99.216
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.882%
Yield:
4.205%
Yield to Maturity:
4.031%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.37%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0141%
$84,334
AST J.P. Morgan Global Thematic Portfolio
0.0066%
$39,686
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0207%
$124,020
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0207%
$124,020
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Mylan NV (MYL 3.95% 06/15/26 144A)
Cusip 62854AAD6
Trade Date
05/31/16
List of Underwriters
BofA Merrill Lynch, Deutsche Bank
Securities Inc, Goldman Sachs, ING
Capital LLC, JPMorgan, PNC Capital
Markets, Citigroup Global Markets
Inc, Credit Suisse, DNB Capital
LLC, HSBC Securities, Mitsubishi
UFJ Securities USA Inc, Mizuho
Securities USA Inc, Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Pharmaceuticals
Date of First Offering:
05/31/16
Ratings:
Moody's Baa3; S&P BBB-; Fitch BBB-
; Composite BBB-
Maturity Date:
06/15/26
Coupon:
3.95%
Unit Price:
$99.231
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.655%
Yield:
3.852%
Yield to Maturity:
3.636%
Principal Amount of Offering:
$2,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0298%
$669,809
AST J.P. Morgan Global Thematic Portfolio
0.0137%
$307,616
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0435%
$977,425
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0435%
$977,425

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Mylan NV (MYL 5.25% 06/15/46 144A)
Cusip 62854AAG9
Trade Date
05/31/16
List of Underwriters
BofA Merrill Lynch, Deutsche Bank
Securities Inc, Goldman Sachs, ING
Capital LLC, JPMorgan, PNC Capital
Markets, Citigroup Global Markets
Inc, Credit Suisse, DNB Capital
LLC, HSBC Securities, Mitsubishi
UFJ Securities USA Inc, Mizuho
Securities USA Inc, Morgan Stanley
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Pharmaceuticals
Date of First Offering:
05/31/16
Ratings:
Moody's Baa3; S&P BBB-; Fitch BBB-
; Composite BBB-
Maturity Date:
06/15/46
Coupon:
5.25%
Unit Price:
$99.984
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.837%
Yield to Maturity:
4.710%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.78%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0195%
$194,969
AST J.P. Morgan Global Thematic Portfolio
0.0091%
$90,985
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0286%
$285,954
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0286%
$285,954



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Pernod Ricard SA (RIFP 3.25%
06/08/26 144A)
Cusip 714264AM0
Trade Date
06/01/16
List of Underwriters
BofA Merrill Lynch, Citigroup
Global Markets Inc, Goldman
Sachs, JPMorgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
06/01/16
Ratings:
Moody's Baa2; S&P BBB-; Fitch
BBB-; Composite BBB-
Maturity Date:
06/08/26
Coupon:
3.25%
Unit Price:
$99.442
Underwriting Spread per Unit:
0.45
Gross Spread as a % of Price:
0.45%
Yield:
3.157%
Yield to Maturity:
2.896%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0936%
$561,847
AST J.P. Morgan Global Thematic Portfolio
0.0489%
$293,354



Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1425%
$855,201
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1425%
$855,201
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Yum! Brands Inc (YUM 5.00%
06/01/24 144A)
Cusip 48250NAA3
Trade Date
06/02/16
List of Underwriters
Citigroup Global Markets Inc,
Goldman Sachs, JPMorgan, Morgan
Stanley, Wells Fargo Securities
LLC, BofA Merrill Lynch, Barclays
Capital, Fifth Third Securities
Inc, Industrial & Comm Bank of
China, MUFG Securities Americas
Inc, Rabobank/NY, Scotiabank,
Williams Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Restaurants
Date of First Offering:
06/02/16
Ratings:
Moody's B1; S&P BB; Composite BB-
Maturity Date:
06/01/24
Coupon:
5.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.739%
Yield to Maturity:
3.937%
Principal Amount of Offering:
$1,050,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.98%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0519%
$545,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0048%
$50,000
AST J.P. Morgan Global Thematic Portfolio
0.0052%
$55,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0619%
$650,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0619%
$650,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Yum! Brands Inc (YUM 5.25%
06/01/26 144A)
Cusip 48250NAB1
Trade Date
06/02/16
List of Underwriters
Citigroup Global Markets Inc,
Goldman Sachs, JPMorgan, Morgan
Stanley, Wells Fargo Securities
LLC, BofA Merrill Lynch, Barclays
Capital, Fifth Third Securities
Inc, Industrial & Comm Bank of
China, MUFG Securities Americas
Inc, Rabobank/NY, Scotiabank,
Williams Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Restaurants
Date of First Offering:
06/02/16
Ratings:
Moody's B1; S&P BB; Composite BB-
Maturity Date:
06/01/26
Coupon:
5.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.88
Gross Spread as a % of Price:
0.88%
Yield:
4.941%
Yield to Maturity:
4.295%
Principal Amount of Offering:
$1,050,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.98%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio
0.0519%
$545,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0048%
$50,000
AST J.P. Morgan Global Thematic Portfolio
0.0052%
$55,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0619%
$650,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0619%
$650,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Wesco Distribution Inc (WCC 5.375%
06/15/24 144A)
Cusip 95081QAL8
Trade Date
06/02/16
List of Underwriters
Credit Suisse, Goldman Sachs,
JPMorgan, Merrill Lynch Pierce
Fenner & Smith, Morgan Stanley,
BB&T Capital Markets, Citizens
Bank, Fifth Third Securities Inc,
HSBC Securities, The Huntington
Investment Co, US Bancorp
Investment Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Goldman Sachs & Co
Sector or Industry:
Electrical Equipment Manufacturing
Date of First Offering:
06/02/16
Ratings:
Moody's B1; S&P BB-; Composite B+
Maturity Date:
06/15/24
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.190%
Yield to Maturity:
4.674%
Principal Amount of Offering:
$350,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1643%
$575,000
AST J.P. Morgan Global Thematic Portfolio
0.0171%
$60,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1814%
$635,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1814%
$635,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Voya Financial Inc (VOYA 3.65%
06/16/26)
Cusip 929089AB6
Trade Date
06/06/16
List of Underwriters
Barclays, SunTrust Robinson
Humphrey, US Bancorp, Credit
Suisse, Deutsche Bank Securities,
RBC Capital Markets, Wells Fargo
Securities, BMO Capital Markets,
BNP PARIBAS, BofA Merrill Lynch,
Citigroup, ICBC Standard Bank,
ING, J.P. Morgan, Mizuho
Securities, MUFG, BNY Mellon
CapitalMarkets, LLC, COMMERZBANK,
Goldman, Sachs & Co., Morgan
Stanley, nabSecurities, LLC, PNC
Capital Markets LLC, Scotiabank,
The Williams Capital Group, L.P,
UniCredit Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry:
Life Insurance
Date of First Offering:
06/06/16
Ratings:
Moody's Baa2; S&P BBB; Fitch BBB;
Composite BBB
Maturity Date:
06/16/26
Coupon:
3.65%
Unit Price:
$99.709
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.651%
Yield:
3.653%
Yield to Maturity:
3.658%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.06%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0389%
$194,433
AST J.P. Morgan Global Thematic Portfolio
0.0209%
$104,694
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0598%
$299,127
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0598%
$299,127












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Voya Financial Inc (VOYA 4.80%
06/16/46)
Cusip 929089AC4
Trade Date
06/06/16
List of Underwriters
Barclays, SunTrust Robinson
Humphrey, US Bancorp, Credit
Suisse, Deutsche Bank Securities,
RBC Capital Markets, Wells Fargo
Securities, BMO Capital Markets,
BNP PARIBAS, BofA Merrill Lynch,
Citigroup, ICBC Standard Bank,
ING, J.P. Morgan, Mizuho
Securities, MUFG, BNY Mellon
CapitalMarkets, LLC, COMMERZBANK,
Goldman, Sachs & Co., Morgan
Stanley, nabSecurities, LLC, PNC
Capital Markets LLC, Scotiabank,
The Williams Capital Group, L.P,
UniCredit Capital Markets
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc
Sector or Industry:
Life Insurance
Date of First Offering:
06/06/16
Ratings:
Moody's Baa2; S&P BBB; Fitch BBB;
Composite BBB
Maturity Date:
06/16/46
Coupon:
4.80%
Unit Price:
$99.873
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.876%
Yield:
4.773%
Yield to Maturity:
4.764%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0383%
$114,854
AST J.P. Morgan Global Thematic Portfolio
0.0200%
$59,924
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0583%
$174,778
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0583%
$174,778












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Six Flags Entertainment
Corporation (SIX 4.875% 07/31/24
144A)
Cusip 83001AAB8
Trade Date
06/07/16
List of Underwriters
Barclays Capital, BBVA Securities
Inc, Goldman Sachs, HSBC
Securities, JPMorgan, Merrill
Lynch Pierce Fenner & Smith, Wells
Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors LLC
Sector or Industry:
Entertainment Resources
Date of First Offering:
06/07/16
Ratings:
Moody's B3; S&P BB-; Composite B
Maturity Date:
07/31/24
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
4.827%
Yield to Maturity:
4.679%
Principal Amount of Offering:
$300,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0967%
$290,000
AST J.P. Morgan Global Thematic Portfolio
0.0100%
$30,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1067%
$320,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1067%
$320,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamond 1 Finance Corp & Diamond 2
Finance Corp
(DELL 5.875% 06/15/21 144A) Cusip
25272KAU7
Trade Date
06/08/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs,
JPMorgan, RBC Capital Markets, ANZ
Securities, BBVA Securities Inc,
BNP Paribas Securities Corp,
Commerz Markets LLC, Fifth Third
Securities Inc, HSBC Securities,
Loop Capital Markets LLC, Mizuho
Securities USA Inc, MUFG
Securities America Inc, Nomura
Securities International,
Santander Investment Securities
Inc, Scotia Capital USA Inc, SG
Americas Securities LLC, Standard
Chartered Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Hardware
Date of First Offering:
06/08/16
Ratings:
Moody's (P)Ba2; S&P BB; Fitch BB+;
Composite BB
Maturity Date:
06/15/21
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
5.609%
Yield to Maturity:
4.527%
Principal Amount of Offering:
$1,625,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0025%
$40,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0228%
$370,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0022%
$35,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0275%
$445,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0275%
$445,000












10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Diamond 1 Finance Corp & Diamond 2
Finance Corp (DELL 7.125% 06/15/24
144A) Cusip 25272KAW3
Trade Date
06/08/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Citigroup Global Markets
Inc, Credit Suisse, Deutsche Bank
Securities Inc, Goldman Sachs,
JPMorgan, RBC Capital Markets, ANZ
Securities, BBVA Securities Inc,
BNP Paribas Securities Corp,
Commerz Markets LLC, Fifth Third
Securities Inc, HSBC Securities,
Loop Capital Markets LLC, Mizuho
Securities USA Inc, MUFG
Securities America Inc, Nomura
Securities International,
Santander Investment Securities
Inc, Scotia Capital USA Inc, SG
Americas Securities LLC, Standard
Chartered Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Hardware
Date of First Offering:
06/08/16
Ratings:
Moody's (P)Ba2; S&P BB; Fitch BB+;
Composite BB
Maturity Date:
06/15/24
Coupon:
7.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
6.613%
Yield to Maturity:
5.561%
Principal Amount of Offering:
$1,625,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0025%
$40,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0237
$385,000
AST J.P. Morgan Strategic Opportunities
Portfolio)
0.0022%
$35,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0283%
$460,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0283%
$460,000










10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Sabine Pass Liquefaction (CQP
5.875% 06/30/26 144A)
Cusip 785592AP1
Trade Date
06/08/16
List of Underwriters
ABN Amro Capital USA LLC, BofA
Merrill Lynch, BBVA Securities Inc,
Credit Agricole Securities USA Inc,
Credit Suisse, Goldman Sachs, HSBC
Securities, ING US Capital Corp,
JPMorgan, Lloyds Securities Inc,
Mitsubishi Trust & Banking Corp,
Mizuho Securities USA Inc, Morgan
Stanley, RBC Capital Markets,
Santander Investments Securities
Inc, Scotiabank, SMBC Nikko
Securities America Inc, Societe
Generale, Wells Fargo Securities
LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Pipeline
Date of First Offering:
06/08/16
Ratings:
Moody's Ba2; S&P (P)BB+; Composite
NR
Maturity Date:
06/30/26
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
0.67
Gross Spread as a % of Price:
0.67%
Yield:
5.649%
Yield to Maturity:
5.349%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.23%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0053%
$80,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0467%
$700,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0520%
$780,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0520%
$780,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
JC Penny Corporation Inc (JCP
5.875% 07/01/23 144A)
Cusip 708160CB0
Trade Date
06/09/16
List of Underwriters
BofA Merrill Lynch, Barclays
Capital, Goldman Sachs, JPMorgan,
Wells Fargo Securities LLC,
Citizens Capital Markets Inc, HSBC
Securities, Regions Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Department Stores
Date of First Offering:
06/09/16
Ratings:
Moody's B1; S&P B+; Fitch BB+;
Composite BB-
Maturity Date:
07/01/23
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.25
Gross Spread as a % of Price:
1.25%
Yield:
5.690%
Yield to Maturity:
5.119%
Principal Amount of Offering:
$500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.57%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0010%
$5,000
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0140%
$70,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0150%
$75,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0150%
$75,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Communications Sales & Leasing Inc
(CSAL 6.00% 04/15/23 144A)
Cusip 20341WAA3
Trade Date
06/09/16
List of Underwriters
Citigroup Global Markets Inc,
JPMorgan
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Real Estate
Date of First Offering:
06/09/16
Ratings:
Moody's B1; S&P BB-; Fitch BB+;
Composite BB-
Maturity Date:
04/15/23
Coupon:
6.00%
Unit Price:
$99.25
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
5.701%
Yield to Maturity:
4.743%
Principal Amount of Offering:
$150,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

11.96%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0199%
$29,775
AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1456%
$218,350
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.1655%
$248,125
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1655%
$248,125


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Weatherford International Ltd (WFT
7.75% 06/15/21)
Cusip 947075AJ6
Trade Date
06/10/16
List of Underwriters
Deutsche Bank Securities, Wells
Fargo Securities, Citigroup,
JPMorgan, Morgan Stanley, MUFG,
Standard Chartered Bank, SEB, TD
Securities, Barclays, RBC Capital
Markets, UniCredit Capital
Markets, BBVA
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Oil & Gas Services & Equipment
Date of First Offering:
06/10/16
Ratings:
Moody's B2; S&P BB-; Fitch B+;
Composite B+
Maturity Date:
06/15/21
Coupon:
7.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
7.809%
Yield to Maturity:
7.935%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.96%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0195%
$146,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0019%
$14,000
AST J.P. Morgan Global Thematic Portfolio
0.0021%
$16,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0235%
$176,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0235%
$176,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Weatherford International Ltd (WFT
8.25% 06/15/23)
Cusip 947075AK3
Trade Date
06/10/16
List of Underwriters
Deutsche Bank Securities, Wells
Fargo Securities, Citigroup,
JPMorgan, Morgan Stanley, MUFG,
Standard Chartered Bank, SEB, TD
Securities, Barclays, RBC Capital
Markets, UniCredit Capital
Markets, BBVA
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Oil & Gas Services & Equipment
Date of First Offering:
06/10/16
Ratings:
Moody's B2e; S&P BB-; Fitch B+;
Composite B+
Maturity Date:
06/15/23
Coupon:
8.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.50
Gross Spread as a % of Price:
1.50%
Yield:
8.429%
Yield to Maturity:
8.663%
Principal Amount of Offering:
$750,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0192%
$144,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0017%
$13,000
AST J.P. Morgan Global Thematic Portfolio
0.0021%
$16,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0230%
$173,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0230%
$173,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
US Foods Inc (USFOOD 5.875%
06/15/24 144A)
Cusip 90290MAB7
Trade Date
06/13/16
List of Underwriters
BofA Merrill Lynch, BMO Capital
Markets Corp, Citigroup Global
Markets Inc, Deutsche Bank
Securities Inc, Goldman Sachs, ING
Financial Markets LLC, JPMorgan,
KKR Capital Markets LLC, Morgan
Stanley, Natixis, Rabobank, Wells
Fargo Securities LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Retail - Consumer Staples
Date of First Offering:
06/13/16
Ratings:
Moody's B3; S&P B; Composite B-
Maturity Date:
06/15/24
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
5.569%
Yield to Maturity:
4.606%
Principal Amount of Offering:
$600,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0683%
$410,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0058%
$35,000
AST J.P. Morgan Global Thematic Portfolio
0.0075%
$45,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0816%
$490,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0816%
$490,000
















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
L Brands Inc (LB 6.75% 07/01/36)
Cusip 501797AM6
Trade Date
06/13/16
List of Underwriters
BofA Merrill Lynch, Citigroup,
JPMorgan, Mizuho Securities, HSBC,
Wells Fargo Securities, KeyBanc
Capital Markets, MUFG, US Bancorp,
Fifth Third Securities, PNC
Capital Markets LLC, Santander
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail - Consumer Discretionary
Date of First Offering:
06/13/16
Ratings:
Moody's Ba1; S&P BB+; Fitch BB+;
Composite BB+
Maturity Date:
07/01/36
Coupon:
6.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.00
Gross Spread as a % of Price:
1.00%
Yield:
6.375%
Yield to Maturity:
6.230%
Principal Amount of Offering:
$700,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0750%
$525,000
AST J.P. Morgan Global Thematic Portfolio
0.0071%
$50,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0821%
$575,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0821%
$575,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AK Steel Corporation (AKS 7.50%
07/15/23)
Cusip 001546AT7
Trade Date
06/13/16
List of Underwriters
BofA Merrill Lynch, Deutsche Bank
Securities, J.P. Morgan, Wells
Fargo Securities, Citigroup,
Credit Suisse Goldman, Sachs &
Co., BMO Capital Markets, Citizens
Capital Markets, Inc., Fifth Third
Securities, ING, PNC Capital
Markets LLC, Regions Securities
LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Metals & Mining
Date of First Offering:
06/13/16
Ratings:
Moody's B2; S&P BB-; Composite B+
Maturity Date:
07/15/23
Coupon:
7.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.75
Gross Spread as a % of Price:
1.75%
Yield:
7.126%
Yield to Maturity:
6.250%
Principal Amount of Offering:
$380,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

8.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.1987%
$755,000
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0171%
$65,000
AST J.P. Morgan Global Thematic Portfolio
0.0211%
$80,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2369%
$900,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2369%
$900,000















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Duke Realty LP (DRE 3.25%
06/30/26)
Cusip 26441YAZ0
Trade Date
06/16/16
List of Underwriters
J.P. Morgan, Morgan Stanley, UBS
Investment Bank, Wells Fargo
Securities, SunTrust Robinson
Humphrey, Barclays BB&T Capital
Markets Citigroup PNC Capital
Markets LLC RBC Capital Markets,
Regions Securities LLC,
Scotiabank, US Bancorp, Ramirez &
Co., Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley
Sector or Industry:
Real Estate
Date of First Offering:
06/16/16
Ratings:
Moody's Baa2; S&P BBB; Fitch BBB;
Composite BBB
Maturity Date:
06/30/26
Coupon:
3.25%
Unit Price:
$99.070
Underwriting Spread per Unit:
0.650
Gross Spread as a % of Price:
0.656%
Yield:
3.204%
Yield to Maturity:
3.076%
Principal Amount of Offering:
$375,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.1176%
$440,862
AST J.P. Morgan Global Thematic Portfolio
0.1070%
$401,234
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.2246%
$842,096
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.2246%
$842,096

















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AmeriGas Partners, LP & AmeriGas
Finance Corp
(APU 5.625% 05/20/24) Cusip
030981AH7
Trade Date
06/20/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Citigroup, Wells Fargo Securities,
Citizens Capital Markets, Inc, PNC
Capital Markets LLC, BB&T Capital
Markets, BNY Mellon Capital
Markets, LLC, Santander, TD
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Utilities
Date of First Offering:
06/20/16
Ratings:
Moody's Ba3; Fitch BB; Composite
BB-
Maturity Date:
05/20/24
Coupon:
5.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.23
Gross Spread as a % of Price:
1.23%
Yield:
5.339%
Yield to Maturity:
4.782%
Principal Amount of Offering:
$675,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0600%
$405,000
AST J.P. Morgan Global Thematic Portfolio
0.0052%
$35,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0652%
$440,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0652%
$440,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AmeriGas Partners, LP & AmeriGas
Finance Corp
(APU 5.875% 08/20/26) Cusip
030981AJ3
Trade Date
06/20/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Citigroup, Wells Fargo Securities,
Citizens Capital Markets, Inc, PNC
Capital Markets LLC, BB&T Capital
Markets, BNY Mellon Capital
Markets, LLC, Santander, TD
Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Utilities
Date of First Offering:
06/20/16
Ratings:
Moody's Ba3; Fitch BB; Composite
BB-
Maturity Date:
08/20/26
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.23
Gross Spread as a % of Price:
1.23%
Yield:
5.569%
Yield to Maturity:
5.155%
Principal Amount of Offering:
$675,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan
sleeve)
0.0756%
$510,000
AST J.P. Morgan Global Thematic Portfolio
0.0059%
$40,000
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0815%
$550,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0815%
$550,000


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
ITC Holdings Corp (ITC 3.25%
06/30/26)
Cusip 465685AK1
Trade Date
06/29/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Wells Fargo Securities, Deutsche
Bank Securities
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Utilities
Date of First Offering:
06/29/16
Ratings:
Moody's Baa2; S&P BBB+; Composite
BBB
Maturity Date:
06/30/26
Coupon:
3.25%
Unit Price:
$99.865
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65%
Yield:
3.216%
Yield to Maturity:
3.123%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Strategic Opportunities
Portfolio
0.0362%
$144,804
AST J.P. Morgan Global Thematic Portfolio
0.0374%
$149,798
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0736%
$294,602
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0736%
$294,602


















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Express Scripts Holding Company
(ESRX 3.40% 03/01/27)
Cusip 30219GAN8
Trade Date
06/29/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Citigroup, Credit Suisse, Morgan
Stanley, RBC Capital Markets,
Mizuho Securities, MUFG, SunTrust
Robinson Humphrey, Credit Agricole
CIB, Scotiabank, SMBC Nikko, TD
Securities, US Bancorp, Wells
Fargo Securities, Fifth Third
Securities, PNC Capital Markets
LLC, Santander, The Williams
Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Credit Suisse Securities
Sector or Industry:
HealthCare Facilities & Services
Date of First Offering:
06/29/16
Ratings:
Moody's Baa2; S&P BBB+; Fitch BBB;
Composite BBB
Maturity Date:
03/01/27
Coupon:
3.40%
Unit Price:
$99.959
Underwriting Spread per Unit:
0.65
Gross Spread as a % of Price:
0.65%
Yield:
3.347%
Yield to Maturity:
3.220%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.24%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0183%
$274,887
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0253%
$379,844
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0436%
$654,731
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0436%
$654,731













10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Express Scripts Holding Company
(ESRX 4.80% 07/15/46)
Cusip 30219GAP3
Trade Date
06/29/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Citigroup, Credit Suisse, Morgan
Stanley, RBC Capital Markets,
Mizuho Securities, MUFG, SunTrust
Robinson Humphrey, Credit Agricole
CIB, Scotiabank, SMBC Nikko, TD
Securities, US Bancorp, Wells
Fargo Securities, Fifth Third
Securities, PNC Capital Markets
LLC, Santander, The Williams
Capital Group LP
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
HealthCare Facilities & Services
Date of First Offering:
06/29/16
Ratings:
Moody's Baa2; S&P BBB+; Fitch BBB;
Composite BBB
Maturity Date:
07/15/46
Coupon:
4.80%
Unit Price:
$99.825
Underwriting Spread per Unit:
0.875
Gross Spread as a % of Price:
0.876%
Yield:
4.496%
Yield to Maturity:
4.387%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.87%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0087%
$129,773
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0136%
$204,641
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0223%
$334,414
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0223%
$334,414








10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Oracle Corp (ORCL 4.00% 07/15/46)
Cusip 68389XBJ3
Trade Date
06/29/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Citigroup, Barclays, BNP Paribas,
HSBC, Credit Suisse, Deutsche Bank
Securities, Societe Generale,
Wells Fargo Securities, UBS
Investment Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Software & Services
Date of First Offering:
06/29/16
Ratings:
Moody's A1; S&P AA-; Fitch A+;
Composite A+
Maturity Date:
07/15/46
Coupon:
4.00%
Unit Price:
$99.982
Underwriting Spread per Unit:
0.50
Gross Spread as a % of Price:
0.50%
Yield:
3.899%
Yield to Maturity:
3.851%
Principal Amount of Offering:
$3,000,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.70%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0038%
$114,979
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0060%
$179,968
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0098%
$294,947
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0098%
$294,947



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Oracle Corp (ORCL 1.90% 07/15/21)
Cusip 68389XBK0
Trade Date
06/29/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Citigroup, Barclays, BNP Paribas,
HSBC, Credit Suisse, Deutsche Bank
Securities, Societe Generale,
Wells Fargo Securities, UBS
Investment Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Software & Services
Date of First Offering:
06/29/16
Ratings:
Moody's A1; S&P AA-; Fitch A+;
Composite A+
Maturity Date:
07/15/21
Coupon:
1.90%
Unit Price:
$99.826
Underwriting Spread per Unit:
0.20
Gross Spread as a % of Price:
0.20%
Yield:
1.894%
Yield to Maturity:
1.829%
Principal Amount of Offering:
$4,250,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

0.46%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0124%
$529,078
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0132%
$559,026
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0256%
$1,088,104
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0256%
$1,088,104




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Oracle Corp (ORCL 2.40% 09/15/23)
Cusip 68389XBL8
Trade Date
06/29/16
List of Underwriters
J.P. Morgan, BofA Merrill Lynch,
Citigroup, Barclays, BNP Paribas,
HSBC, Credit Suisse, Deutsche Bank
Securities, Societe Generale,
Wells Fargo Securities, UBS
Investment Bank
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Software & Services
Date of First Offering:
06/29/16
Ratings:
Moody's A1; S&P AA-; Fitch A+;
Composite A+
Maturity Date:
09/15/23
Coupon:
2.40%
Unit Price:
$99.983
Underwriting Spread per Unit:
0.25
Gross Spread as a % of Price:
0.25%
Yield:
2.382%
Yield to Maturity:
2.284%
Principal Amount of Offering:
$2,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0214%
$534,909
AST J.P. Morgan Strategic Opportunities
Portfolio
0.0466%
$1,164,802
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.0680%
$1,699,711
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0680%
$1,699,711



10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Daimler Finance North America LLC
(DAIGR 1.50% 07/05/19 144A)
Cusip 233851CF9
Trade Date
06/30/16
List of Underwriters
BBVA Securities Inc, Goldman Sachs
Capital Markets, JPMorgan, Mizuho
Securities USA Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Mizuho Securities USA Inc
Sector or Industry:
Automobiles Manufacturing
Date of First Offering:
06/30/16
Ratings:
Moody's A3e; S&P A-; Fitch A-;
Composite A-
Maturity Date:
07/05/19
Coupon:
1.50%
Unit Price:
$99.851
Underwriting Spread per Unit:
0.20
Gross Spread as a % of Price:
0.20%
Yield:
1.503%
Yield to Maturity:
1.571%
Principal Amount of Offering:
$1,500,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.25%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST J.P. Morgan Global Thematic Portfolio
0.0606%
$908,644



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0606%
$908,644





















10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aetna Inc. (2019)
00817YAT5
Trade Date
06-02-2016
List of Underwriters
Citigroup Global Markets Inc.,
UBS Securities LLC,
Credit Suisse Securities (USA)
LLC,
Merrill Lynch, Pierce, Fenner &
 Smith Incorporated, Barclays
Capital Inc.,
Mitsubishi UFJ Securities (USA)
, Inc., Mizuho Securities USA
Inc., Morgan Stanley & Co. LLC,
SunTrust Robinson Humphrey, Inc
.., U.S. Bancorp Investments,
Inc., Wells Fargo Securities,
LLC, PNC Capital Markets LLC,
BNY Mellon Capital Markets, LLC
, HSBC Securities (USA) Inc.,
Fifth Third Securities, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc
Sector or Industry:
Healthcare Insurance
Date of First Offering:
06-02-2016
Ratings:
Baa2	A-	A-
Maturity Date:
06-07-2019
Coupon:
1.9
Unit Price:
$99.925
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
2.13998911
Yield to Maturity:
1.89
Principal Amount of Offering:
$1,648,762,500.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

9.090%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.04424%
$729,452.50
AST BlackRock Low Duration Bond Portfolio
0.15182%
$2,503,121.25
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.19606%
$3,232,573.75
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.19606%
$3,232,573.75




10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aetna Inc. (2026)   00817YAW8
Trade Date
06-02-2016
List of Underwriters
Citigroup Global Markets Inc.,
UBS Securities LLC, Credit
Suisse Securities (USA) LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Barclays
Capital Inc., Mitsubishi UFJ
Securities (USA), Inc., Mizuho
Securities USA Inc., Morgan
Stanley & Co. LLC, SunTrust
Robinson Humphrey, Inc., U.S.
Bancorp Investments, Inc.,
Wells Fargo Securities, LLC,
PNC Capital Markets LLC, BNY
Mellon Capital Markets, LLC,
HSBC Securities (USA) Inc.,
Fifth Third Securities, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS Securities LLC
Sector or Industry:
Healthcare Insurance
Date of First Offering:
06-02-2016
Ratings:
Baa2	A-	A-
Maturity Date:
06-15-2026
Coupon:
3.20%
Unit Price:
$99.626
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
3.50038369
Yield to Maturity:
3.19
Principal Amount of Offering:
$2,789,528,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

7.142%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.02000%
$557,905.60
AST BlackRock/Loomis Sayles Bond Portfolio
(BlackRock sleeve)
0.08957%
$2,498,620.08
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.10957%
$3,056,525.68
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.10957%
$3,056,525.68





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Aetna Inc. (2046)   00817YAX6
Trade Date
06-02-2016
List of Underwriters
Citigroup Global Markets Inc.,
UBS Securities LLC, Credit
Suisse Securities (USA) LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Barclays
Capital Inc., Mitsubishi UFJ
Securities (USA), Inc., Mizuho
Securities USA Inc., Morgan
Stanley & Co. LLC, SunTrust
Robinson Humphrey, Inc., U.S.
Bancorp Investments, Inc.,
Wells Fargo Securities, LLC,
PNC Capital Markets LLC, BNY
Mellon Capital Markets, LLC,
HSBC Securities (USA) Inc.,
Fifth Third Securities, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
UBS Securities LLC
Sector or Industry:
Healthcare Insurance
Date of First Offering:
06-02-2016
Ratings:
Baa2	A-	A-
Maturity Date:
06-15-2046
Coupon:
4.375%
Unit Price:
$99.9
Underwriting Spread per Unit:
0.875%
Gross Spread as a % of Price:
0.874%
Yield:
4.65005327
Yield to Maturity:
4.37
Principal Amount of Offering:
$2,397,600,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.958%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
(Core Active)
0.02083%
$499,500.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.02083%
$499,500.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Citigroup Inc. (2019)
172967KS9
Trade Date
06-02-2016
List of Underwriters
Citigroup Global Markets Inc.,
Credit Agricole Securities
(USA) Inc., Credit Suisse
Securities (USA) LLC, Deutsche
Bank Securities Inc., Lloyds
Securities Inc., Natixis
Securities Americas LLC, SMBC
Nikko Securities America, Inc.,
TD Securities (USA) LLC,
UniCredit Capital Markets LLC,
Wells Fargo Securities, LLC,
ABN AMRO Securities (USA) LLC,
Academy Securities, Inc., ANZ
Securities, Inc., Apto
Partners, LLC, Barclays Capital
Inc., BB&T Capital Markets, a
division of BB&T Securities,
LLC, BBVA Securities Inc.,
Cabrera Capital Markets, LLC,
CastleOak Securities, L.P.,
Citizens Capital Markets Inc.,
CV Brokerage Inc., Danske
Markets Inc., Guzman & Company,
ING Financial Markets LLC,
Mitsubishi UFJ Securities
(USA), Inc., Mizuho Securities
USA Inc., Multi-Bank
Securities, Inc., Penserra
Securities LLC, PNC Capital
Markets LLC, RBC Capital
Markets, LLC, Samuel A. Ramirez
& Company, Inc., SG Americas
Securities, LLC, U.S. Bancorp
Investments, Inc.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Banking
Date of First Offering:
06-02-2016
Ratings:
Baa1	BBB+	A
Maturity Date:
06-07-2019
Coupon:
2.05%
Unit Price:
$99.948
Underwriting Spread per Unit:
0.250%
Gross Spread as a % of Price:
0.250%
Yield:
2.26799948
Yield to Maturity:
2.05
Principal Amount of Offering:
$999,480,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

10.09%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.14000%
$1,399,272.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.14000%
$1,399,272.00







10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Fortive Corporation (2019)
34959JAA6
Trade Date
06-06-2016
List of Underwriters
Barclays Capital Inc., Credit
Agricole Securities (USA) Inc.,
Morgan Stanley & Co. LLC,
SunTrust Robinson Humphrey,
Inc., TD Securities (USA) LLC,
Citigroup Global Markets Inc.,
Fifth Third Securities, Inc.,
J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Mitsubishi
UFJ Securities (USA), Inc.,
Mizuho Securities USA Inc., RBC
Capital Markets, LLC, SMBC
Nikko Securities America, Inc.,
Wells Fargo Securities, LLC, SG
Americas Securities, LLC, RBS
Securities Inc., PNC Capital
Markets LLC
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co.LLC
Sector or Industry:
Diversified Manufacturing
Date of First Offering:
06-06-2016
Ratings:
Baa1	BBB	NR
Maturity Date:
06-15-2019
Coupon:
1.80%
Unit Price:
$99.893
Underwriting Spread per Unit:
0.450%
Gross Spread as a % of Price:
0.450%
Yield:
1.83702675
Yield to Maturity:
1.81
Principal Amount of Offering:
$299,679,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

2.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.08333%
$249,732.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.08333%
$249,732.50





10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
Fortive Corporation (2026)
34959JAC2
Trade Date
06-06-2016
List of Underwriters
Barclays Capital Inc., Goldman,
Sachs & Co., Morgan Stanley &
Co. LLC, Citigroup Global
Markets Inc., HSBC Securities
(USA) Inc., Merrill Lynch,
Pierce, Fenner, & Smith
Incorporated, Mitsubishi UFJ
Securities (USA), Inc., PNC
Capital Markets LLC, RBC
Capital Markets, LLC, Santander
Investment Securities, Inc.,
SMBC Nikko Securities America,
Inc., U.S. Bancorp Investments,
Inc., Wells Fargo Securities,
LLC, Scotia Capital (USA) Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
YES
Was security offered under a firm
commitment underwriting?
YES
Is an affiliated b/d a Sr. Manager or Co-
Manager?
YES
If yes, did the affiliate benefit directly
or indirectly
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Morgan Stanley & Co.LLC
Sector or Industry:
Diversified Manufacturing
Date of First Offering:
06-06-2016
Ratings:
Baa1	BBB	NR
Maturity Date:
06-15-2026
Coupon:
3.15%
Unit Price:
$99.644
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.648%
Yield:
3.19195302
Yield to Maturity:
3.18
Principal Amount of Offering:
$896,796,000.00
Subordination Features:
N/A
Years of Continued Operation >3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

3.11%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.04444%
$398,576.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.04444%
$398,576.00






10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
AUST & NZ BANKING GRP/UK
05254HAA2
Trade Date
06/07/2016
List of Underwriters
 Goldman, Sachs & Co.
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
Deutsche Bank Securities Inc.
Australia and New Zealand
Banking Group Limited
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
Banks
Date of First Offering:
06/07/2016
Ratings:
SP:BBB-/ MD:Baa1/ FT:BBB
Maturity Date:
12/29/2049
Coupon:
6.75%
Unit Price:
$100.000
Underwriting Spread per Unit:
0.750%
Gross Spread as a % of Price:
0.750%
Yield:
6.75%
Yield to Maturity:
6.75%
Principal Amount of Offering:
$1,000,000,000
Subordination Features:
JR SUBORDINATED
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

1.9000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0575%
$575,000.00



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0575%
$575,000.00

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MARRIOTT INTERNATIONAL 571903AR4
Trade Date
06/07/2016
List of Underwriters
Goldman, Sachs & Co.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Scotia Capital (USA) Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
HSBC Securities (USA) Inc.
SunTrust Robinson Humphrey, Inc.
Barclays Capital Inc.
BNP Paribas Securities Corp.
BNY Mellon Capital Markets, LLC
Capital One Securities, Inc.
Mitsubishi UFJ Securities (USA),
Inc.
PNC Capital Markets LLC
Loop Capital Markets LLC
The Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
DEUTSCHE BANK SECURITIES INC.
Sector or Industry:
Services
Date of First Offering:
06/07/2016
Ratings:
SP:BBB/ MD:Baa2/ FT:BBB
Maturity Date:
01/15/2022
Coupon:
2.3%
Unit Price:
$99.587
Underwriting Spread per Unit:
0.600%
Gross Spread as a % of Price:
0.602%
Yield:
2.31%
Yield to Maturity:
2.38%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

13.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.3500%
$2,614,158.75
AST Goldman Sachs Global Income Portfolio
0.1534%
$1,145,250.50
Total Purchased for Prudential Funds which
Sub-Adviser Manages
0.5034%
$ 3,759,409.25
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.5034%
$ 3,759,409.25

10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
MARRIOTT INTERNATIONAL 571903AS2
Trade Date
06/07/2016
List of Underwriters
Goldman, Sachs & Co.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner &
Smith Incorporated
Scotia Capital (USA) Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC
HSBC Securities (USA) Inc.
SunTrust Robinson Humphrey, Inc.
Barclays Capital Inc.
BNP Paribas Securities Corp.
BNY Mellon Capital Markets, LLC
Capital One Securities, Inc.
Mitsubishi UFJ Securities (USA),
Inc.
PNC Capital Markets LLC
Loop Capital Markets LLC
The Williams Capital Group, L.P.
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering, or
Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or Co-
Manager?
Yes
If yes, did the affiliate benefit directly
or indirectly
No
Name of Affiliate:
Goldman, Sachs & Co.
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
DEUTSCHE BANK SECURITIES INC.
Sector or Industry:
Services
Date of First Offering:
06/07/2016
Ratings:
SP:BBB/ MD:Baa2/ FT:BBB
Maturity Date:
06/15/2026
Coupon:
3.125%
Unit Price:
$99.667
Underwriting Spread per Unit:
0.650%
Gross Spread as a % of Price:
0.652%
Yield:
3.135%
Yield to Maturity:
3.16%
Principal Amount of Offering:
$750,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

13.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by
Fund
Dollar Value of
Offering
Purchased by
Fund
PI LLC FUND NAME


AST Goldman Sachs Global Income Portfolio
0.0867%
$647,835.50



Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.0867%
$647,835.50


10f-3 Exhibit		Compliance Detail

Issuer Name + CUSIP #
West Corporation (WSTC 4.75%
07/15/21 144A)
Cusip 952355AQ8
Trade Date
06/09/16
List of Underwriters
BofA Merrill Lynch, BMO Capital
Markets Corp, Citizens Bank,
Deutsche Bank, HSBC Securities,
JPMorgan, Mizuho Securities USA
Inc, Morgan Stanley, Wells Fargo
Securities Inc
Was the security: 33 Act Registration,
Eligible Municipal Security, Eligible
Government offering, Foreign Offering,
or Eligible 144A offering?
Yes
Was security offered under a firm
commitment underwriting?
Yes
Is an affiliated b/d a Sr. Manager or
Co-Manager?
Yes
If yes, did the affiliate benefit
directly or indirectly
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom
Purchased (Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Wireline Telecommunications
Services
Date of First Offering:
06/09/16
Ratings:
Moody's Ba3; S&P BB; Composite BB-
Maturity Date:
07/15/21
Coupon:
4.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.38
Gross Spread as a % of Price:
1.38%
Yield:
4.680%
Yield to Maturity:
4.330%
Principal Amount of Offering:
$400,000,000
Subordination Features:
NA
Years of Continued Operation:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time. The Sub-adviser attests that the Total Percentage Purchased by
Sub-adviser including all funds and private advisory accounts over which sub-adviser has investment discretion did not exceed 25%. [If an eligible 144A offering, must be less than 25% of the "144A offering plus any concurrent public offering]

4.57%

LIST EACH PARTICIPATING FUND
Percent of Offering Purchased by Fund
Dollar Value of Offering Purchased by Fund

PI LLC FUND NAME


AST High Yield Portfolio (J.P. Morgan sleeve)
0.0900%
$360,000
AST J.P. Morgan Global Thematic Portfolio 0.0075%
$30,000
AST J.P. Morgan Strategic Opportunities Portfolio
0.0083%
$33,000
Total Purchased for Prudential Funds which Sub-Adviser Manages
0.1058%
$423,000
Total Percent Purchased by all PI LLC
Funds and private advisory accounts over
which subadviser has investment discretion
0.1058%
$423,000